1933 Act Reg. No. 33-88316

1940 Act File No. 811-8932

As filed with the Securities and Exchange Commission on May 26, 2011

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
POST-EFFECTIVE AMENDMENT NO. 50	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
AMENDMENT NO. 52	☒

Artisan Funds, Inc.

(Registrant)

875 East Wisconsin Avenue, Suite 800

Milwaukee, Wisconsin 53202

Telephone Number: (414) 390-6100

Sarah A. Johnson	Alyssa Albertelli
Artisan Funds, Inc.	Ropes & Gray LLP
875 East Wisconsin Avenue, Suite 800	One Metro Center, 700 12th Street, N.W., Suite 900
Milwaukee, Wisconsin 53202	Washington, D.C. 20005

(Agents for Service)

Amending Parts A, B and C and filing Exhibits.

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to rule 485(b)
☐	on pursuant to rule 485(b)
☒	60 days after filing pursuant to rule 485(a)(1)
☐	on pursuant to rule 485(a)(1)
☐	75 days after filing pursuant to rule 485(a)(2)
☐	on pursuant to rule 485(a)(2)

EXPLANATORY NOTE

This Post-Effective Amendment No. 50 to the Registration Statement contains a prospectus and statement of additional information describing Artisan Growth Opportunities Fund – Institutional Shares, a new class of Artisan Growth Opportunities Fund, and Artisan Value Fund – Institutional Shares, a new class of Artisan Value Fund, each a series of the Registrant. This Post-Effective Amendment to the Registration Statement is organized as follows: (a) Prospectus relating to Artisan Growth Opportunities Fund – Institutional Shares; (b) Prospectus relating to Artisan Value Fund – Institutional Shares; (c) Statement of Additional Information relating to Artisan Growth Opportunities Fund – Institutional Shares; (d) Statement of Additional Information relating to Artisan Value Fund – Institutional Shares; and (e) Part C Information for all series of the Registrant. The Prospectuses or Statements of Additional Information for the other series of the Registrant included in Post-Effective Amendments No. 48 and No. 49 to the Registration Statement of the Registrant are not superseded or amended hereby.

The information in this prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated May 26, 2011

ARTISAN FUNDS, INC.

ARTISAN GROWTH OPPORTUNITIES FUND

(FORMERLY ARTISAN OPPORTUNISTIC GROWTH FUND)

[            ]

INSTITUTIONAL SHARES

PROSPECTUS

JULY [ ], 2011

If you have any questions about any part of the prospectus or wish to obtain additional information about Artisan Funds, please call 800.399.1770.

The Securities and Exchange Commission has not approved or disapproved any of the Fund’s shares or determined whether this prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

Artisan Funds • P.O. Box 8412 • Boston, MA 02266-8412

ARTISAN GROWTH OPPORTUNITIES FUND (Formerly Artisan Opportunistic Growth Fund)

Institutional Shares

INVESTMENT OBJECTIVE

Artisan Growth Opportunities Fund seeks maximum long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Exchange Fee	None
Redemption Fee (as a percentage of amount redeemed or exchanged within 90 days or less)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees[1]	0.90%
Distribution (12b-1) Fees	None
Other Expenses[2]	0.26
Total Annual Fund Operating Expenses	1.16
[1]	“Management Fees” shown are for the Fund’s Investor Shares for the fiscal year ended September 30, 2010.
[2]	“Other Expenses” are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$118	$368	$638	$1,409

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79.99% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Artisan employs a bottom-up investment process to construct a diversified portfolio of U.S. and non-U.S. growth companies across a broad capitalization range. The Fund’s investment process focuses on two distinct areas – security selection and capital allocation.

Security Selection

Artisan’s investment process attempts to identify companies that possess franchise characteristics that are selling at attractive valuations and benefiting from an accelerating profit cycle.

•

Franchise Characteristics. These are characteristics that Artisan believes help to protect a company’s stream of cash flow from the effects of competition. Artisan looks for companies with at least two of the following characteristics: low cost production capability, possession of a proprietary asset, dominant market share, or a defensible brand name.

•

Attractive Valuations. Through its own fundamental research, Artisan estimates the amount a buyer would pay to buy the entire company (the company’s “intrinsic value” or “private market value”) and considers whether to purchase a stock if it sells at a discount to that estimate.

•

Accelerating Profit Cycle. The Fund tries to invest in companies that are well positioned for long-term growth, at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the profit cycle. Companies that Artisan believes are well positioned for long-term growth typically have predictable streams of cash flow through real growth in demand for their products or services and appear to be well positioned to take advantage of opportunities in their markets.

Capital Allocation: Garden, Crop, Harvest® Investing

The second element of the Fund’s investment process is capital allocation. Artisan divides the portfolio into three parts:

•

GardenSM investing is where the investment process usually begins. Garden investments generally are smaller positions in companies that Artisan believes have a good franchise, attractive valuation and accelerating earnings, but that are at too early a stage in their profit cycle to be confident the investment will be successful.

•

CropSM investments form the segment of the portfolio intended to hold the companies that are moving into the strongest part of their profit cycles. Through a detailed investment analysis, Artisan determines what it believes is necessary for a company to continue to generate positive earnings. When a company begins to perform consistently with Artisan’s expectations, Artisan generally will increase the Fund’s position in that company and move the stock from Garden investments into Crop investments.

•

When a company’s profit cycle begins to decelerate, or a stock is approaching Artisan’s estimate of its intrinsic value, Artisan moves the stock into HarvestSM investments, and reduces the size of the position.

3

The Fund primarily invests in common stocks and other equity securities of U.S. and non-U.S. companies, including depositary receipts. The Fund’s investments in non-U.S. securities may include investments in both developed and emerging and less developed markets.

The Fund invests in U.S. companies with market capitalizations of at least $3 billion at the time of initial purchase, although the Fund may invest in a U.S. company with a lower market capitalization if it already holds a position in that company. There is no restriction on the size of the non-U.S. companies in which the Fund may invest. The Fund may also invest to a limited extent in equity-linked securities that provide economic exposure to a security of one or more non-U.S. companies without a direct investment in the underlying securities (called “participation certificates” in this prospectus, but may be called different names by issuers).

PRINCIPAL RISKS

Like all mutual funds that invest primarily in stocks, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. Artisan’s ability to choose suitable investments for the Fund has a significant impact on the Fund’s ability to achieve its investment objective. The Fund’s principal risks include:

•

Stock Market Risks. While common stocks and other equity securities have shown greater growth than other types of securities over time, in the short-term, stock prices fluctuate widely in response to company, market, economic or other news.

•

Foreign Investing Risks. Foreign stocks as an asset class may underperform U.S. stocks, and foreign stocks may be more volatile than U.S. stocks. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) include: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices and political instability. The risks of foreign investments typically are greater in emerging and less developed markets. For example, many emerging markets governments participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Also, because foreign securities usually are denominated and traded in foreign currencies, while the Fund values its assets in U.S. dollars, the values of the Fund’s non-U.S. investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

•

Medium-Sized Company Risks. Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of large companies. Compared to large companies, medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. During some periods, stocks of medium-sized companies, as an asset class, have underperformed the stocks of small and large companies.

•	Growth Investing Risks. Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth Artisan anticipated.

•

Risks of Emphasizing a Region, Sector or Industry. If the Fund has invested a higher percentage of its total assets in a particular region, sector or industry, changes affecting that region, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.

•

Participation Certificates Risks. Investing in a participation certificate subjects the Fund to the risks associated with an investment in the underlying equity security and also exposes the Fund to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificate will not fulfill its contractual obligation to timely pay the Fund the amount owed under the certificate.

•

Impact of Actions by Other Shareholders. The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an impact on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.

PERFORMANCE

This section provides some indication of the risks of investing in the Fund. The following bar chart shows the Fund’s calendar year by year returns. This information shows how the Fund’s returns have varied over time.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year by Year Total Returns (Investor Shares)1

Best Quarter	19.34% (quarter ended 6/30/09)
Worst Quarter	-29.83% (quarter ended 12/31/08)

[1]

Because the Fund’s Institutional Shares have not been offered for a full calendar year, the information provided in the bar chart represents the performance of the Fund’s Investor Shares. Institutional Shares and Investor Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of Institutional Shares will be different from the performance of Investor Shares because the expense ratios associated with each class will be different.

Total return for the period 1/1/11 through 6/30/11 for the Fund’s Investor Shares was [            ]%.

4

Average Annual Total Returns (Investor Shares)1

(For Periods Ended 12/31/2010)

The following table shows the Fund’s Investor Shares average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2010. The index information is intended to permit you to compare the Fund’s performance to a broad measure of market performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account, or to investors who are tax-exempt.

For Periods Ended 12/31/10

	1-Year	Since Inception (9/22/08)
Return before taxes	28.23%	9.92%
Return after taxes on distributions	27.95	9.81
Return after taxes on distributions and sale of Fund shares	18.53	8.47
MSCI ACWI (All Country World Index)SM 2 Index (reflects no deduction for fees, expenses or taxes)	12.67	4.29
Russell 1000® Index [2] (reflects no deduction for fees, expenses or taxes)	16.10	4.83

1 Because the Fund’s Institutional Shares have not been offered for a full calendar year, the information provided represents the returns of the Fund’s Investor Shares. Institutional Shares and Investor Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of Institutional Shares will be different from the performance of Investor Shares because the expense ratios associated with each class will be different.

2 Effective January 28, 2011, the Fund’s benchmark was changed from the Russell 1000® Index to the MSCI ACWI (All Country World Index) IndexSM, which will provide an appropriate comparison in light of the Fund’s investment strategy.

Updated Fund performance information for Institutional Shares may be obtained by calling 800.399.1770.

PORTFOLIO MANAGEMENT

Investment Adviser:

Artisan Partners Limited Partnership

Portfolio Managers:

Name	Title	Length of Service
Andrew C. Stephens	Managing Director and Portfolio Manager, Artisan Partners	Since 2008 (inception)

James D. Hamel	Managing Director and Portfolio Manager, Artisan Partners	Since 2008 (inception)

Matthew H. Kamm	Associate Portfolio Manager, Artisan Partners	Since January 2010

Jason L. White	Associate Portfolio Manager, Artisan Partners	Since January 2011

PURCHASE AND SALE OF FUND SHARES

Minimum Investments:

To open an account	$1,000,000
Minimum balance required	$1,000,000

The Fund may, at its discretion, accept a smaller initial investment amount or waive the initial minimum investment amount for investment into the Fund if certain conditions are met.

You may purchase or redeem shares by telephone or written request sent to the Fund by mail on any day that the New York Stock Exchange is open for regular session trading. Some redemptions require Medallion guarantees.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

5

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

The following supplements the information regarding the Fund’s investment objective and principal investment strategies set forth in the “Fund Summary.”

The Fund seeks maximum long-term capital growth. The investment objective of the Fund may be changed by the board of directors without the approval of a “majority of the outstanding voting securities” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Investors in the Fund will receive at least 30 days’ prior written notice of implementation of any such change in the Fund’s investment objective.

Artisan employs a bottom-up investment process to construct a diversified portfolio of U.S. and non-U.S. growth companies across a broad capitalization range. The Fund’s investment process focuses on two distinct areas – security selection and capital allocation.

Security Selection

Artisan’s investment process attempts to identify companies that possess franchise characteristics that are selling at attractive valuations and benefiting from an accelerating profit cycle.

•

Franchise Characteristics. These are characteristics that Artisan believes help to protect a company’s stream of cash flow from the effects of competition. Artisan looks for companies with at least two of the following characteristics: low cost production capability, possession of a proprietary asset, dominant market share, or a defensible brand name.

•

Attractive Valuations. Through its own fundamental research, Artisan estimates the amount a buyer would pay to buy the entire company (the company’s “intrinsic value” or “private market value”) and considers whether to purchase a stock if it sells at a discount to that estimate.

•

Accelerating Profit Cycle. The Fund tries to invest in companies that are well positioned for long-term growth, at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the profit cycle. Companies that Artisan believes are well positioned for long-term growth typically have predictable streams of cash flow through real growth in demand for their products or services and appear to be well positioned to take advantage of opportunities in their markets.

Capital Allocation: Garden, Crop, Harvest® Investing

The second element of the Fund’s investment process is capital allocation. Artisan divides the portfolio into three parts:

•

GardenSM investing is where the investment process usually begins. Garden investments generally are smaller positions in companies that Artisan believes have a good franchise, attractive valuation and accelerating earnings, but that are at too early a stage in their profit cycle to be confident the investment will be successful.

•

CropSM investments form the segment of the portfolio intended to hold the companies that are moving into the strongest part of their profit cycles. Through a detailed investment analysis, Artisan determines what it believes is necessary for a company to continue to generate positive earnings. When a company begins to perform consistently with Artisan’s expectations, Artisan generally will increase the Fund’s position in that company and move the stock from Garden investments into Crop investments.

•

When a company’s profit cycle begins to decelerate, or a stock is approaching Artisan’s estimate of its intrinsic value, Artisan moves the stock into HarvestSM investments, and reduces the size of the position.

Artisan allocates Fund assets among Garden, Crop and HarvestSM investments based on Artisan’s assessment of a company’s profit cycle strength and valuation. The allocation is dynamic and varies over time.

The Fund primarily invests in common stocks and other equity securities of U.S. and non-U.S. companies, including depositary receipts. The Fund’s investments in non-U.S. securities may include investments in both developed and emerging and less developed markets. The Fund does not invest more than 35% of its net assets at market value at the time of purchase in companies from any single country other than the U.S.

The Fund invests in U.S. companies with market capitalizations of at least $3 billion at the time of initial purchase, although the Fund may invest in a U.S. company with a lower market capitalization if it already holds a position in that company. There is no restriction on the size of the non-U.S. companies in which the Fund may invest.

The Fund may invest up to 10% of its net assets measured at the time of purchase in equity-linked securities that provide economic exposure to a security of one or more non-U.S. companies without a direct investment in the underlying securities (called “participation certificates” in this prospectus but may be called different names by issuers). Participation certificates typically are issued by a bank or broker-dealer. When a participation certificate is redeemed, the bank or broker-dealer is obligated to pay the Fund an amount based on the value of the underlying security.

The maximum investment in any single industry is 25% of the Fund’s net assets at market value at the time of purchase. As to 75% of its total assets, the Fund limits the size of its investments so that it invests no more than 5% of its total assets in securities of a single issuer, measured at the time of purchase. In the rest of the portfolio, the Fund will not invest more than 10% of its net assets, at the

6

time of purchase, in the securities of a single issuer. The Fund tries to maintain a cash position of no more than 15% of its net assets, although cash flows, including from shareholder investments and redemptions and purchases and sales of portfolio securities, may cause the Fund’s cash position to be larger or smaller. As a result, the Fund may at times hold more than 15% of its net assets in cash.

The Fund may buy or sell foreign currencies to facilitate transactions in portfolio securities of non-U.S. companies. The Fund usually does not hedge against possible variations in exchange rates, but, in limited circumstances, exposure to a particular currency that Artisan believes is overvalued may be hedged if the Fund has, or is initiating, positions in securities traded in that currency. The Fund may buy and sell currencies for cash at current exchange rates, or use an agreement to purchase or sell a specified currency at a specified future date or within a specified time period, at a price set at the time of the contract.

The Fund may sell a stock when Artisan thinks the stock is approaching full valuation, changing circumstances affect the original reasons for its purchase, the company exhibits deteriorating fundamentals, or more attractive opportunities are identified.

For purposes of testing compliance with the Fund’s investment restrictions, Artisan considers an issuer to be from a particular country as designated by its securities information vendors.

7

RISKS YOU SHOULD CONSIDER

Like all mutual funds that invest primarily in stocks, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. The portfolio management team’s ability to choose suitable investments for the Fund has a significant impact on the Fund’s ability to achieve its investment objective. An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The principal and other risks that apply to the Fund include:

•

Stock Market Risks. The Fund invests primarily in common stocks and other equity securities. Over time, common stocks and other equity securities have shown greater growth than other types of securities. In the short-term, however, stock prices fluctuate widely in response to company, market, economic or other news.

•

Foreign Investing Risks. Foreign stocks as an asset class may underperform U.S. stocks, and foreign stocks may be more volatile than U.S. stocks. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) include: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices and political instability.

•

Emerging Markets Risks. The risks of foreign investments typically are greater in emerging and less developed markets. For example, political and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed and securities in those markets are generally more volatile and less liquid than those in the developed markets. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. High levels of national debt tend to make such markets also heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

•

Currency Risks. Foreign securities usually are denominated and traded in foreign currencies, while the Fund values its assets in U.S. dollars. The exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. As a result, the values of the Fund’s non-U.S. investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. For example, the Fund may have a significant portion of its assets invested in securities denominated in a particular foreign currency, so the exchange rate between that currency and the U.S. dollar is likely to have a significant impact on the value of the Fund’s investments. On occasion, the Fund may (but is not required to) try to hedge against the risk of loss resulting from currency fluctuation. There can be no guarantee that any hedging activity will be undertaken or, if undertaken, will be successful. Hedging activity or use of forward foreign currency contracts may reduce the risk of loss from currency revaluations, but also may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.

•

Medium-Sized Company Risks. Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of large companies. Compared to large companies, medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. During some periods, stocks of medium-sized companies, as an asset class, have underperformed the stocks of small and large companies.

•	Growth Investing Risks. Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth Artisan anticipated.

•

Risks of Emphasizing a Region, Sector or Industry. If the Fund has invested a higher percentage of its total assets in a particular region, sector or industry, changes affecting that region, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.

•

Participation Certificates Risks. The price, performance, liquidity and value of a participation certificate are all linked directly to the underlying security, so that investing in a participation certificate subjects the Fund to the risks associated with an investment in the underlying equity security. Investing in a participation certificate also exposes the Fund to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificate will not fulfill its contractual obligation to timely pay the Fund the amount owed under the certificate.

•

Impact of Actions by Other Shareholders. The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an impact on the Fund and on other investors. For example, significant levels of new investments may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities or borrow money, which might generate a capital gain or loss or cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just those investors who redeemed. Shareholder purchase and redemption activity may also affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.

8

•

Investing in IPOs Risks. The Fund may participate in the initial public offering (IPO) market. When the Fund is small, IPOs may greatly increase the Fund’s total return. But, as the Fund grows larger, the Fund is unlikely to achieve the same level of total return from IPOs. Investing in IPOs is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. Stocks purchased in IPOs generally do not have a trading history, and information about the companies may be available for very limited periods.

9

ORGANIZATION, MANAGEMENT & MANAGEMENT FEES

Organization. The Fund is a series of Artisan Funds, Inc. Effective July 1, 2011, Artisan Funds, Inc. will change its name to Artisan Partners Funds, Inc. but will continue to do business as Artisan Funds. The Fund offers two classes of shares – Investor Shares and Institutional Shares. This statutory prospectus describes the Fund’s Institutional Shares. Investor Shares are offered through a separate prospectus.

Management. The Fund is managed by Artisan Partners Limited Partnership (Artisan Partners), which selects the Fund’s investments and handles its business affairs under the direction of Artisan Funds’ board of directors. Artisan Partners is a limited partnership organized under the laws of Delaware. Artisan Partners provides investment management services to pension and profit sharing plans, trusts, endowments, foundations, charitable organizations, governmental entities and investment companies and similar pooled investment vehicles, and also provides administrative services to each series of Artisan Funds. Artisan Partners is managed by its general partner, Artisan Investments GP LLC, a Delaware limited liability company wholly-owned by Artisan Partners Holdings LP (Artisan Partners Holdings). Artisan Partners Holdings is a limited partnership organized under the laws of Delaware whose sole general partner is Artisan Investment Corporation, a Wisconsin corporation. Artisan Partners was founded in March 2009 and succeeded to the investment management business of Artisan Partners Holdings during 2009. Artisan Partners Holdings was founded in December 1994 and began providing investment management services in March 1995. Artisan Partners’ principal address is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

PORTFOLIO MANAGERS

The portfolio managers of the Fund are identified in the following paragraphs. Each portfolio manager is responsible for management of the Fund as well as other Artisan Partners client portfolios. The statement of additional information (SAI) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund shares.

The Fund is co-managed by Andrew C. Stephens and James D. Hamel, CFA. Matthew H. Kamm, CFA and Jason L. White, CFA serve as Associate Portfolio Managers of the Fund. As portfolio managers of the Fund, Messrs. Stephens, Hamel, Kamm and White are jointly responsible for overall management of the Fund as well as other Artisan Partners client portfolios. They work together to develop investment strategies for the Fund in order to achieve the Fund’s investment objective and are supported by a staff of research analysts and traders. Each portfolio manager makes buy and sell decisions for the Fund.

Andrew C. Stephens – Mr. Stephens is a Managing Director of Artisan Partners. He joined Artisan Partners in March 1997 and has been Portfolio Manager of Artisan Growth Opportunities Fund since its inception in September 2008, Artisan Mid Cap Fund since its inception in 1997, and Artisan Small Cap Fund since October 2009. Mr. Stephens holds a B.S. degree in Economics from the University of Wisconsin – Madison.

James D. Hamel, CFA – Mr. Hamel is a Managing Director of Artisan Partners. He joined Artisan Partners in May 1997 as an analyst working with Mr. Stephens on Artisan Mid Cap Fund. Prior to becoming co-manager of Artisan Mid Cap Fund in July 2006, Mr. Hamel had been Associate Portfolio Manager of Artisan Mid Cap Fund since 2001. Mr. Hamel also has been co-manager of Artisan Growth Opportunities Fund since its inception in September 2008, and co-manager of Artisan Small Cap Fund since October 2009. Mr. Hamel holds a B.S. in Finance from the University of Minnesota – Minneapolis.

Matthew H. Kamm, CFA – Mr. Kamm joined Artisan Partners in May 2003 as an analyst working with Mr. Stephens and Mr. Hamel on Artisan Mid Cap Fund. Mr. Kamm has been Associate Portfolio Manager of Artisan Growth Opportunities Fund, Artisan Mid Cap Fund and Artisan Small Cap Fund since January 2010. Mr. Kamm holds a B.A. in Public Policy from Duke University and an M.B.A. in Finance and Operations Management from New York University.

Jason L. White, CFA – Mr. White joined Artisan Partners in June 2000, as an analyst working with Mr. Stephens and Mr. Hamel on Artisan Mid Cap Fund. Mr. White has been Associate Portfolio Manager of Artisan Growth Opportunities Fund, Artisan Mid Cap Fund and Artisan Small Cap Fund since January 2011. Mr. White holds a B.S. in History from the United States Naval Academy.

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MANAGEMENT FEES

The Fund pays a management fee to Artisan Partners for serving as its investment adviser and providing administrative services. The annual fee is determined as a percentage of average daily net assets. For the fiscal year ended September 30, 2010, the management fee paid by the Fund’s Investor Shares was at the annual rate of 0.90% of average daily net assets.

The management fee and other expenses related to the Fund’s operations are reflected in its net asset value.

A discussion regarding the basis for the approval by the board of directors of the investment advisory contract for the Fund is available in the Fund’s most recent semiannual report to shareholders for the Fund’s Investor Shares for the six months ended March 31.

INVESTING WITH ARTISAN FUNDS

MINIMUM INVESTMENTS

To open an account	$1,000,000
Minimum balance required	$1,000,000

The Fund may, at its discretion, accept a smaller initial investment or waive the minimum initial investment amount for investment into the Fund if:

•	you are an employee or partner of Artisan Partners, director or officer of Artisan Funds or an immediate family member of any of the foregoing and the Fund does not offer Investor Shares;

•

you are already a shareholder (in your name or as beneficial owner of shares held in someone else’s name) (for example, a nominee or a custodian holding shares for the benefit of an investor would not be eligible to open a new account for its own benefit of for the benefit of another customer, but the investor would be eligible to open a new account) of Institutional Shares of the Fund;

•

you, your business or other organization is already a shareholder of Institutional Shares of the Fund and you are opening another account for your business or organization or an affiliated organization or related person;

•

you, together with any affiliated organizations or related persons, will hold two or more accounts in your own or the affiliated organization’s or related person’s name or as beneficial owner of shares held in someone else’s name of Institutional Shares of the Fund and such accounts, in the aggregate, exceed the minimum initial investment amount for the Fund; or

•

you are an employee benefit plan that will trade shares of the Fund electronically through a financial intermediary and that the Fund expects will meet the minimum balance required within a defined period.

MINIMUM BALANCES

The Fund requires a minimum balance of $1 million, although, the Fund may, at its discretion, permit a smaller minimum account balance under the circumstances set forth under “Investing with Artisan Funds – Minimum Investments,” above. The Fund reserves the right to automatically convert the shares in your account to Investor Shares or close your account and redeem your shares if the value of your account falls below $1 million, unless the reduction in value is due solely to market depreciation. The Fund will notify you and allow you at least 30 days to bring your account’s value up to the applicable minimum before converting your shares or closing your account. If your shares are converted, the conversion will have no effect on the value of your investment in the Fund at the time of conversion. However, the number of shares you own after the conversion may be greater or lower than the number of shares you owned before the conversion, depending on the net asset value of the respective share classes.

WHO IS ELIGIBLE TO INVEST?

Institutional Shares are designed for certain employee benefit plans as well as institutional and other investors who are able to meet the high minimum investment requirements. All investments and exchanges are subject to approval by the Fund and the Fund reserves the right to reject any purchase or exchange of Institutional Shares at any time.

In general, to invest in Artisan Funds, you must be an adult U.S. citizen or resident or a U.S. entity with a U.S. tax identification (social security or employer identification) number or an investor with a U.S. military APO or FPO address. You or the person authorized to place transactions on your behalf may not place transactions in your account for the benefit of any person other than yourself (except for a transfer of shares to another account). If Artisan Funds determines that the registered owner of an account has permitted another person or entity who is not the registered or beneficial owner of the account to hold shares through that account, the Fund may reject future purchases in that account and any related accounts.

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You may open a new account in the Fund only if:

•

you are purchasing Fund shares in an employee benefit plan that trades electronically through a financial intermediary and Artisan Funds or Artisan Distributors LLC has notified your financial intermediary that Institutional Shares may be offered to your plan through the intermediary and has not withdrawn such notification; or

•	you are an institutional investor meeting the minimum investment requirements for opening a new account; or

•	you are another investor and the Fund has pre-approved your purchase.

As of the date of this statutory prospectus, shares of the Fund are qualified for sale only in the U.S. and its territories and possessions. Fund shares may be purchased by residents of Guam only through approved financial intermediaries, and only to the extent that financial intermediary is otherwise eligible to sell mutual fund shares in Guam. Artisan Funds generally does not sell shares to investors residing outside the U.S.

SHARE PRICE

The Fund is open for business every day the New York Stock Exchange (NYSE) is open for regular session trading. Shares are not priced on days when the NYSE is closed. The Fund buys and sells its shares each day the NYSE is open, at the net asset value (NAV) per share next calculated after your purchase or redemption order is received and accepted by the Fund or its authorized agent.

The Fund’s NAV per Institutional Share is the value of a single Institutional Share. It is computed by totaling the Institutional Shares’ pro rata share of the value of the Fund’s investments, cash and other assets, subtracting the Institutional Shares’ pro rata share of the value of the Fund’s general liabilities and the liabilities specifically allocated to the Institutional Shares, and then dividing the result by the number of Institutional Shares outstanding. For purposes of calculating the NAV, securities transactions and shareholder transactions are accounted for no later than one business day after the trade date. The NAV is computed daily as of the NYSE closing time – usually 4:00 p.m. Eastern Time.

In determining the Fund’s NAV, each equity security traded on a securities exchange, including the Nasdaq Stock Market, and over-the-counter securities are valued at the closing price as of the time of valuation on the exchange or market designated by the Fund’s accounting agent or pricing vendor as the principal exchange (each, a “principal exchange”). The closing price provided by the pricing vendor for a principal exchange may differ from the price quoted elsewhere and may represent information such as last sales price, an official closing price, a closing auction price or other information, depending on exchange or market convention. Absent closing price information for a security from the principal exchange as of the time of valuation, the security is valued using (i) the closing price on another exchange on which the security is traded (if such price is available from a pricing vendor) or (ii) the most recent bid quotation on the principal exchange, or, if such bid is not available, from a secondary exchange or in the over-the-counter market.

Debt securities maturing in more than 60 days from the valuation date and traded on a securities exchange shall be valued at the last reported sale price as of the time of valuation on the exchange on which the security is principally traded. Exchange-traded debt securities for which no reported sale price is available on the date of valuation, U.S. Government securities and other debt securities maturing in more than 60 days shall be valued at closing bid prices. Short-term investments, other than repurchase agreements, maturing within 60 days of the valuation date are valued at amortized cost, which approximates market value.

Securities for which prices are not readily available are valued by Artisan Funds’ valuation committee at a fair value determined in good faith under procedures established by and under the general supervision of Artisan Funds’ board of directors. A price determined under Artisan Funds’ valuation procedures will be considered not readily available, and the Fund may therefore use fair value pricing, if, among other things, the valuation committee believes that the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded but before the time for determination of NAV (“subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, imposition of foreign exchange controls by a foreign government), a potentially global development (such as a terrorist attack that may be expected to have an impact on investor expectations worldwide) or a significant change in one or more U.S. securities indexes. The Fund monitors for subsequent events using several tools, including the use of a third party research service to assist in determining estimates of fair values for foreign securities. That service utilizes statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value. An indication by any of those tools of a potential material change in the value of securities results in either a meeting of the valuation committee, which considers whether a subsequent event has occurred and whether local market closing prices continue to represent fair values for potentially affected non-U.S. securities, and/or a valuation based on the information provided by the third party research service.

When fair value pricing is employed, the value of a portfolio security used by the Fund to calculate its NAV may differ from quoted or published prices for the same security. Estimates of fair value utilized by the Fund as described above may differ from the value realized on the sale of those securities and the differences may be material to the NAV of the Fund. Values of foreign securities are translated from local currencies into U.S. dollars using current exchange rates.

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The Fund may invest a significant portion of its total assets in securities principally traded in markets outside the U.S. The foreign markets in which the Fund may invest are sometimes open on days when the NYSE is not open and the Fund does not calculate its NAV, and sometimes are not open on days when the Fund does calculate its NAV. Even on days on which both the foreign market and the NYSE are open, several hours may pass between the time when trading in the foreign market closes and the time as of which the Fund calculates its NAV. That is generally the case for markets in Europe, Asia, Australia and other far eastern markets; the regular closing time of foreign markets in North and South America is generally the same as the closing time of the NYSE and the time as of which the Fund calculates its NAV. So, the value of the Fund’s portfolio may be affected on days when the Fund does not calculate its NAV and you cannot purchase or redeem Fund shares.

BUYING SHARES DIRECTLY FROM THE FUND

IMPORTANT INFORMATION ABOUT OPENING AN ACCOUNT

Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an Artisan Funds account, you will be asked to provide certain identifying information on your account application. If you fail to provide the appropriate information to the Fund, the Fund may try to contact you to obtain the necessary information. For more information, see “Other Information – Anti-Money Laundering Compliance.”

HOW TO OPEN AN ACCOUNT

Applications for direct purchases of Institutional Shares are only made available through Artisan Distributors LLC by calling 800.399.1770. Institutional Shares may be purchased by check or wire. There are no sales commissions or underwriting discounts.

BY MAIL – Complete and sign a new account application. Mail the application, along with your check for the initial purchase amount to the address listed below (use the address that matches the delivery mechanism you are using – regular mail or overnight delivery). All checks must be made payable to “Artisan Funds” or to “Artisan Growth Opportunities Fund.” Artisan Funds will not accept cash, money orders, travelers checks, credit card payments, credit card checks, third-party checks, starter checks or checks drawn on non-U.S. financial institutions.

For regular mail delivery:	For overnight mail delivery:
Artisan Funds c/o Boston Financial Data Services P.O. Box 8412 Boston, MA 02266-8412	Artisan Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

All investment checks must be delivered to one of the addresses above. Artisan Funds and Artisan Distributors LLC do not accept shareholder investment checks at their corporate offices; checks received at those offices will be forwarded to Boston Financial Data Services (Boston Financial), the Fund’s transfer agent, and purchases will not be effective until the order is received and accepted by Boston Financial.

BY WIRE – You may purchase shares by instructing your financial institution to wire money to Artisan Funds’ custodian bank. Your financial institution may charge you a fee to send (or receive) funds by wire. Wire transfers from a bank outside the U.S. generally will not be accepted. A purchase by wire is priced at the NAV next calculated after Boston Financial receives your wire. Therefore, if your wire is received after the time as of which the NAV is calculated for the day, your funds may be held by the Fund’s custodian bank until the next business day. If you are opening a new account by wire transfer, a new account application must be received in proper form at the Fund’s transfer agent prior to the receipt of the wire. Artisan Funds will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

Wire transfer instructions are:

State Street Bank and Trust Company

Attn: Mutual Funds

Boston, MA 02110

Routing #011000028

Credit to:        Artisan Funds

                         Deposit DDA 99050882

    Further credit:        Account Registration

                                       Account Number

If the proper account information is not included, the wire order may be rejected.

BY PURCHASES IN KIND – You may, subject to Artisan Funds’ approval, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment process, goal and philosophy) and that have values that are readily

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ascertainable in accordance with the Fund’s valuation policies. Call Artisan Funds at 800.399.1770 if you would like to purchase Fund shares with other securities.

HOW TO ADD TO AN ACCOUNT

If you opened an account directly with the Fund in accordance with the previous section (see “—How To Open An Account”), you may make subsequent investments by wire transfer using the instructions given above, or by submitting a check, along with either the stub from your Fund account statement or a letter indicating the amount of the purchase, your account number and the name in which your account is registered. All checks must be made payable to “Artisan Funds” or to “Artisan Growth Opportunities Fund.” Please print your account number on your check. Artisan Funds will not accept cash, money orders, travelers checks, credit card payments, credit card checks, third-party checks, starter checks or checks drawn on non-U.S. financial institutions.

PURCHASES – GENERAL INFORMATION

•  Your purchases must be in U.S. dollars.

•	If your check does not clear, your purchase will be cancelled. You also will be liable for any resulting losses or fees the Fund or its transfer agent incurs.

•	You may not change or cancel a purchase request after you have mailed or otherwise transmitted it.

•

An order typically is accepted when the Fund or its transfer agent has received a completed application or appropriate instruction along with the intended investment, if applicable, and any other required documentation. An order is not binding until accepted and entered on the books of the Fund.

•

Artisan Funds reserves the right to reject any purchase order that has not been previously approved by the Fund or Artisan Distributors and any order deemed inappropriate or not to be in the best interests of existing Fund shareholders or to take such other actions as the Fund deems appropriate. For example, the Fund may reject an order that appears so large that it would disrupt management of the Fund or an order from someone ineligible to invest. The Fund also may reject orders as described below under “Other Information – Anti-Money Laundering Compliance” and “Other Information – Inappropriate Trading.” The Fund and its transfer agent will not be responsible for any loss, liability, cost or expense resulting from rejecting any purchase order.

•	A holiday, weekend or other interruption can affect the normal processing of an investment.

•

Artisan Funds cannot accept a purchase order specifying a specific purchase date or price per share. Purchase checks greater than $50,000 that are post-dated or have a partial date or no date will be rejected. However, if a purchase check is less than $50,000, it will not be held for processing on the designated date, but will be processed upon acceptance.

•	A purchase by check is priced at the NAV next calculated after the Fund’s transfer agent receives the check.

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REDEEMING SHARES DIRECTLY FROM THE FUND

You may redeem some or all of your shares by telephone or written request sent to the Fund by mail on any day that the NYSE is open for regular session trading. Your redemption will be processed on the business day that your order is accepted by the Fund or its authorized agent if it is received before the time as of which the Fund calculates its NAV (NYSE closing time – usually 4:00 p.m. Eastern Time). If your order is received after that time, your order will be processed on the next business day. The Fund will redeem your shares at the NAV per share next calculated after your redemption order is received in good order by the Fund or its authorized agent. The Fund may reject your redemption order under certain circumstances, which are discussed below. Some redemptions require Medallion guarantees. See “– Medallion Guarantees.”

HOW TO REDEEM SHARES

BY MAIL

Addresses:

For regular mail delivery:	For overnight delivery:
Artisan Funds c/o Boston Financial Data Services P.O. Box 8412 Boston, MA 02266-8412	Artisan Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Mail a letter of instruction, including: the Fund’s name; your account number; the dollar amount or number of shares to be sold; and signature(s) of the shareholder(s) or by a duly authorized agent of the shareholder(s). The letter of instruction should be sent to the address shown above (use the address that matches the delivery mechanism you are using – regular mail or overnight delivery).

BY TELEPHONE

If your shares are registered in your name with the Fund’s transfer agent, you may elect to have the ability to redeem by telephone all or any part of your Institutional Shares. (If your shares are registered in the name of a trustee, custodian or other nominee, that entity may elect to have the ability to redeem by telephone.) To redeem shares by telephone, call the Fund’s transfer agent at 866.773.7233. Any amount of shares may be redeemed by telephone if you have elected the telephone redemption privilege and a bank account was designated on the account application or telephone redemption authorization form to receive the proceeds by wire transfer. If you have elected the telephone redemption privilege, but have not designated a bank account to receive the proceeds by wire, telephone redemptions will be limited to $50,000 each and will be sent by check to your mailing address of record. Your bank may charge you a fee for the incoming wire; Artisan Funds reserves the right to charge fees for these services in the future. Payment by wire usually is credited to your bank account on the next banking day after your redemption is processed.

For a new account, you may authorize telephone redemption on the account application. To authorize telephone redemption on an existing account, call us at 800.399.1770 to obtain a telephone redemption authorization form. The telephone redemption form must be signed by a person authorized to act on behalf of the registered owner of an account and may require a form of signature validation.

To reduce the risk of loss from a fraudulent instruction, we will send your redemption proceeds only to the bank account designated in your application or telephone authorization form or letter signed by an authorized person and with a Medallion guarantee. See “—Medallion Guarantees.”

The Fund and its transfer agent will not be responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense for acting upon instructions furnished by telephone, if we follow reasonable procedures designed to identify the caller. We may record a call, request identifying information or send written confirmation of telephone transactions. Please verify the accuracy of each telephone transaction as soon as you receive your confirmation statement. We recommend that you take precautions to keep confidential your account information – including your account number and tax identification number.

During periods of volatile economic and market conditions, you may have difficulty making a redemption request by telephone, in which case you should make your redemption request in writing.

REDEMPTIONS – GENERAL INFORMATION

•

Normally, redemption proceeds will be mailed to you within seven days after receipt and acceptance of your redemption request. Redemption proceeds may be withheld or delayed as required by applicable law.

•	Subject to applicable law, the Fund may reject your redemption request if:

• the identification information you provided in your account application cannot be verified;

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• your identification information matches information on a government list of suspicious persons; or

• the Fund believes that you may be involved in suspicious activity.

•	Further documentation may be requested to evidence the authority of the person or entity making a written redemption request. Please call 866.773.7233 with questions.

•

If you recently have made a purchase by check or electronic funds transfer (EFT), the Fund may withhold redemption proceeds until it is reasonably satisfied that it has received good funds. This confirmation process can take up to 15 days. To reduce such delays, Artisan Funds recommends that your purchase be made by federal funds wire through your financial institution.

•	You may not change or cancel a redemption request after you have mailed or otherwise transmitted it.

•

The Fund cannot accept a redemption request that is post-dated, specifies a particular date for processing, specifies a price for redemption or contains any other special conditions. All redemptions will be processed upon acceptance.

•	Redemptions may be suspended or payment dates postponed when the NYSE is closed, its trading is restricted or as permitted by the Securities and Exchange Commission (SEC).

•

The Fund intends to pay all redemptions in cash. During any 90-day period for any one shareholder, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets. Redemptions in excess of these limits may be paid wholly or partly by an in-kind distribution of securities.

•

The redemption price you receive depends upon the NAV per share of Institutional Shares at the time of redemption. It may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss.

•	Artisan Funds will generally wire transfer the proceeds of your redemption to the bank account designated in your purchase application or on a telephone authorization form.

•

Shares in any account you maintain with Artisan Funds may be redeemed to the extent necessary to reimburse Artisan Funds for any loss it sustains that is caused by you (such as losses from uncollected checks or any Fund liability under the Internal Revenue Code (the Code) provisions on backup withholding relating to your account).

•	Please call 800.399.1770 if you have any questions about requirements for a redemption before submitting your request.

REDEMPTION FEE

If you redeem or exchange shares of the Fund that you have held for 90 days or less, the Fund will charge you a redemption fee of 2% of the redemption proceeds. The redemption fee will be deducted from your redemption proceeds and retained by the Fund.

The Fund reserves the right to waive or reduce the 2% redemption fee on shares held 90 days or less at its discretion when the Fund believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. For example, the following transactions for direct shareholders of Fund shares (if known by the Fund) would not be subject to redemption fees:

•	Redemptions of shares purchased through reinvestment of dividends and distributions;

•	Redemptions of shares pursuant to certain automatic rebalancing programs;

•

Redemptions requested following the death of the registered shareholder on an account or the settler of a living trust that is the registered shareholder of an account, for shares held in the account at the time of death;

•	Redemptions of shares that were purchased as participant contributions through an employer-sponsored retirement plan;

•  Transaction activity due to processing errors; or

•  Shares exchanged from one share class to another within the same Fund.

This list is not exclusive. To request a waiver or if you have any questions about whether your transaction will be subject to the redemption fee, please call us at 866.773.7233.

Waivers of redemption fees are reported to the board of directors of Artisan Funds.

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MEDALLION GUARANTEES

To protect you and the Fund from fraud, the following transaction requests must be submitted in writing and include a Medallion Signature Guarantee:

•	If you wish to redeem more than $50,000 and have not previously designated a U.S. bank account to receive the proceeds by wire transfer or EFT.

•  If you add/remove an owner on your account.

•  If you add/change the beneficiary to whom your account will be transferred upon your death.

•	If you ask that a check or wire be delivered to an address or bank account other than the address or bank account on your account.

•  If you ask that a check or wire be made payable to someone other than the account owner.

•  If you transfer the ownership of your account.

•

If you wish to redeem shares and your address is changed in response to a U.S. Postal Service notification or you have changed the address on your account in writing without a Medallion guarantee, by phone within the last 60 days.

All Medallion Guarantees must use a STAMP2000 Medallion imprint appropriate for the nature and dollar amount of the transaction. Each owner’s signature must show the capacity in which the signer is acting, (for example, “Jane Doe, as Trustee”). Medallion Guarantee is a bar-coded signature guarantee and must be executed by an eligible guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act. Member firms of a domestic stock exchange are also considered eligible guarantors. Non bar-coded guarantees or stamps from a Notary Public are not acceptable.

If you are signing on behalf of an entity, you must indicate your capacity beside or beneath your signature. If you are signing in a capacity, further documentation may be required by the guarantor. Prior to signing, inquire what documentation needs to be provided and the maximum transaction amount the guarantee will insure. Request that the guarantor provide a legible bar-coded Medallion Guarantee. A form or transaction request received without a valid STAMP2000 Medallion imprint may be rejected.

EXCHANGING SHARES HELD DIRECTLY WITH THE FUND

If you meet the minimum investment requirements for opening a new account, you may exchange Institutional Shares of the Fund for Institutional Shares of any other Fund that is open to new investors or any closed Fund (if you also meet the requirements described under “Who is Eligible to Invest in a Closed Artisan Fund?” in the respective Fund’s statutory prospectus). An exchange may be made by following the redemption procedure described above under “How to Redeem Shares – By Mail.” The Fund will exchange your shares at the respective NAVs per share next calculated after your exchange order is received in good order by the Fund or its authorized agent. If you exchange shares of the Fund that you have held for 90 days or less, the Fund will charge you a redemption fee of 2% of the redemption proceeds.

Shareholders may also exchange Institutional Shares of the Fund for a different class of Shares offered by the Fund, provided that the shareholder meets the eligibility requirements, including any investment requirements for opening a new account in Shares of the class into which the shareholder seeks to exchange, as described in the prospectus of the applicable Share class. Such an exchange may be made by following the procedures described above under “How to Redeem Shares – By Mail.” The Fund will exchange your shares at the respective NAVs per share next calculated after your exchange order is received in good order by the Fund or its authorized agent. If you exchange Institutional Shares of the Fund for a different class of Shares offered by the Fund, generally you will not be charged a redemption fee unless you trade electronically under certain circumstances.

Artisan Funds reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.

SHAREHOLDER & ACCOUNT PROCEDURES FOR DIRECT ACCOUNTS

ACCOUNT OPTION CHANGES

To further protect the Fund and its shareholders from fraud, some shareholder account changes may require additional signature validation. Please refer to our shareholder options form for further information or call us at 866.773.7233.

ADDRESS CHANGES

You may change the address on your account by:

•

sending a written request to the Fund’s transfer agent signed by the registered owner(s) of the account (please note, if you wish to redeem within 60 days after a change of address in writing, the owner’s signature must be guaranteed using a STAMP2000 Medallion. See “Redeeming Shares – Medallion Guarantees”), or

•  calling the Fund’s transfer agent at 866.773.7233.

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The Fund will send a written confirmation of the change to both your old and new addresses. The Fund will change your address in response to a U.S. Postal Service notification, but will attempt to contact you at the new address so that you can confirm the address change.

If your address is changed in response to a U.S. Postal Service notification, by phone or in writing without proper signature validation, we will not honor any redemption request for the following 60 days that is not in writing with a Medallion guarantee. See “Redeeming Shares – Medallion Guarantees.” The Fund and its transfer agent will not be responsible for any loss, liability, cost or expense resulting from acting upon address changes if we follow reasonable procedures to verify the identity of the caller.

If a piece of mail that we send to you is returned as undeliverable, we will attempt to resend the mail two more times. If it remains undeliverable after those three attempts, we will discontinue all mail to your mailing address of record until you notify us of a new address by one of the previously stated methods.

STATEMENTS AND REPORTS

As an Artisan Fund shareholder, you will receive:

•  Confirmation statements.

•  Quarterly account statements.

•  Annual and semiannual reports with financial statements.

•  Year-end tax statements.

Transactions made under certain periodic investment and withdrawal programs (including dividend reinvestment plans) will be confirmed on quarterly account statements. We suggest you keep each of your quarterly and year-end account and tax statements with your other important financial papers. You may need them for tax purposes.

If you need copies of statements, call 800.399.1770. Copies of this year’s or last year’s statements are free of charge; for earlier years, there is a per statement processing fee (currently $10) for each year for which statements (account or tax) are requested.

OTHER INFORMATION

FINANCIAL INTERMEDIARIES

The Fund may authorize certain financial services companies, broker-dealers, banks or other authorized agents, and in some cases, other organizations designated by an authorized agent (with their designees, collectively “authorized agents”), to accept purchase, exchange and redemption orders on the Fund’s behalf. An order properly received by an authorized agent will be deemed to have been accepted by the Fund. If you buy, exchange or redeem shares through an authorized agent, you will pay or receive the Fund’s NAV per share next calculated after receipt and acceptance of the order by the authorized agent, after giving effect to any transaction charge imposed by the agent and the 2% redemption fee imposed by the Fund. The authorized agent’s procedures will apply in lieu of purchase, exchange and redemption procedures described in this statutory prospectus.

If you attempt to purchase Fund shares through an unauthorized intermediary, your purchase request will be rejected. Please contact your financial intermediary or Artisan Funds at 800.399.1770 to find out whether your financial intermediary is eligible to purchase Institutional Shares and, if so, how purchases, redemptions or exchanges may be made.

If you meet the minimum investment requirements for opening a new account, you may exchange Institutional Shares of the Fund for Institutional Shares of any other Artisan Fund that is open to new investors or any closed Artisan Fund (if you also meet the requirements described in the section of such Fund’s statutory prospectus entitled “Who is Eligible to Invest in a Closed Artisan Fund?”). Please contact your financial intermediary if you would like to exchange shares. If you exchange shares of the Fund that you have held for 90 days or less, the Fund will charge you a redemption fee of 2% of the redemption proceeds. Artisan Funds reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.

Institutional Shares do not pay fees to intermediaries in connection with recordkeeping, transaction processing for shareholders’ accounts or any other services that an intermediary may provide to its clients.

The Fund reserves the right to waive or reduce the minimum initial or subsequent investment requirements as described under “Investing with Artisan Funds—Minimum Investments”. The Fund reserves the right to waive or reduce the 2% redemption fee on shares held for 90 days or less, for any account held through an authorized agent or other financial intermediary and currently waives the redemption fee on redemptions of shares held by certain retirement or profit-sharing plans and shares purchased through certain authorized agents or financial intermediaries. In those cases where a financial intermediary passes the redemption fee through to underlying investors, the amount of the fee and the holding period generally will be consistent with the Fund’s criteria. However, due

18

to differences in operational procedures and policies, the financial intermediaries’ methods for tracking and calculating the fee may be different in some respects from the methods employed by the Fund. If you purchase Fund shares through a financial intermediary, you should contact the financial intermediary for more information on how redemption fees will be applied to your shares.

ANTI-MONEY LAUNDERING COMPLIANCE

Artisan Funds is required to comply with various anti-money laundering laws and regulations. Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an Artisan Funds account, you must provide certain identifying information on your account application. If you are transferring the ownership of your account, you also will need to provide identification information about the transferee. If you fail to provide the appropriate information to the Fund, the Fund may try to contact you to obtain the necessary information. If you are unable to provide the requested information, the Fund is unable to contact you within the period of time the Fund considers appropriate, or the Fund believes that the nature of the information needed is such that follow-up contact is not appropriate, your application will be rejected and the monies received to establish your account will be returned to you. For some investors and types of accounts, this could have adverse consequences. As a result, it is very important that the application be filled out completely. If you have questions about completing your application, please call 800.399.1770.

After your account is established, the Fund also may take other actions or ask to see other identifying documents to verify your identity. These actions may include checking your identifying information against various databases and requesting identifying documents, such as a business license, for an entity, or a driver’s license or other state identification card for an individual, to verify your identity. If the Fund is unable to verify your identity from the information you provide, your account will be closed and the redemption proceeds will be paid to you (unless the Fund is required to “freeze” your account as described below). You will receive the share price next calculated after the Fund determines that it is unable to verify your identity (so your redemption proceeds may be more or less than the amount you paid for your shares and the redemption may be a taxable transaction).

If at any time the Fund believes you may be involved in suspicious activity or if your identifying information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” your account. The Fund also may be required to provide a governmental agency with information about your attempt to establish a new account or about transactions that have occurred in your account.

The Fund also may be required to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund to inform you that it has taken the actions described above.

INAPPROPRIATE TRADING

Artisan Funds attempts to identify investors who appear to engage in trading the Fund considers inappropriate, which may include frequent or short-term trading, and to take reasonable steps to deter such activity. Artisan Funds expects direct investors in the Institutional Shares of the Fund who do not trade through a financial intermediary that trades electronically to engage in relatively few transactions. Except in unusual circumstances, Artisan Funds considers more than one transaction (purchase or redemption) per month in the Institutional Shares by such a direct investor inappropriate and, in some circumstances, may consider even fewer transactions by such a direct investor inappropriate. Investors who acquire Institutional Shares through approved financial intermediaries that trade electronically through the National Securities Clearing Corporation (NSCC) or similar trading platform generally are not subject to the “one transaction per month” trading restriction.

The Fund cannot always identify or reasonably detect frequent, short-term or other inappropriate trading. In particular, it may be difficult to identify frequent, short-term or other inappropriate trading in certain omnibus accounts traded through financial intermediaries. By their nature, omnibus accounts conceal from the Fund the identity of individual investors and their transactions. Artisan Funds complies fully with applicable federal rules requiring it to reach an agreement with each of its financial intermediaries pursuant to which certain information regarding purchases, redemptions, transfers and exchanges of Fund shares by underlying beneficial owners through financial intermediary accounts will be provided to the Fund upon request, but there can be no guarantee that all frequent, short-term or other trading activity the Fund may consider inappropriate will be detected, even with such agreements in place. If Artisan Funds is unsuccessful in reaching such an agreement with any financial intermediary, Artisan Funds will terminate that intermediary’s ability to purchase shares of the Fund for its customers.

The Fund’s board of directors has adopted policies and procedures to address frequent or short-term trading. The Fund attempts to deter frequent or short-term trading through various methods, which include, among other things,

•  redemption fees, as described under “Redeeming Shares – Redemption Fee;” and

•  fair valuation of securities as described under “Investing with Artisan Funds – Share Price.”

The nature of the efforts undertaken and the resulting action by Artisan Funds depends, among other things, on the type of shareholder account. Trading activity is monitored selectively on a daily basis in an effort to detect frequent, short-term or other inappropriate trading. If Artisan Funds believes that an investor has engaged in frequent, short-term or other inappropriate trading, it may reject

19

future purchases of Fund shares in that account or related accounts, or by that investor, with or without prior notice; reject a particular purchase order; and/or refuse to open an account. If inappropriate trading is detected in an account registered in the name of a financial intermediary, Artisan Funds may request that the financial intermediary take action to prevent the particular investor or investors from engaging in that trading.

Rejection of future purchases by a retirement plan because of inappropriate trading activity by one or more plan participants is likely to impose adverse consequences on the plan and on other participants who did not engage in inappropriate trading. To avoid those collateral consequences, for retirement plans, Artisan Funds generally will communicate with the financial intermediary or plan sponsor and request that the financial intermediary or plan sponsor take action to cause the inappropriate trading activity to cease. If inappropriate trading activity recurs, Artisan Funds may refuse all future purchases from the plan, including those of plan participants not involved in the inappropriate activity.

A financial intermediary through which you may purchase Fund shares may also independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the financial intermediary may require the Fund’s consent or direction to undertake those efforts. In other cases, Artisan Funds may elect to allow the financial intermediary to apply its own policies with respect to inappropriate trading in lieu of seeking to apply Artisan Funds’ policies to shareholders investing in the Fund through such financial intermediary, based upon Artisan Funds’ conclusion that the financial intermediary’s policies sufficiently protect shareholders of the Fund. In either case, the Fund may have little or no ability to modify the parameters or limits on trading activity set by the financial intermediary. As a result, a financial intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Fund and discussed in this statutory prospectus. The Fund’s ability to impose restrictions on trading activity with respect to accounts traded through a particular financial intermediary may also vary depending on the system capabilities, applicable contractual and legal restrictions and cooperation of the particular financial intermediary.

The identification of inappropriate trading involves judgments that are inherently subjective and the above actions alone or taken together with the other means by which Artisan Funds seeks to discourage certain types of inappropriate trading (through the use of short-term redemption fees on the Fund and fair value pricing, for example) cannot eliminate the possibility that inappropriate trading activity in the Fund will occur. Trading activity, appropriate or inappropriate, may affect the Fund and other shareholders. See “Risks You Should Consider.”

PORTFOLIO SECURITY HOLDINGS DISCLOSURE

A complete list of the Fund’s portfolio holdings as of the close of each calendar quarter will be made publicly available on Artisan Funds’ website (www.artisanfunds.com) on the 15th day of the following calendar quarter, or such other date as the Fund may determine. A complete list of portfolio holdings is also included in reports the Fund files with the SEC after the end of each quarter. The Fund may disclose its top ten holdings or an incomplete list of its holdings or discuss one or more portfolio holdings, provided that the holdings have been made publicly available on the Fund’s website at least one day prior to disclosure of such information or has been included in an SEC filing that is required to include the information. Any such list of holdings or discussion of one or more portfolio holdings will remain available on the Fund’s website at least until the date on which the Fund files a report with the SEC that includes a list of portfolio holdings and is for the period that includes the date as of which such information is current. Portfolio holdings information can be found on the Artisan Funds’ website at www.artisanfunds.com/materials_info/view_online.cfm. Further discussion about the Fund’s policies and procedures in connection with the disclosure of portfolio holdings is available in the Fund’s SAI.

DIVIDENDS, CAPITAL GAINS & TAXES

The Fund intends to distribute substantially all of its net income and net realized capital gains to investors at least annually. The Fund’s investment decisions generally are made without regard to tax consequences. As a result, the Fund may be less tax-efficient than other mutual funds that take tax consequences into account in the investment process. The “Fund Summary” section of this statutory prospectus includes information on the Fund’s after-tax returns.

DISTRIBUTION OPTIONS

When you open an account, you may specify on your application how you want to receive your distributions. If you later want to change your selection, you may either submit a written request to the Fund’s transfer agent or call the transfer agent at 866.773.7233.

The Fund offers the following options:

Reinvestment Option. Your dividends and capital gain distributions will be reinvested in additional shares of the Fund. If you do not indicate a choice on your application, we will automatically reinvest your distributions.

Income-Only Option. We will automatically reinvest your capital gain distributions, but send dividends to you by check or to your predesignated U.S. bank account by EFT.

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Capital Gains-Only Option. We will automatically reinvest your dividends, but send capital gain distributions to you by check or to your predesignated U.S. bank account by EFT.

Cash Option. We will send all distributions to you by check or to your predesignated U.S. bank account by EFT.

The Fund will not pay dividends or distributions by Federal Reserve wire transfer.

When you reinvest, the reinvestment price is the Fund’s NAV per Institutional Share at the close of business on the reinvestment date.

Distribution checks usually will begin to be mailed promptly after the payment date.

TAXES

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. If your investment is held through a tax-deferred account like an employee benefit plan account, for example, the following tax discussion does not apply. Please consult your tax advisor about federal, state, local or foreign tax laws applicable to you.

When you sign your account application, you are asked to certify that your Social Security or taxpayer identification number is correct, that you are a U.S. person and that you are not subject to backup withholding for failing to report income to the Internal Revenue Service (IRS). If you fail to comply with this procedure, the IRS can require the Fund to withhold a percentage of your taxable distributions and redemptions.

The Fund intends to elect and qualify each year as a “regulated investment company.” A regulated investment company is not subject to U.S. federal income taxes on income and gains that are distributed to shareholders in a timely manner.

Taxes on Redemptions. When you redeem shares in the Fund, you will generally recognize a capital gain or loss if there is a difference between the basis of your shares (typically, their cost), and the price you receive when you redeem them. Capital gain or loss realized from a redemption of shares held for more than one year will generally be treated as long-term capital gain or loss. Otherwise, the gain or loss will be treated as short-term capital gain or loss.

Whenever you redeem shares of the Fund, you will receive a confirmation statement showing how many shares you sold and at what price. Shareholders holding shares in taxable accounts also may receive a year-end statement early in the following year. This will allow you or your tax preparer to determine the tax consequences of each redemption. However, be sure to keep your regular account statements and tax forms; that information will be essential in verifying the amount of your capital gains or losses.

Taxes on Exchanges of Fund Shares. An exchange of shares of one Fund for shares of another Fund will be a taxable transaction. Any gain or loss resulting from such an exchange will generally be treated as a capital gain or loss for U.S. federal income tax purposes, and will be long-term or short-term capital gain or loss depending on how long you have held your shares. For U.S. federal income tax purposes, an exchange of shares of one Fund directly for shares of a different class of the same Fund generally is not expected to be a taxable event, or to result in recognition of a gain or loss by the exchanging shareholder.

Taxes on Distributions. Distributions are subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the U.S., your distributions also may be taxed by the country in which you reside.

Your distributions are taxable in the year they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in October, November or December and paid in January of the following year are taxable as if you received them on December 31 of the year in which they were declared.

For federal income tax purposes, the Fund’s income and short-term capital gain distributions are generally taxed as ordinary income, except to the extent such distributions are attributable to “qualified dividend income,” as described below. Long-term capital gain distributions reported as capital gain dividends will be taxable as long-term capital gains. Whether gains realized by the Fund are long-term or short-term depends on the length of time that the Fund held the asset it sold.

For taxable years beginning on or before December 31, 2012, the maximum tax rate on long-term capital gains of noncorporate investors has been reduced from 20% to 15%. Also for taxable years beginning on or before December 31, 2012, the maximum tax rate on “qualified dividend income” received by noncorporate shareholders who satisfy certain holding period requirements has been reduced to 15%. In the case of a fund that qualifies as a regulated investment company for tax purposes, the amount of fund dividends that may be eligible to be taxed as qualified dividend income at the reduced rate may not exceed the amount of the aggregate qualifying dividends received by that fund. To the extent the Fund distributes amounts of dividends that the Fund determines are eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders. Without further legislative change, these rate reductions will lapse, and Fund dividends other than properly reported capital gain dividends will be taxed at ordinary income rates for taxable years beginning on or after January 1, 2013.

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A portion of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends the Fund receives from U.S. corporations. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

The Fund’s investments in foreign securities may be subject to foreign withholding or other taxes, which would reduce the return on those securities. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund, unless the Fund is eligible and elects to pass through the foreign taxes to them.

Early in each calendar year, the Fund will send you and the IRS a Form 1099 showing the amount of taxable distributions you received (including those reinvested in additional shares) in the previous calendar year. Certain shareholders may receive an annual statement and not a Form 1099.

The Fund’s dividends and distributions are distributed and are taxable to those persons who are shareholders of the Fund at the record date set by the board of directors, even if such dividends and distributions are paid from income or gains earned by the Fund prior to a shareholder’s investment and thus were included in the price paid for the shares. As a result, if you invest in the Fund shortly before it makes a distribution, the distribution will be taxable even though it may economically represent a return of your investment.

The Fund generally publishes estimates of its dividends and distributions in advance of the planned record and payment dates. There is no assurance that the Fund will publish such estimates in the future. Those estimates, if published, are for planning purposes and are subject to change.

Non-U.S. Investors. In general, dividends (other than capital gain dividends) paid to a shareholder that is not a “United States person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30%, or such lower rate as may be provided by an applicable tax treaty. However, effective for taxable years beginning before January 1, 2012, the Fund generally is not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly reported as such by the Fund. The Fund has not determined whether it will separately report the portion of its distributions that should be treated as such interest-related or short-term capital gains dividends. Capital gain dividends will generally not be subject to withholding. Foreign persons should refer to the SAI for further information, and should consult their tax advisors as to the tax consequences to them of owning Fund shares.

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INVESTOR SHARES FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Because the Fund’s Institutional Shares commenced operations on [July [ ], 2011], the information presented is for the Fund’s Investor Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each of the periods, other than the period ended March 31, 2011, has been audited by [            ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Investor Shares annual report, which is available upon request. The Fund’s financial highlights for the period ended March 31, 2011 are unaudited.

	Investor Shares Year or Period Ended
	3/31/2011(1)	9/30/2010	9/30/2009	9/30/2008(2)
Net Asset Value Beginning of Period	$10.99	9.14	9.32	10.00
Net Investment Income (Loss)(3)	(0.06)	(0.09)	(0.05)	- (4)
Net Realized and Unrealized Gain (Loss) on Investments	2.29	1.94	(0.13)	(0.68)

Total Income (Loss) from Investment Operations	2.23	1.85	(0.18)	(0.68)

Dividends from Net Investment Income	-	-	-	-
Distributions from Net Realized Gains	(0.13)	-	-	-

Total Distributions	(0.13)	-	-	-

Net Asset Value End of Period	$13.09	10.99	9.14	9.32

Total Return(5)	20.37%	20.24%	(1.93)%	(6.80)%
Net Assets End of Period (millions)	$141.5	72.5	45.6	5.7
Ratio of Expenses to Average Net Assets(6)(7)	1.46%	1.50%	1.47%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets(6)(7)	(0.98)%	(0.91)%	(0.59%)	(0.69%)
Portfolio Turnover Rate(5)	38.01%	79.99%	101.01%	3.05%

(1) Unaudited. For the six months ended March 31, 2011.

(2) For the period from commencement of operations (September 22, 2008) through September 30, 2008.

(3) Computed based on average shares outstanding.

(4) Amount is between $0.005 and $(0.005) per share.

(5) Periods less than twelve months (where applicable) are not annualized.

(6) Periods less than twelve months (where applicable) are annualized.

(7) The ratios of expenses to average net assets and net investment income (loss) to average net assets exclude expenses waived or paid by Artisan Partners or the board of directors. Absent expenses waived or paid by Artisan Partners or the board of directors, the ratios of expenses to average net assets and net investment income (loss) to average net assets would have been as follows:

Year or Period Ended	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Loss to Average Net Assets
9/30/2010	1.54%	(0.95)%
9/30/2009	2.24%	(1.36)%
9/30/2008	48.41%	(47.60)%

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GLOSSARY

•	12b-1 fee: a fee charged by some mutual funds to pay for marketing, advertising and distribution services. Investors pay no 12b-1 fees when investing in an Artisan Fund.

•

Currency hedging: an attempt to reduce the risk of variations in exchange rates when the Fund has a substantial position in securities traded in a foreign currency. The Fund may, but is not required to, hedge its currency exposure. The Fund might hedge currency risk by contracting to buy or sell foreign currencies in the future at a specified exchange rate.

•

Custodian: a bank, trust company, or other financial institution that keeps custody of a mutual fund’s assets, particularly its portfolio of securities. A custodian provides safekeeping of securities but has no role in portfolio management.

•	Depositary receipt: a negotiable certificate issued by a financial institution representing a specified number of shares in a stock that has a direct listing on another exchange.

•	Developed market: a market in a country other than those listed under “Emerging or less developed market.”

•

Emerging or less developed market: a market in any country other than Canada, Luxembourg, the U.S. and the countries comprising the MSCI EAFE® Index (at the date of this statutory prospectus, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).

•

Financial intermediary: a bank trust department, broker-dealer or other financial services organization through which Fund shares may be purchased and that provides services on behalf of the Fund to its customers who are Fund shareholders.

•	Fund exchange: a purchase in one Artisan Fund and a corresponding sale in another Artisan Fund. An exchange may have tax consequences for a shareholder.

•	Hedge: an investment made in order to attempt to reduce the impact of price movements.

•	Market capitalization: the aggregate value of all of a company’s outstanding common stock.

•

MSCI ACWI (All Country World Index) IndexSM: an unmanaged, market-weighted index of global developed and emerging markets. The index’s returns include reinvested dividends but, unlike the Fund’s returns, do not reflect the payment of sales commission or other expenses incurred in the purchase or sale of the securities included in the index. MSCI, Inc. is the owner of the trademarks, service marks and copyrights related to the index. An investment cannot be made directly in an index.

•	Omnibus accounts: accounts in which purchases and sales of the Fund’s shares by multiple investors are aggregated by a financial intermediary and presented to the Fund on an aggregate basis.

•

Ordinary operating expenses: all Fund expenses other than taxes, interest, commissions and other normal charges incident to the purchase and sale of portfolio securities, acquired fund fees and expenses, if any, and extraordinary charges such as litigation costs.

•	Portfolio turnover: a measure of the trading activity in the Fund’s investment portfolio – how often securities are bought and sold by the Fund.

•

Russell 1000® Index: an unmanaged, market-weighted index of about 1,000 large U.S. companies. The index’s returns include reinvested dividends but, unlike the Fund’s returns, do not reflect the payment of sales commission or other expenses incurred in the purchase or sale of the securities included in the index. The Frank Russell Company is the owner of the trademarks, service marks and copyrights related to the index. An investment cannot be made directly in an index.

•	Transfer agent: the organization that prepares and maintains records relating to shareholders’ accounts with the Fund.

For purposes of any electronic version of this statutory prospectus, the universal resource locators (URLs) referenced in this statutory prospectus are not intended to incorporate the contents of any website referenced into this statutory prospectus.

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For more detail on Artisan Funds, you may request the SAI, which is incorporated in this prospectus by reference.

You can find more information about the Fund’s investments in its Investor Shares annual and semiannual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Investor Shares’ performance during that class’ most recent fiscal period.

Call 800.399.1770 to receive a free copy of those documents or if you have a question or would like to receive other information about Artisan Funds.

HTML and text-only versions of the Fund’s documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet website at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202.551.8090. In addition, copies may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by e-mail request at publicinfo@sec.gov.

811-8932

The information in this prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated May 26, 2011

ARTISAN FUNDS, INC.

ARTISAN VALUE FUND

(FORMERLY ARTISAN OPPORTUNISTIC VALUE FUND)

[            ]

INSTITUTIONAL SHARES

PROSPECTUS

JULY [    ], 2011

If you have any questions about any part of the prospectus or wish to obtain additional information about Artisan Funds, please call 800.399.1770.

The Securities and Exchange Commission has not approved or disapproved any of the Fund’s shares or determined whether this prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

Artisan Funds • P.O. Box 8412 • Boston, MA 02266-8412

2

ARTISAN VALUE FUND (Formerly Artisan Opportunistic Value Fund)

Institutional Shares

INVESTMENT OBJECTIVE

Artisan Value Fund seeks maximum long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Exchange Fee	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees[1]	0.76%
Distribution (12b-1) Fees	None
Other Expenses[2]	0.13
Total Annual Fund Operating Expenses	0.89
[1]

“Management Fees” shown are for the Fund’s Investor Shares, as restated to reflect a reduction in management fees, effective December 1, 2010, as if such reduction had been in effect during the fiscal year ended September 30, 2010.

[2]	“Other Expenses” are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$91	$284	$493	$1,096

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 70.69% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Artisan employs a bottom-up investment process to construct a diversified portfolio of stocks that Artisan believes are undervalued, in solid financial condition with attractive business economics and that offer the potential for superior risk/reward outcomes. Artisan believes companies with these characteristics are less likely to experience eroding values over the long term.

•

Attractive Valuation. Artisan values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that Artisan believes would be reasonable. Artisan generally will purchase a security if the stock price falls below or toward the lower end of that range.

•

Sound Financial Condition. Artisan favors companies with an acceptable level of debt and positive cash flow. At a minimum, Artisan tries to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interest of the companies’ shareholders.

•	Attractive Business Economics. Artisan favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle.

The Fund often finds investment opportunities in companies that have one or more of the following characteristics:

•	Turnarounds. At times, the Fund invests in companies that have had poor results due to company-specific and/or industry-wide conditions that Artisan believes will not continue indefinitely.

•

Companies in Transition. A company’s stock price may not reflect positive change in the business, such as new management, new products or a cyclical uptrend in an industry. Artisan tries to identify investments for the Fund ahead of broad recognition of changes that may be expected to cause the stock’s price to rise.

•

Earnings Shortfalls. The Fund may invest in a company, in a group or industry that is out of favor, or whose earnings have disappointed, causing its stock price to drop below Artisan’s estimate of the value of the business and creating the potential for patient investors to benefit when those earnings improve.

The Fund may invest up to 25% of its net assets at market value at the time of purchase in common stocks and other equity securities of non-U.S. companies (including depositary receipts) and securities trading on non-U.S. exchanges. The Fund’s investments in non-U.S. securities may include investments in both developed and emerging and less developed markets.

3

The Fund invests in common stocks and other equity securities of companies across a broad capitalization range. The Fund will invest in U.S. companies with market capitalizations of at least $2 billion at the time of initial purchase, although the Fund may invest in a U.S. company with a lower market capitalization if it already holds a position in that company. There is no restriction on the size of the non-U.S. companies in which the Fund may invest.

PRINCIPAL RISKS

Like all mutual funds that invest primarily in stocks, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. Artisan’s ability to choose suitable investments for the Fund has a significant impact on the Fund’s ability to achieve its investment objective. The Fund’s principal risks include:

•

Stock Market Risks. While common stocks and other equity securities have shown greater growth than other types of securities over time, in the short-term, stock prices fluctuate widely in response to company, market, economic or other news.

•

Medium-Sized Company Risks. Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of large companies. Compared to large companies, medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. During some periods, stocks of medium-sized companies, as an asset class, have underperformed the stocks of small and large companies.

•

Value Investing Risks. Value stocks may fall out of favor with investors and underperform other asset types during given periods. The price of a company’s stock may never reach the level Artisan considers its intrinsic value.

•

Foreign Investing Risks. Foreign stocks as an asset class may underperform U.S. stocks, and foreign stocks may be more volatile than U.S. stocks. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts) include: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices and political instability. The risks of foreign investments typically are greater in emerging and less developed markets. For example, many emerging markets governments participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Also, because foreign securities usually are denominated and traded in foreign currencies, while the Fund values its assets in U.S. dollars, the values of the Fund’s non-U.S. investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

•

Risks of Emphasizing a Region, Sector or Industry. If the Fund has invested a higher percentage of its total assets in a particular region, sector or industry, changes affecting that region, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.

•

Impact of Actions by Other Shareholders. The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an impact on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.

PERFORMANCE

This section provides some indication of the risks of investing in the Fund. The following bar chart shows the Fund’s calendar year by year returns. This information shows how the Fund’s returns have varied over time.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year by Year Total Returns (Investor Shares)1

Best Quarter	22.76% (quarter ended 6/30/09)
Worst Quarter	-24.29% (quarter ended 12/31/08)

1 Because the Fund’s Institutional Shares have not been offered for a full calendar year, the information provided in the bar chart represents the performance of the Fund’s Investor Shares. Institutional Shares and Investor Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of Institutional Shares will be different from the performance of Investor Shares because the expense ratios associated with each class will be different.

Total return for the period 1/1/11 through 6/30/11 for the Fund’s Investor Shares was [    ]%.

4

Average Annual Total Returns (Investor Shares)1

(For Periods Ended 12/31/2010)

The following table shows the Fund’s Investor Shares average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2010. The index information is intended to permit you to compare the Fund’s performance to a broad measure of market performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account, or to investors who are tax-exempt.

For Periods Ended 12/31/10
	1-Year	Since Inception (3/27/06)
Return before taxes	11.32%	1.79%
Return after taxes on distributions	11.19	1.13
Return after taxes on distributions and sale of Fund shares	7.54	1.27
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	16.10	1.71
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	15.51	0.00

1 Because the Fund’s Institutional Shares have not been offered for a full calendar year, the information provided represents the returns of the Fund’s Investor Shares. Institutional Shares and Investor Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of Institutional Shares will be different from the performance of Investor Shares because the expense ratios associated with each class will be different.

Updated Fund performance information for Institutional Shares may be obtained by calling 800.399.1770.

PORTFOLIO MANAGEMENT

Investment Adviser:

Artisan Partners Limited Partnership

Portfolio Managers:

Name	Title	Length of Service

George O. Sertl, Jr.	Managing Director and Portfolio Manager, Artisan Partners	Since 2006 (inception)

James C. Kieffer	Managing Director and Portfolio Manager, Artisan Partners	Since 2006 (inception)

Scott C. Satterwhite	Managing Director and Portfolio Manager, Artisan Partners	Since 2006 (inception)

PURCHASE AND SALE OF FUND SHARES

Minimum Investments:

To open an account	$1,000,000
Minimum balance required	$1,000,000

The Fund may, at its discretion, accept a smaller initial investment amount or waive the initial minimum investment amount for investment into the Fund if certain conditions are met.

You may purchase or redeem shares by telephone or written request sent to the Fund by mail on any day that the New York Stock Exchange is open for regular session trading. Some redemptions require Medallion guarantees.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

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ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES

The following supplements the information regarding the Fund’s investment objective and principal investment strategies set forth in the “Fund Summary.” The investment objective of the Fund may be changed by the board of directors without the approval of a “majority of the outstanding voting securities” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Investors in the Fund will receive at least 30 days’ prior written notice of implementation of any such change in the Fund’s investment objective.

The Fund seeks maximum long-term capital growth. The Fund may change this goal without the approval of shareholders.

Artisan employs a bottom-up investment process to construct a diversified portfolio of stocks that Artisan believes are undervalued, in solid financial condition with attractive business economics and that offer the potential for superior risk/reward outcomes. Artisan believes companies with these characteristics are less likely to experience eroding values over the long term.

•

Attractive Valuation. Artisan values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that Artisan believes would be reasonable. Artisan generally will purchase a security if the stock price falls below or toward the lower end of that range.

•

Sound Financial Condition. Artisan favors companies with an acceptable level of debt and positive cash flow. At a minimum, Artisan tries to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interest of the companies’ shareholders.

•	Attractive Business Economics. Artisan favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle.

The Fund often finds investment opportunities in companies that have one or more of the following characteristics:

•	Turnarounds. At times, the Fund invests in companies that have had poor results due to company-specific and/or industry-wide conditions that Artisan believes will not continue indefinitely.

•

Companies in Transition. A company’s stock price may not reflect positive change in the business, such as new management, new products or a cyclical uptrend in an industry. Artisan tries to identify investments for the Fund ahead of broad recognition of changes that may be expected to cause the stock’s price to rise.

•

Earnings Shortfalls. The Fund may invest in a company, in a group or industry that is out of favor, or whose earnings have disappointed, causing its stock price to drop below Artisan’s estimate of the value of the business and creating the potential for patient investors to benefit when those earnings improve.

The Fund may invest up to 25% of its net assets at market value at the time of purchase in common stocks and other equity securities of non-U.S. companies (including depositary receipts) and securities trading on non-U.S. exchanges. The Fund’s investments in non-U.S. securities may include investments in both developed and emerging and less developed markets.

The Fund invests in common stocks and other equity securities of companies across a broad capitalization range. The Fund will invest in U.S. companies with market capitalizations of at least $2 billion at the time of initial purchase, although the Fund may invest in a U.S. company with a lower market capitalization if it already holds a position in that company. There is no restriction on the size of the non-U.S. companies in which the Fund may invest.

The Fund may emphasize certain business sectors when Artisan thinks companies in those sectors have a more attractive value proposition than others. The maximum investment in any single industry is 25% of the Fund’s net assets at market value at the time of purchase. As to 75% of its total assets, the Fund limits the size of its investments so that it invests no more than 5% of its total assets in securities of a single issuer, measured at the time of purchase. In the rest of the portfolio, the Fund will not invest more than 10% of its net assets, at the time of purchase, in the securities of a single issuer. The Fund tries to maintain a cash position of no more than 15% of its net assets, although cash flows, including from shareholder investments and redemptions and purchases and sales of portfolio securities, may cause the Fund’s cash position to be larger or smaller. Investment of available cash may be slowed during periods when stock prices are moving broadly upwards because higher prevailing valuations cause fewer securities to meet the Fund’s investment criteria. As a result of this emphasis on valuation and the Fund’s investment strategy, the Fund may at times hold more than 15% of its net assets in cash.

The Fund may buy or sell foreign currencies to facilitate transactions in portfolio securities of non-U.S. companies. The Fund usually does not hedge against possible variations in exchange rates, but, in limited circumstances, exposure to a particular currency that Artisan believes is overvalued may be hedged if the Fund has, or is initiating, positions in securities traded in that currency. The Fund may buy and sell currencies for cash at current exchange rates, or use an agreement to purchase or sell a specified currency at a specified future date or within a specified time period, at a price set at the time of the contract.

The Fund may sell a stock when Artisan thinks the stock is too expensive compared to Artisan’s estimate of the company’s intrinsic value, changing circumstances affect the original reasons for a company’s purchase, the company exhibits deteriorating fundamentals or more attractive alternatives are identified.

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For purposes of testing compliance with the Fund’s investment restrictions, Artisan considers an issuer to be from a particular country as designated by its securities information vendors.

RISKS YOU SHOULD CONSIDER

Like all mutual funds that invest primarily in stocks, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. The portfolio management team’s ability to choose suitable investments for the Fund has a significant impact on the Fund’s ability to achieve its investment objective. An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The principal and other risks that apply to the Fund include:

•

Stock Market Risks. The Fund invests primarily in common stocks and other equity securities. Over time, common stocks and other equity securities have shown greater growth than other types of securities. In the short-term, however, stock prices fluctuate widely in response to company, market, economic or other news.

•

Medium-Sized Company Risks. Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of large companies. Compared to large companies, medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. During some periods, stocks of medium-sized companies, as an asset class, have underperformed the stocks of small and large companies.

•

Value Investing Risks. Value stocks may fall out of favor with investors and underperform other asset types during given periods. The price of a company’s stock may never reach the level Artisan considers its intrinsic value.

•

Foreign Investing Risks. Foreign stocks as an asset class may underperform U.S. stocks, and foreign stocks may be more volatile than U.S. stocks. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) include: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices and political instability.

•

Emerging Markets Risks. The risks of foreign investments typically are greater in emerging and less developed markets. For example, political and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed and securities in those markets are generally more volatile and less liquid than those in the developed markets. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. High levels of national debt tend to make such markets also heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

•

Currency Risks. Foreign securities usually are denominated and traded in foreign currencies, while the Fund values its assets in U.S. dollars. The exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. As a result, the values of the Fund’s non-U.S. investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. On occasion, the Fund may (but is not required to) try to hedge against the risk of loss resulting from currency fluctuation. There can be no guarantee that any hedging activity will be undertaken or, if undertaken, will be successful. Hedging activity or use of forward foreign currency contracts may reduce the risk of loss from currency revaluations, but also may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.

•

Risks of Emphasizing a Region, Sector or Industry. If the Fund has invested a higher percentage of its total assets in a particular region, sector or industry, changes affecting that region, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.

•

Impact of Actions by Other Shareholders. The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an impact on the Fund and on other investors. For example, significant levels of new investments may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities or borrow money, which might generate a capital gain or loss or cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just those investors who redeemed. Shareholder purchase and redemption activity may also affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.

•

Investing in IPOs Risks. The Fund may participate in the initial public offering (IPO) market. When the Fund is small, IPOs may greatly increase the Fund’s total return. But, as the Fund grows larger, the Fund is unlikely to achieve the same level of total return from IPOs. Investing in IPOs is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of

7

companies that have been publicly traded for a longer period of time. Stocks purchased in IPOs generally do not have a trading history, and information about the companies may be available for very limited periods.

ORGANIZATION, MANAGEMENT & MANAGEMENT FEES

Organization. The Fund is a series of Artisan Funds, Inc. Effective July 1, 2011, Artisan Funds, Inc. will change its name to Artisan Partners Funds, Inc. but will continue to do business as Artisan Funds. The Fund offers two classes of shares – Investor Shares and Institutional Shares. This statutory prospectus describes the Fund’s Institutional Shares. Investor Shares are offered through a separate prospectus.

Management. The Fund is managed by Artisan Partners Limited Partnership (Artisan Partners), which selects the Fund’s investments and handles its business affairs under the direction of Artisan Funds’ board of directors. Artisan Partners is a limited partnership organized under the laws of Delaware. Artisan Partners provides investment management services to pension and profit sharing plans, trusts, endowments, foundations, charitable organizations, governmental entities and investment companies and similar pooled investment vehicles, and also provides administrative services to each series of Artisan Funds. Artisan Partners is managed by its general partner, Artisan Investments GP LLC, a Delaware limited liability company wholly-owned by Artisan Partners Holdings LP (Artisan Partners Holdings). Artisan Partners Holdings is a limited partnership organized under the laws of Delaware whose sole general partner is Artisan Investment Corporation, a Wisconsin corporation. Artisan Partners was founded in March 2009 and succeeded to the investment management business of Artisan Partners Holdings during 2009. Artisan Partners Holdings was founded in December 1994 and began providing investment management services in March 1995. Artisan Partners’ principal address is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

PORTFOLIO MANAGERS

The portfolio managers of the Fund are identified in the following paragraphs. Each portfolio manager is responsible for management of the Fund as well as other Artisan Partners client portfolios. The statement of additional information (SAI) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund shares.

The Fund is co-managed by Scott C. Satterwhite, CFA, James C. Kieffer, CFA and George O. Sertl, Jr., CFA, who manage the Fund as a team. As portfolio managers of the Fund, Messrs. Satterwhite, Kieffer and Sertl are jointly responsible for overall management of the Fund as well as other Artisan Partners client portfolios. They work together to develop investment strategies for the Fund in order to achieve the Fund’s investment objective and are supported by a research analyst and traders. Each portfolio manager makes buy and sell decisions for the Fund.

Scott C. Satterwhite, CFA - Mr. Satterwhite is a Managing Director of Artisan Partners. He has co-managed Artisan Mid Cap Value Fund since November 2001 and managed Artisan Small Cap Value Fund since its inception in 1997. He also has co-managed the Fund since its inception in 2006. Mr. Satterwhite earned his B.A. degree from the University of the South and M.B.A. from Tulane University.

James C. Kieffer, CFA - Mr. Kieffer is a Managing Director of Artisan Partners. He has co-managed Artisan Mid Cap Value Fund since November 2001, Artisan Small Cap Value Fund since 2000 and the Fund since its inception in 2006. Mr. Kieffer was an analyst working with Mr. Satterwhite on Artisan Small Cap Value Fund, from that Fund’s inception in 1997 through 2000. Mr. Kieffer holds a B.A. in Economics from Emory University.

George O. Sertl, Jr., CFA - Mr. Sertl is a Managing Director of Artisan Partners. He joined Artisan Partners in January 2000 as an analyst working with Mr. Satterwhite and Mr. Kieffer on Artisan Mid Cap Value Fund and Artisan Small Cap Value Fund. He has co-managed Artisan Mid Cap Value Fund and Artisan Small Cap Value Fund since 2006 and co-managed the Fund since its inception in 2006. Mr. Sertl holds a B.A. from the University of Richmond and an M.A. from St. Louis University.

MANAGEMENT FEES

The Fund pays a management fee to Artisan Partners for serving as its investment adviser and providing administrative services. The annual fee is determined as a percentage of average daily net assets and was paid at an effective annual rate of 0.900% of average daily net assets during the fiscal year ended September 30, 2010. Effective December 1, 2010, the management fee paid by the Fund was reduced. Effective December 1, 2010, the annual fee for the Fund is determined as a percentage of average daily net assets and is paid at an annual rate of: 0.800% for assets up to $50 million; 0.760% for assets from $50 million up to $100 million; 0.720% for assets from $100 million up to $500 million; 0.680% for assets from $500 million up to $7.5 billion; and 0.640% for assets over $7.5 billion.

The management fee and other expenses related to the Fund’s operations are reflected in its net asset value.

A discussion regarding the basis for the approval by the board of directors of the investment advisory contract for the Fund is available in the Fund’s most recent semiannual report to shareholders for the Fund’s Investor Shares for the six months ended March 31.

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INVESTING WITH ARTISAN FUNDS

MINIMUM INVESTMENTS

To open an account	$1,000,000
Minimum balance required	$1,000,000

The Fund may, at its discretion, accept a smaller initial investment or waive the minimum initial investment amount for investment into the Fund if:

•	you are an employee or partner of Artisan Partners, director or officer of Artisan Funds or an immediate family member of any of the foregoing and the Fund does not offer Investor Shares;

•

you are already a shareholder (in your name or as beneficial owner of shares held in someone else’s name) (for example, a nominee or a custodian holding shares for the benefit of an investor would not be eligible to open a new account for its own benefit of for the benefit of another customer, but the investor would be eligible to open a new account) of Institutional Shares of the Fund;

•

you, your business or other organization is already a shareholder of Institutional Shares of the Fund and you are opening another account for your business or organization or an affiliated organization or related person;

•

you, together with any affiliated organizations or related persons, will hold two or more accounts in your own or the affiliated organization’s or related person’s name or as beneficial owner of shares held in someone else’s name of Institutional Shares of the Fund and such accounts, in the aggregate, exceed the minimum initial investment amount for the Fund; or

•

you are an employee benefit plan that will trade shares of the Fund electronically through a financial intermediary and that the Fund expects will meet the minimum balance required within a defined period.

MINIMUM BALANCES

The Fund requires a minimum balance of $1 million, although the Fund may, at its discretion, permit a smaller minimum account balance under the circumstances set forth under “Investing with Artisan Funds – Minimum Investments,” above. The Fund reserves the right to automatically convert the shares in your account to Investor Shares or close your account and redeem your shares if the value of your account falls below $1 million, unless the reduction in value is due solely to market depreciation. The Fund will notify you and allow you at least 30 days to bring your account’s value up to the applicable minimum before converting your shares or closing your account. If your shares are converted, the conversion will have no effect on the value of your investment in the Fund at the time of conversion. However, the number of shares you own after the conversion may be greater or lower than the number of shares you owned before the conversion, depending on the net asset value of the respective share classes.

WHO IS ELIGIBLE TO INVEST?

Institutional Shares are designed for certain employee benefit plans as well as institutional and other investors who are able to meet the high minimum investment requirements. All investments and exchanges are subject to approval by the Fund and the Fund reserves the right to reject any purchase or exchange of Institutional Shares at any time.

In general, to invest in Artisan Funds, you must be an adult U.S. citizen or resident or a U.S. entity with a U.S. tax identification (social security or employer identification) number or an investor with a U.S. military APO or FPO address. You or the person authorized to place transactions on your behalf may not place transactions in your account for the benefit of any person other than yourself (except for a transfer of shares to another account). If Artisan Funds determines that the registered owner of an account has permitted another person or entity who is not the registered or beneficial owner of the account to hold shares through that account, the Fund may reject future purchases in that account and any related accounts.

You may open a new account in the Fund only if:

•

you are purchasing Fund shares in an employee benefit plan that trades electronically through a financial intermediary and Artisan Funds or Artisan Distributors LLC has notified your financial intermediary that Institutional Shares may be offered to your plan through the intermediary and has not withdrawn such notification; or

•	you are an institutional investor meeting the minimum investment requirements for opening a new account; or

•	you are another investor and the Fund has pre-approved your purchase.

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As of the date of this statutory prospectus, shares of the Fund are qualified for sale only in the U.S. and its territories and possessions. Fund shares may be purchased by residents of Guam only through approved financial intermediaries, and only to the extent that financial intermediary is otherwise eligible to sell mutual fund shares in Guam. Artisan Funds generally does not sell shares to investors residing outside the U.S.

SHARE PRICE

The Fund is open for business every day the New York Stock Exchange (NYSE) is open for regular session trading. Shares are not priced on days when the NYSE is closed. The Fund buys and sells its shares each day the NYSE is open, at the net asset value (NAV) per share next calculated after your purchase or redemption order is received and accepted by the Fund or its authorized agent.

The Fund’s NAV per Institutional Share is the value of a single Institutional Share. It is computed by totaling the Institutional Shares’ pro rata share of the value of the Fund’s investments, cash and other assets, subtracting the Institutional Shares’ pro rata share of the value of the Fund’s general liabilities and the liabilities specifically allocated to the Institutional Shares, and then dividing the result by the number of Institutional Shares outstanding. For purposes of calculating the NAV, securities transactions and shareholder transactions are accounted for no later than one business day after the trade date. The NAV is computed daily as of the NYSE closing time – usually 4:00 p.m. Eastern Time.

In determining the Fund’s NAV, each equity security traded on a securities exchange, including the Nasdaq Stock Market, and over-the-counter securities are valued at the closing price as of the time of valuation on the exchange or market designated by the Fund’s accounting agent or pricing vendor as the principal exchange (each, a “principal exchange”). The closing price provided by the pricing vendor for a principal exchange may differ from the price quoted elsewhere and may represent information such as last sales price, an official closing price, a closing auction price or other information, depending on exchange or market convention. Absent closing price information for a security from the principal exchange as of the time of valuation, the security is valued using (i) the closing price on another exchange on which the security is traded (if such price is available from a pricing vendor) or (ii) the most recent bid quotation on the principal exchange, or, if such bid is not available, from a secondary exchange or in the over-the-counter market.

Debt securities maturing in more than 60 days from the valuation date and traded on a securities exchange shall be valued at the last reported sale price as of the time of valuation on the exchange on which the security is principally traded. Exchange-traded debt securities for which no reported sale price is available on the date of valuation, U.S. Government securities and other debt securities maturing in more than 60 days shall be valued at closing bid prices. Short-term investments, other than repurchase agreements, maturing within 60 days of the valuation date are valued at amortized cost, which approximates market value.

Securities for which prices are not readily available are valued by Artisan Funds’ valuation committee at a fair value determined in good faith under procedures established by and under the general supervision of Artisan Funds’ board of directors. A price determined under Artisan Funds’ valuation procedures will be considered not readily available, and the Fund may therefore use fair value pricing, if, among other things, the valuation committee believes that the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded but before the time for determination of NAV (“subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, imposition of foreign exchange controls by a foreign government), a potentially global development (such as a terrorist attack that may be expected to have an impact on investor expectations worldwide) or a significant change in one or more U.S. securities indexes. The Fund monitors for subsequent events using several tools, including the use of a third party research service to assist in determining estimates of fair values for foreign securities. That service utilizes statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value. An indication by any of those tools of a potential material change in the value of securities results in either a meeting of the valuation committee, which considers whether a subsequent event has occurred and whether local market closing prices continue to represent fair values for potentially affected non-U.S. securities, and/or a valuation based on the information provided by the third party research service.

When fair value pricing is employed, the value of a portfolio security used by the Fund to calculate its NAV may differ from quoted or published prices for the same security. Estimates of fair value utilized by the Fund as described above may differ from the value realized on the sale of those securities and the differences may be material to the NAV of the Fund. Values of foreign securities are translated from local currencies into U.S. dollars using current exchange rates.

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The Fund has the ability to invest in securities that may be principally traded in markets outside the U.S. The foreign markets in which the Fund may invest are sometimes open on days when the NYSE is not open and the Fund does not calculate its NAV, and sometimes are not open on days when the Fund does calculate its NAV. Even on days on which both the foreign market and the NYSE are open, several hours may pass between the time when trading in the foreign market closes and the time as of which the Fund calculates its NAV. That is generally the case for markets in Europe, Asia, Australia and other far eastern markets; the regular closing time of foreign markets in North and South America is generally the same as the closing time of the NYSE and the time as of which the Fund calculates its NAV. So, the value of the Fund’s portfolio may be affected on days when the Fund does not calculate its NAV and you cannot purchase or redeem Fund shares.

BUYING SHARES DIRECTLY FROM THE FUND

IMPORTANT INFORMATION ABOUT OPENING AN ACCOUNT

Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an Artisan Funds account, you will be asked to provide certain identifying information on your account application. If you fail to provide the appropriate information to the Fund, the Fund may try to contact you to obtain the necessary information. For more information, see “Other Information – Anti-Money Laundering Compliance.”

HOW TO OPEN AN ACCOUNT

Applications for direct purchases of Institutional Shares are only made available through Artisan Distributors LLC by calling 800.399.1770. Institutional Shares may be purchased by check or wire. There are no sales commissions or underwriting discounts.

BY MAIL – Complete and sign a new account application. Mail the application, along with your check for the initial purchase amount to the address listed below (use the address that matches the delivery mechanism you are using – regular mail or overnight delivery). All checks must be made payable to “Artisan Funds” or to “Artisan Value Fund.” Artisan Funds will not accept cash, money orders, travelers checks, credit card payments, credit card checks, third-party checks, starter checks or checks drawn on non-U.S. financial institutions.

For regular mail delivery:	For overnight mail delivery:
Artisan Funds c/o Boston Financial Data Services P. O. Box 8412 Boston, MA 02266-8412	Artisan Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

All investment checks must be delivered to one of the addresses above. Artisan Funds and Artisan Distributors LLC do not accept shareholder investment checks at their corporate offices; checks received at those offices will be forwarded to Boston Financial Data Services (Boston Financial), the Fund’s transfer agent, and purchases will not be effective until the order is received and accepted by Boston Financial.

BY WIRE – You may purchase shares by instructing your financial institution to wire money to Artisan Funds’ custodian bank. Your financial institution may charge you a fee to send (or receive) funds by wire. Wire transfers from a bank outside the U.S. generally will not be accepted. A purchase by wire is priced at the NAV next calculated after Boston Financial receives your wire. Therefore, if your wire is received after the time as of which the NAV is calculated for the day, your funds may be held by the Fund’s custodian bank until the next business day. If you are opening a new account by wire transfer, a new account application must be received in proper form at the Fund’s transfer agent prior to the receipt of the wire. Artisan Funds will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

Wire transfer instructions are:

State Street Bank and Trust Company

Attn: Mutual Funds

Boston, MA 02110

Routing #011000028

Credit to:	Artisan Funds
Deposit DDA 99050882
Further credit:	Account Registration
Account Number

If the proper account information is not included, the wire order may be rejected.

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BY PURCHASES IN KIND – You may, subject to Artisan Funds’ approval, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment process, goal and philosophy) and that have values that are readily ascertainable in accordance with the Fund’s valuation policies. Call Artisan Funds at 800.399.1770 if you would like to purchase Fund shares with other securities.

HOW TO ADD TO AN ACCOUNT

If you opened an account directly with the Fund in accordance with the previous section (see “– How To Open An Account”), you may make subsequent investments by wire transfer using the instructions given above, or by submitting a check, along with either the stub from your Fund account statement or a letter indicating the amount of the purchase, your account number and the name in which your account is registered. All checks must be made payable to “Artisan Funds” or to “Artisan Value Fund.” Please print your account number on your check. Artisan Funds will not accept cash, money orders, travelers checks, credit card payments, credit card checks, third-party checks, starter checks or checks drawn on non-U.S. financial institutions.

PURCHASES – GENERAL INFORMATION

•	Your purchases must be in U.S. dollars.

•	If your check does not clear, your purchase will be cancelled. You also will be liable for any resulting losses or fees the Fund or its transfer agent incurs.

•	You may not change or cancel a purchase request after you have mailed or otherwise transmitted it.

•

An order typically is accepted when the Fund or its transfer agent has received a completed application or appropriate instruction along with the intended investment, if applicable, and any other required documentation. An order is not binding until accepted and entered on the books of the Fund.

•

Artisan Funds reserves the right to reject any purchase order that has not been previously approved by the Fund or Artisan Distributors and any order deemed inappropriate or not to be in the best interests of existing Fund shareholders or to take such other actions as the Fund deems appropriate. For example, the Fund may reject an order that appears so large that it would disrupt management of the Fund or an order from someone ineligible to invest. The Fund also may reject orders as described below under “Other Information – Anti-Money Laundering Compliance” and “Other Information – Inappropriate Trading.” The Fund and its transfer agent will not be responsible for any loss, liability, cost or expense resulting from rejecting any purchase order.

•	A holiday, weekend or other interruption can affect the normal processing of an investment.

•

Artisan Funds cannot accept a purchase order specifying a specific purchase date or price per share. Purchase checks greater than $50,000 that are post-dated or have a partial date or no date will be rejected. However, if a purchase check is less than $50,000, it will not be held for processing on the designated date, but will be processed upon acceptance.

•	A purchase by check is priced at the NAV next calculated after the Fund’s transfer agent receives the check.

REDEEMING SHARES DIRECTLY FROM THE FUND

You may redeem some or all of your shares by telephone or written request sent to the Fund by mail on any day that the NYSE is open for regular session trading. Your redemption will be processed on the business day that your order is accepted by the Fund or its authorized agent if it is received before the time as of which the Fund calculates its NAV (NYSE closing time – usually 4:00 p.m. Eastern Time). If your order is received after that time, your order will be processed on the next business day. The Fund will redeem your shares at the NAV per share next calculated after your redemption order is received in good order by the Fund or its authorized agent. The Fund may reject your redemption order under certain circumstances, which are discussed below. Some redemptions require Medallion guarantees. See “– Medallion Guarantees.”

HOW TO REDEEM SHARES

BY MAIL

Addresses:

For regular mail delivery:	For overnight delivery:
Artisan Funds c/o Boston Financial Data Services P. O. Box 8412 Boston, MA 02266-8412	Artisan Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

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Mail a letter of instruction, including: the Fund’s name; your account number; the dollar amount or number of shares to be sold; and signature(s) of the shareholder(s) or by a duly authorized agent of the shareholder(s). The letter of instruction should be sent to the address shown above (use the address that matches the delivery mechanism you are using – regular mail or overnight delivery).

BY TELEPHONE

If your shares are registered in your name with the Fund’s transfer agent, you may elect to have the ability to redeem by telephone all or any part of your Institutional Shares. (If your shares are registered in the name of a trustee, custodian or other nominee, that entity may elect to have the ability to redeem by telephone.) To redeem shares by telephone, call the Fund’s transfer agent at 866.773.7233. Any amount of shares may be redeemed by telephone if you have elected the telephone redemption privilege and a bank account was designated on the account application or telephone redemption authorization form to receive the proceeds by wire transfer. If you have elected the telephone redemption privilege, but have not designated a bank account to receive the proceeds by wire, telephone redemptions will be limited to $50,000 each and will be sent by check to your mailing address of record. Your bank may charge you a fee for the incoming wire; Artisan Funds reserves the right to charge fees for these services in the future. Payment by wire usually is credited to your bank account on the next banking day after your redemption is processed.

For a new account, you may authorize telephone redemption on the account application. To authorize telephone redemption on an existing account, call us at 800.399.1770 to obtain a telephone redemption authorization form. The telephone redemption form must be signed by a person authorized to act on behalf of the registered owner of an account and may require a form of signature validation.

To reduce the risk of loss from a fraudulent instruction, we will send your redemption proceeds only to the bank account designated in your application or telephone authorization form or letter signed by an authorized person and with a Medallion guarantee. See “– Medallion Guarantees.”

The Fund and its transfer agent will not be responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense for acting upon instructions furnished by telephone, if we follow reasonable procedures designed to identify the caller. We may record a call, request identifying information or send written confirmation of telephone transactions. Please verify the accuracy of each telephone transaction as soon as you receive your confirmation statement. We recommend that you take precautions to keep confidential your account information – including your account number and tax identification number.

During periods of volatile economic and market conditions, you may have difficulty making a redemption request by telephone, in which case you should make your redemption request in writing.

REDEMPTIONS – GENERAL INFORMATION

•

Normally, redemption proceeds will be mailed to you within seven days after receipt and acceptance of your redemption request. Redemption proceeds may be withheld or delayed as required by applicable law.

•	Subject to applicable law, the Fund may reject your redemption request if:

•	the identification information you provided in your account application cannot be verified;

•	your identification information matches information on a government list of suspicious persons; or

•	the Fund believes that you may be involved in suspicious activity.

•	Further documentation may be requested to evidence the authority of the person or entity making a written redemption request. Please call 866.773.7233 with questions.

•

If you recently have made a purchase by check or electronic funds transfer (EFT), the Fund may withhold redemption proceeds until it is reasonably satisfied that it has received good funds. This confirmation process can take up to 15 days. To reduce such delays, Artisan Funds recommends that your purchase be made by federal funds wire through your financial institution.

•	You may not change or cancel a redemption request after you have mailed or otherwise transmitted it.

•

The Fund cannot accept a redemption request that is post-dated, specifies a particular date for processing, specifies a price for redemption or contains any other special conditions. All redemptions will be processed upon acceptance.

•	Redemptions may be suspended or payment dates postponed when the NYSE is closed, its trading is restricted or as permitted by the Securities and Exchange Commission (SEC).

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•

The Fund intends to pay all redemptions in cash. During any 90-day period for any one shareholder, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets. Redemptions in excess of these limits may be paid wholly or partly by an in-kind distribution of securities.

•

The redemption price you receive depends upon the NAV per share of Institutional Shares at the time of redemption. It may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss.

•	Artisan Funds will generally wire transfer the proceeds of your redemption to the bank account designated in your purchase application or on a telephone authorization form.

•

Shares in any account you maintain with Artisan Funds may be redeemed to the extent necessary to reimburse Artisan Funds for any loss it sustains that is caused by you (such as losses from uncollected checks or any Fund liability under the Internal Revenue Code (the Code) provisions on backup withholding relating to your account).

•	Please call 800.399.1770 if you have any questions about requirements for a redemption before submitting your request.

MEDALLION GUARANTEES

To protect you and the Fund from fraud, the following transaction requests must be submitted in writing and include a Medallion Signature Guarantee:

•	If you wish to redeem more than $50,000 and have not previously designated a U.S. bank account to receive the proceeds by wire transfer or EFT.

•	If you add/remove an owner on your account.

•	If you add/change the beneficiary to whom your account will be transferred upon your death.

•	If you ask that a check or wire be delivered to an address or bank account other than the address or bank account on your account.

•	If you ask that a check or wire be made payable to someone other than the account owner.

•	If you transfer the ownership of your account.

•

If you wish to redeem shares and your address is changed in response to a U.S. Postal Service notification or you have changed the address on your account in writing without a Medallion guarantee, by phone within the last 60 days.

All Medallion Guarantees must use a STAMP2000 Medallion imprint appropriate for the nature and dollar amount of the transaction. Each owner’s signature must show the capacity in which the signer is acting, (for example, “Jane Doe, as Trustee”). Medallion Guarantee is a bar-coded signature guarantee and must be executed by an eligible guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act. Member firms of a domestic stock exchange are also considered eligible guarantors. Non bar-coded guarantees or stamps from a Notary Public are not acceptable.

If you are signing on behalf of an entity, you must indicate your capacity beside or beneath your signature. If you are signing in a capacity, further documentation may be required by the guarantor. Prior to signing, inquire what documentation needs to be provided and the maximum transaction amount the guarantee will insure. Request that the guarantor provide a legible bar-coded Medallion Guarantee. A form or transaction request received without a valid STAMP2000 Medallion imprint may be rejected.

EXCHANGING SHARES HELD DIRECTLY WITH THE FUND

If you meet the minimum investment requirements for opening a new account, you may exchange Institutional Shares of the Fund for Institutional Shares of any other Fund that is open to new investors or any closed Fund (if you also meet the requirements described under “Who is Eligible to Invest in a Closed Artisan Fund?” in the respective Fund’s statutory prospectus). An exchange may be made by following the redemption procedure described above under “How to Redeem Shares – By Mail.” The Fund will exchange your shares at the respective NAVs per share next calculated after your exchange order is received in good order by the Fund or its authorized agent.

Shareholders may also exchange Institutional Shares of the Fund for a different class of Shares offered by the Fund, provided that the shareholder meets the eligibility requirements, including any investment requirements for opening a new account in Shares of the class into which the shareholder seeks to exchange, as described in the prospectus of the applicable Share class. Such an exchange may be made by following the procedures described above under “How to Redeem Shares – By Mail.” The Fund will exchange your shares at the respective NAVs per share next calculated after your exchange order is received in good order by the Fund or its authorized agent.

Artisan Funds reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.

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SHAREHOLDER & ACCOUNT PROCEDURES FOR DIRECT ACCOUNTS

ACCOUNT OPTION CHANGES

To further protect the Fund and its shareholders from fraud, some shareholder account changes may require additional signature validation. Please refer to our shareholder options form for further information or call us at 866.773.7233.

ADDRESS CHANGES

You may change the address on your account by:

•

sending a written request to the Fund’s transfer agent signed by the registered owner(s) of the account (please note, if you wish to redeem within 60 days after a change of address in writing, the owner’s signature must be guaranteed using a STAMP2000 Medallion. See “Redeeming Shares – Medallion Guarantees”), or

•	calling the Fund’s transfer agent at 866.773.7233.

The Fund will send a written confirmation of the change to both your old and new addresses. The Fund will change your address in response to a U.S. Postal Service notification, but will attempt to contact you at the new address so that you can confirm the address change.

If your address is changed in response to a U.S. Postal Service notification, by phone or in writing without proper signature validation, we will not honor any redemption request for the following 60 days that is not in writing with a Medallion guarantee. See “Redeeming Shares – Medallion Guarantees.” The Fund and its transfer agent will not be responsible for any loss, liability, cost or expense resulting from acting upon address changes if we follow reasonable procedures to verify the identity of the caller.

If a piece of mail that we send to you is returned as undeliverable, we will attempt to resend the mail two more times. If it remains undeliverable after those three attempts, we will discontinue all mail to your mailing address of record until you notify us of a new address by one of the previously stated methods.

STATEMENTS AND REPORTS

As an Artisan Fund shareholder, you will receive:

•	Confirmation statements.
•	Quarterly account statements.
•	Annual and semiannual reports with financial statements.
•	Year-end tax statements.

Transactions made under certain periodic investment and withdrawal programs (including dividend reinvestment plans) will be confirmed on quarterly account statements. We suggest you keep each of your quarterly and year-end account and tax statements with your other important financial papers. You may need them for tax purposes.

If you need copies of statements, call 800.399.1770. Copies of this year’s or last year’s statements are free of charge; for earlier years, there is a per statement processing fee (currently $10) for each year for which statements (account or tax) are requested.

OTHER INFORMATION

FINANCIAL INTERMEDIARIES

The Fund may authorize certain financial services companies, broker-dealers, banks or other authorized agents, and in some cases, other organizations designated by an authorized agent (with their designees, collectively “authorized agents”), to accept purchase, exchange and redemption orders on the Fund’s behalf. An order properly received by an authorized agent will be deemed to have been accepted by the Fund. If you buy, exchange or redeem shares through an authorized agent, you will pay or receive the Fund’s NAV per share next calculated after receipt and acceptance of the order by the authorized agent, after giving effect to any transaction charge imposed by the agent. The authorized agent’s procedures will apply in lieu of purchase, exchange and redemption procedures described in this statutory prospectus.

If you attempt to purchase Fund shares through an unauthorized intermediary, your purchase request will be rejected. Please contact your financial intermediary or Artisan Funds at 800.399.1770 to find out whether your financial intermediary is eligible to purchase Institutional Shares and, if so, how purchases, redemptions or exchanges may be made.

If you meet the minimum investment requirements for opening a new account, you may exchange Institutional Shares of the Fund for Institutional Shares of any other Artisan Fund that is open to new investors or any closed Artisan Fund (if you also meet the

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requirements described in the section of such Fund’s statutory prospectus entitled “Who is Eligible to Invest in a Closed Artisan Fund?”). Please contact your financial intermediary if you would like to exchange shares. Artisan Funds reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.

Institutional Shares do not pay fees to intermediaries in connection with recordkeeping, transaction processing for shareholders’ accounts or any other services that an intermediary may provide to its clients.

The Fund reserves the right to waive or reduce the minimum initial or subsequent investment requirements as described under “Investing with Artisan Funds – Minimum Investments.”

ANTI-MONEY LAUNDERING COMPLIANCE

Artisan Funds is required to comply with various anti-money laundering laws and regulations. Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an Artisan Funds account, you must provide certain identifying information on your account application. If you are transferring the ownership of your account, you also will need to provide identification information about the transferee. If you fail to provide the appropriate information to the Fund, the Fund may try to contact you to obtain the necessary information. If you are unable to provide the requested information, the Fund is unable to contact you within the period of time the Fund considers appropriate, or the Fund believes that the nature of the information needed is such that follow-up contact is not appropriate, your application will be rejected and the monies received to establish your account will be returned to you. For some investors and types of accounts, this could have adverse consequences. As a result, it is very important that the application be filled out completely. If you have questions about completing your application, please call 800.399.1770.

After your account is established, the Fund also may take other actions or ask to see other identifying documents to verify your identity. These actions may include checking your identifying information against various databases and requesting identifying documents, such as a business license for an entity or a driver’s license or other state identification card for an individual, to verify your identity. If the Fund is unable to verify your identity from the information you provide, your account will be closed and the redemption proceeds will be paid to you (unless the Fund is required to “freeze” your account as described below). You will receive the share price next calculated after the Fund determines that it is unable to verify your identity (so your redemption proceeds may be more or less than the amount you paid for your shares and the redemption may be a taxable transaction).

If at any time the Fund believes you may be involved in suspicious activity or if your identifying information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” your account. The Fund also may be required to provide a governmental agency with information about your attempt to establish a new account or about transactions that have occurred in your account.

The Fund also may be required to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund to inform you that it has taken the actions described above.

INAPPROPRIATE TRADING

Artisan Funds attempts to identify investors who appear to engage in trading the Fund considers inappropriate, which may include frequent or short-term trading, and to take reasonable steps to deter such activity. Artisan Funds expects direct investors in the Institutional Shares of the Fund who do not trade through a financial intermediary that trades electronically to engage in relatively few transactions. Except in unusual circumstances, Artisan Funds considers more than one transaction (purchase or redemption) per month in the Institutional Shares by such a direct investor inappropriate and, in some circumstances, may consider even fewer transactions by such a direct investor inappropriate. Investors who acquire Institutional Shares through approved financial intermediaries that trade electronically through the National Securities Clearing Corporation (NSCC) or similar trading platform generally are not subject to the “one transaction per month” trading restriction.

The Fund cannot always identify or reasonably detect frequent, short-term or other inappropriate trading. In particular, it may be difficult to identify frequent, short-term or other inappropriate trading in certain omnibus accounts traded through financial intermediaries. By their nature, omnibus accounts conceal from the Fund the identity of individual investors and their transactions. Artisan Funds complies fully with applicable federal rules requiring it to reach an agreement with each of its financial intermediaries pursuant to which certain information regarding purchases, redemptions, transfers and exchanges of Fund shares by underlying beneficial owners through financial intermediary accounts will be provided to the Fund upon request, but there can be no guarantee that all frequent, short-term or other trading activity the Fund may consider inappropriate will be detected, even with such agreements in place. If Artisan Funds is unsuccessful in reaching such an agreement with any financial intermediary, Artisan Funds will terminate that intermediary’s ability to purchase shares of the Fund for its customers.

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The Fund’s board of directors has adopted policies and procedures to address frequent or short-term trading. The Fund attempts to deter frequent or short-term trading through various methods, which include, among other things, fair valuation of securities as described under “Investing with Artisan Funds – Share Price.”

The nature of the efforts undertaken and the resulting action by Artisan Funds depends, among other things, on the type of shareholder account. Trading activity is monitored selectively on a daily basis in an effort to detect frequent, short-term or other inappropriate trading. If Artisan Funds believes that an investor has engaged in frequent, short-term or other inappropriate trading, it may reject future purchases of Fund shares in that account or related accounts, or by that investor, with or without prior notice; reject a particular purchase order; and/or refuse to open an account. If inappropriate trading is detected in an account registered in the name of a financial intermediary, Artisan Funds may request that the financial intermediary take action to prevent the particular investor or investors from engaging in that trading.

Rejection of future purchases by a retirement plan because of inappropriate trading activity by one or more plan participants is likely to impose adverse consequences on the plan and on other participants who did not engage in inappropriate trading. To avoid those collateral consequences, for retirement plans, Artisan Funds generally will communicate with the financial intermediary or plan sponsor and request that the financial intermediary or plan sponsor take action to cause the inappropriate trading activity to cease. If inappropriate trading activity recurs, Artisan Funds may refuse all future purchases from the plan, including those of plan participants not involved in the inappropriate activity.

A financial intermediary through which you may purchase Fund shares may also independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the financial intermediary may require the Fund’s consent or direction to undertake those efforts. In other cases, Artisan Funds may elect to allow the financial intermediary to apply its own policies with respect to inappropriate trading in lieu of seeking to apply Artisan Funds’ policies to shareholders investing in the Fund through such financial intermediary, based upon Artisan Funds’ conclusion that the financial intermediary’s policies sufficiently protect shareholders of the Fund. In either case, the Fund may have little or no ability to modify the parameters or limits on trading activity set by the financial intermediary. As a result, a financial intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Fund and discussed in this statutory prospectus. The Fund’s ability to impose restrictions on trading activity with respect to accounts traded through a particular financial intermediary may also vary depending on the system capabilities, applicable contractual and legal restrictions and cooperation of the particular financial intermediary.

The identification of inappropriate trading involves judgments that are inherently subjective and the above actions alone or taken together with the other means by which Artisan Funds seeks to discourage certain types of inappropriate trading (through the use of fair value pricing, for example) cannot eliminate the possibility that inappropriate trading activity in the Fund will occur. Trading activity, appropriate or inappropriate, may affect the Fund and other shareholders. See “Risks You Should Consider.”

PORTFOLIO SECURITY HOLDINGS DISCLOSURE

A complete list of the Fund’s portfolio holdings as of the close of each calendar quarter will be made publicly available on Artisan Funds’ website (www.artisanfunds.com) on the 15th day of the following calendar quarter, or such other date as the Fund may determine. A complete list of portfolio holdings is also included in reports the Fund files with the SEC after the end of each quarter. The Fund may disclose its top ten holdings or an incomplete list of its holdings or discuss one or more portfolio holdings, provided that the holdings have been made publicly available on the Fund’s website at least one day prior to disclosure of such information or has been included in an SEC filing that is required to include the information. Any such list of holdings or discussion of one or more portfolio holdings will remain available on the Fund’s website at least until the date on which the Fund files a report with the SEC that includes a list of portfolio holdings and is for the period that includes the date as of which such information is current. Portfolio holdings information can be found on the Artisan Funds’ website at www.artisanfunds.com/materials_info/view_online.cfm. Further discussion about the Fund’s policies and procedures in connection with the disclosure of portfolio holdings is available in the Fund’s SAI.

DIVIDENDS, CAPITAL GAINS & TAXES

The Fund intends to distribute substantially all of its net income and net realized capital gains to investors at least annually. The Fund’s investment decisions generally are made without regard to tax consequences. As a result, the Fund may be less tax-efficient than other mutual funds that take tax consequences into account in the investment process. The “Fund Summary” section of this statutory prospectus includes information on the Fund’s after-tax returns.

DISTRIBUTION OPTIONS

When you open an account, you may specify on your application how you want to receive your distributions. If you later want to change your selection, you may either submit a written request to the Fund’s transfer agent or call the transfer agent at 866.773.7233.

The Fund offers the following options:

Reinvestment Option. Your dividends and capital gain distributions will be reinvested in additional shares of the Fund. If you do not indicate a choice on your application, we will automatically reinvest your distributions.

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Income-Only Option. We will automatically reinvest your capital gain distributions, but send dividends to you by check or to your predesignated U.S. bank account by EFT.

Capital Gains-Only Option. We will automatically reinvest your dividends, but send capital gain distributions to you by check or to your predesignated U.S. bank account by EFT.

Cash Option. We will send all distributions to you by check or to your predesignated U.S. bank account by EFT.

The Fund will not pay dividends or distributions by Federal Reserve wire transfer.

When you reinvest, the reinvestment price is the Fund’s NAV per Institutional Share at the close of business on the reinvestment date.

Distribution checks usually will begin to be mailed promptly after the payment date.

TAXES

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. If your investment is held through a tax-deferred account like an employee benefit plan account, for example, the following tax discussion does not apply. Please consult your tax advisor about federal, state, local or foreign tax laws applicable to you.

When you sign your account application, you are asked to certify that your Social Security or taxpayer identification number is correct, that you are a U.S. person and that you are not subject to backup withholding for failing to report income to the Internal Revenue Service (IRS). If you fail to comply with this procedure, the IRS can require the Fund to withhold a percentage of your taxable distributions and redemptions.

The Fund intends to elect and qualify each year as a “regulated investment company.” A regulated investment company is not subject to U.S. federal income taxes on income and gains that are distributed to shareholders in a timely manner.

Taxes on Redemptions. When you redeem shares in the Fund, you will generally recognize a capital gain or loss if there is a difference between the basis of your shares (typically, their cost), and the price you receive when you redeem them. Capital gain or loss realized from a redemption of shares held for more than one year will generally be treated as long-term capital gain or loss. Otherwise, the gain or loss will be treated as short-term capital gain or loss.

Whenever you redeem shares of the Fund, you will receive a confirmation statement showing how many shares you sold and at what price. Shareholders holding shares in taxable accounts also may receive a year-end statement early in the following year. This will allow you or your tax preparer to determine the tax consequences of each redemption. However, be sure to keep your regular account statements and tax forms; that information will be essential in verifying the amount of your capital gains or losses.

Taxes on Exchanges of Fund Shares. An exchange of shares of one Fund for shares of another Fund will be a taxable transaction. Any gain or loss resulting from such an exchange will generally be treated as a capital gain or loss for U.S. federal income tax purposes, and will be long-term or short-term capital gain or loss depending on how long you have held your shares. For U.S. federal income tax purposes, an exchange of shares of one Fund directly for shares of a different class of the same Fund generally is not expected to be a taxable event, or to result in recognition of a gain or loss by the exchanging shareholder.

Taxes on Distributions. Distributions are subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the U.S., your distributions also may be taxed by the country in which you reside.

Your distributions are taxable in the year they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in October, November or December and paid in January of the following year are taxable as if you received them on December 31 of the year in which they were declared.

For federal income tax purposes, the Fund’s income and short-term capital gain distributions are generally taxed as ordinary income, except to the extent such distributions are attributable to “qualified dividend income,” as described below. Long-term capital gain distributions reported as capital gain dividends will be taxable as long-term capital gains. Whether gains realized by the Fund are long-term or short-term depends on the length of time that the Fund held the asset it sold.

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For taxable years beginning on or before December 31, 2012, the maximum tax rate on long-term capital gains of noncorporate investors has been reduced from 20% to 15%. Also for taxable years beginning on or before December 31, 2012, the maximum tax rate on “qualified dividend income” received by noncorporate shareholders who satisfy certain holding period requirements has been reduced to 15%. In the case of a fund that qualifies as a regulated investment company for tax purposes, the amount of fund dividends that may be eligible to be taxed as qualified dividend income at the reduced rate may not exceed the amount of the aggregate qualifying dividends received by that fund. To the extent the Fund distributes amounts of dividends that the Fund determines are eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders. Without further legislative change, these rate reductions will lapse, and Fund dividends other than properly reported capital gain dividends will be taxed at ordinary income rates for taxable years beginning on or after January 1, 2013.

A portion of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends the Fund receives from U.S. corporations. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

The Fund’s investments in foreign securities may be subject to foreign withholding or other taxes, which would reduce the return on those securities. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund, unless the Fund is eligible and elects to pass through the foreign taxes to them.

Early in each calendar year, the Fund will send you and the IRS a Form 1099 showing the amount of taxable distributions you received (including those reinvested in additional shares) in the previous calendar year. Certain shareholders may receive an annual statement and not a Form 1099.

The Fund’s dividends and distributions are distributed and are taxable to those persons who are shareholders of the Fund at the record date set by the board of directors, even if such dividends and distributions are paid from income or gains earned by the Fund prior to a shareholder’s investment and thus were included in the price paid for the shares. As a result, if you invest in the Fund shortly before it makes a distribution, the distribution will be taxable even though it may economically represent a return of your investment.

The Fund generally publishes estimates of its dividends and distributions in advance of the planned record and payment dates. There is no assurance that the Fund will publish such estimates in the future. Those estimates, if published, are for planning purposes and are subject to change.

Non-U.S. Investors. In general, dividends (other than capital gain dividends) paid to a shareholder that is not a “United States person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30%, or such lower rate as may be provided by an applicable tax treaty. However, effective for taxable years beginning before January 1, 2012, the Fund generally is not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly reported as such by the Fund. The Fund has not determined whether it will separately report the portion of its distributions that should be treated as such interest-related or short-term capital gains dividends. Capital gain dividends will generally not be subject to withholding. Foreign persons should refer to the SAI for further information, and should consult their tax advisors as to the tax consequences to them of owning Fund shares.

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INVESTOR SHARES FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Because the Fund’s Institutional Shares commenced operations on [July [ ], 2011], the information presented is for the Fund’s Investor Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each of the periods, other than the period ended March 31, 2011, has been audited by [            ], the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Investor Shares annual report, which is available upon request. The Fund’s financial highlights for the period ended March 31, 2011 are unaudited.

	Investor Shares Year or Period Ended
	3/31/2011(1)	9/30/2010	9/30/2009	9/30/2008	9/30/2007	9/30/2006(2)
Net Asset Value Beginning of Period	$8.91	8.12	8.58	12.22	10.41	10.00
Net Investment Income(3)	0.06	0.07	0.06	0.08	0.20	0.03
Net Realized and Unrealized Gain (Loss) on Investments	1.34	0.76	(0.44)	(2.70)	1.73	0.38

Total Income (Loss) from Investment Operations	1.40	0.83	(0.38)	(2.62)	1.93	0.41

Dividends from Net Investment Income	(0.08)	(0.04)	(0.08)	(0.14)	(0.03)	-
Distributions from Net Realized Gains	-	-	-	(0.88)	(0.09)	-

Total Distributions	(0.08)	(0.04)	(0.08)	(1.02)	(0.12)	-

Net Asset Value End of Period	$10.23	8.91	8.12	8.58	12.22	10.41

Total Return(4)	15.88%	10.19%	(4.10)%	(22.88)%	18.65%	4.10%
Net Assets End of Period (millions)	$422.3	266.4	181.1	230.3	278.7	75.0
Ratio of Expenses to Average Net Assets(5)(6)	1.10%	1.27%	1.32%	1.23%	1.24%	1.49%
Ratio of Net Investment Income (Loss) to Average Net Assets(5)(6)	1.19%	0.86%	0.84%	0.77%	1.71%	0.55%
Portfolio Turnover Rate(4)	38.64%	70.69%	85.44%	99.24%	50.79%	34.07%

(1)	Unaudited. For the six months ended March 31, 2011.
(2)	For the period from commencement of operations (March 27, 2006) through September 30, 2006.
(3)	Computed based on average shares outstanding.
(4)	Periods less than twelve months (where applicable) are not annualized.
(5)	Periods less than twelve months (where applicable) are annualized.
(6)

The ratios of expenses to average net assets and net investment income to average net assets exclude expenses waived or paid by Artisan Partners or the board of directors. Absent expenses waived or paid by Artisan Partners or the board of directors, the ratios of expenses to average net assets and net investment income to average net assets would have been as follows:

Year or Period Ended	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Loss to Average Net Assets
9/30/2006	1.64%	0.39%

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GLOSSARY

•	12b-1 fee: a fee charged by some mutual funds to pay for marketing, advertising and distribution services. Investors pay no 12b-1 fees when investing in an Artisan Fund.

•

Currency hedging: an attempt to reduce the risk of variations in exchange rates when the Fund has a substantial position in securities traded in a foreign currency. The Fund may, but is not required to, hedge its currency exposure. The Fund might hedge currency risk by contracting to buy or sell foreign currencies in the future at a specified exchange rate.

•

Custodian: a bank, trust company, or other financial institution that keeps custody of a mutual fund’s assets, particularly its portfolio of securities. A custodian provides safekeeping of securities but has no role in portfolio management.

•	Depositary receipt: a negotiable certificate issued by a financial institution representing a specified number of shares in a stock that has a direct listing on another exchange.

•	Developed market: a market in a country other than those listed under “Emerging or less developed market.”

•

Emerging or less developed market: a market in any country other than Canada, Luxembourg, the U.S. and the countries comprising the MSCI EAFE® Index (at the date of this statutory prospectus, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).

•

Financial intermediary: a bank trust department, broker-dealer or other financial services organization through which Fund shares may be purchased and that provides services on behalf of the Fund to its customers who are Fund shareholders.

•	Fund exchange: a purchase in one Artisan Fund and a corresponding sale in another Artisan Fund. An exchange may have tax consequences for a shareholder.

•	Hedge: an investment made in order to attempt to reduce the impact of price movements.

•	Market capitalization: the aggregate value of all of a company’s outstanding common stock.

•	Omnibus accounts: accounts in which purchases and sales of the Fund’s shares by multiple investors are aggregated by a financial intermediary and presented to the Fund on an aggregate basis.

•

Ordinary operating expenses: all Fund expenses other than taxes, interest, commissions and other normal charges incident to the purchase and sale of portfolio securities, acquired fund fees and expenses, if any, and extraordinary charges such as litigation costs.

•	Portfolio turnover: a measure of the trading activity in the Fund’s investment portfolio – how often securities are bought and sold by the Fund.

•

Russell 1000® Index: an unmanaged, market-weighted index of about 1,000 large U.S. companies. The index’s returns include reinvested dividends but, unlike the Fund’s returns, do not reflect the payment of sales commission or other expenses incurred in the purchase of sale of the securities included in the index. The Frank Russell Company is the owner of the trademarks, service marks and copyrights related to the index. An investment cannot be made directly in an index.

•

Russell 1000® Value Index: an unmanaged, market-weighted index of those large U.S. companies included in the Russell 1000® Value Index with lower price-to-book ratios and lower forecasted growth values. The index’s returns include reinvested dividends but, unlike the Fund’s returns, do not reflect the payment of sales commission or other expenses incurred in the purchase or sale of the securities included in the index. The Frank Russell Company is the owner of the trademarks, service marks and copyrights related to the index. An investment cannot be made directly in an index.

•	Transfer agent: the organization that prepares and maintains records relating to shareholders’ accounts with the Fund.

For purposes of any electronic version of this statutory prospectus, the universal resource locators (URLs) referenced in this statutory prospectus are not intended to incorporate the contents of any website referenced into this statutory prospectus.

21

For more detail on Artisan Funds, you may request the SAI, which is incorporated in this prospectus by reference.

You can find more information about the Fund’s investments in its Investor Shares annual and semiannual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Investor Shares’ performance during that class’ most recent fiscal period.

Call 800.399.1770 to receive a free copy of those documents or if you have a question or would like to receive other information about Artisan Funds.

HTML and text-only versions of the Fund’s documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet website at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202.551.8090. In addition, copies may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by e-mail request at publicinfo@sec.gov.

811-8932

The information in this Statement of Additional Information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, dated May 26, 2011

ARTISAN FUNDS, INC.

INSTITUTIONAL SHARES

Artisan Growth Opportunities Fund

(formerly known as Artisan Opportunistic Growth Fund)

[            ]

STATEMENT OF ADDITIONAL INFORMATION

July [ ], 2011

Artisan Growth Opportunities Fund (the “Fund”) is a series of Artisan Funds. This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Institutional Shares prospectus of the Fund dated July [ ], 2011 and any supplement to the prospectus. Because the Fund’s Institutional Shares are commencing operations as of the date of this SAI, the Fund’s Investor Shares financial statements for the fiscal year ended September 30, 2010, including the notes thereto and the report of [    ] thereon, are incorporated by reference from the Fund’s Investor Shares annual report to shareholders. The Fund’s Investor Shares financial statements for the six months ended March 31, 2011, which are unaudited, are incorporated herein by reference from the Fund’s Investor Shares semiannual report to shareholders. A copy of the prospectus for the Fund’s Institutional Shares and the annual and semiannual reports to shareholders for the Fund’s Investor Shares can be obtained without charge by calling 800.399.1770 or by writing to Artisan Funds, 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.

Information about the Fund and Artisan Partners

The Fund is a series of Artisan Funds. Artisan Partners Limited Partnership (“Artisan Partners”) provides investment advisory services to the Fund.

The discussion below supplements the description in the prospectus of the Fund’s investment objective, policies and restrictions.

Investment Objective and Policies

The investment objective of the Fund may be changed by the board of directors without the approval of a “majority of the outstanding voting securities” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). However, investors in the Fund will receive at least 30 days’ prior written notice of implementation of any change in the Fund’s investment objective.

Investment Techniques and Risks

Foreign Securities

The Fund primarily invests in common stocks and other equity securities of U.S. and non-U.S. companies.

For the purposes of testing compliance with the Fund’s investment restrictions, Artisan Partners considers an issuer to be from a particular country as designated by its securities information vendors. As of the date of this SAI, Artisan Partners uses as its primary source the country assignments used by MSCI Inc. (“MSCI”) in the creation of the MSCI indexes and FactSet Research Systems, Inc. as a secondary source for this information. In the event (i) Artisan Partners’ securities information vendors do not assign a security to a particular country or if the published classification appears to be clearly erroneous, or (ii) its primary vendor does not assign a security to a particular country and the secondary vendor has assigned a security to a particular country by using a methodology that is not the same as the methodology the primary vendor uses to assign a country, Artisan Partners assigns the security to a country using the primary vendor’s published criteria (to the extent available) or Artisan Partners’ own judgment. The primary information vendor’s criteria currently include the identity of the jurisdiction of the issuer’s incorporation, the main equity trading market for the issuer’s securities, the geographical distribution of the issuer’s operations and the location of the issuer’s headquarters. Country designations may change over time.

As a result of this classification, the Fund may hold securities of issuers classified as U.S., but which are organized outside the U.S. or, vice versa, the Fund may hold securities of issuers classified as non-U.S., but which are organized in the U.S. and/or trade in the U.S.

Securities of non-U.S. companies include American Depositary Receipts (“ADRs”), New York Shares, European Depositary Receipts (“EDRs”), Continental Depositary Receipts (“CDRs”), Global Depositary Receipts (“GDRs”), or other securities representing underlying shares of foreign issuers. ADRs, New York Shares, EDRs, CDRs and GDRs are receipts, typically issued by a financial institution (a “depositary”), evidencing ownership interests in a security or pool of securities issued by an issuer and deposited with the depositary. ADRs, EDRs, CDRs and GDRs may be available for investment through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt’s underlying security. The Fund may invest in sponsored or unsponsored ADRs, EDRs, CDRs, GDRs, or other forms of depositary receipts, certain of which may include voting rights with respect to the underlying foreign shares, and certain of which may not.

With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under “Managing Investment Exposure.”)

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions that generally are denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; possible imposition of foreign taxes; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

Although the Fund tries to invest in companies located in countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect international investments.

Income from non-U.S. securities held by the Fund could be reduced by taxes withheld from that income, or other taxes that may be imposed by the countries in which the Fund invests. The net asset value (the “NAV”) of the Fund also may be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested.

Emerging Markets. The Fund may invest without limit in emerging and less developed markets (“emerging markets”) securities. Artisan Partners considers emerging markets to be those markets in any country other than Canada, Luxembourg, the U.S. and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).

Investments in emerging markets’ securities involve special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Costs associated with transactions in emerging markets’ securities typically are higher than costs associated with transactions in U.S. securities. Such transactions also may involve additional costs for the purchase or sale of foreign currency.

Certain foreign markets (including certain emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Many emerging markets have experienced substantial rates of inflation for extended periods. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Some of those countries, in recent years, have begun to control inflation through more prudent economic policies.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund’s portfolio. Expropriation, confiscatory taxation, nationalization and political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur. In addition, high levels of national debt tend to make emerging markets heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

Privatizations. Some governments have been engaged in programs of selling part or all of their interests in government owned or controlled enterprises (“Privatizations”). The Fund may invest in Privatizations. In certain countries, the ability of a U.S. entity such as the Fund to participate in Privatizations may be limited by local law, and/or the terms on which the Fund may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments will continue to sell their interests in companies currently owned or controlled by them or that Privatization programs will be successful.

Participation Certificates

The Fund may invest up to 10% of its net assets measured at the time of purchase in equity-linked securities (called “participation certificates” in this SAI but may be called different names by issuers). In a typical transaction, the Fund would buy a participation certificate from a bank or broker-dealer (“counterparty”) that would entitle the Fund to a return measured by the change in value of an identified underlying security.1 The purchase price of the participation certificate is based on the market price of the underlying security at the time of purchase converted into U.S. dollars, plus transaction costs. The counterparty may, but is not required to, purchase the shares of the underlying security to hedge its obligation. When the participation certificate expires or the Fund exercises the participation certificate and closes its position, the Fund receives a payment that is based upon the then-current value of the underlying security converted into U.S. dollars (less transaction costs).

The price, performance and liquidity of the participation certificate are all linked directly to the underlying security. The Fund’s ability to redeem or exercise a participation certificate generally is dependent on the liquidity in the local trading market for the security underlying the participation certificate. Participation certificates are typically privately placed securities that have not been registered for sale under the Securities Act of 1933, as amended (the “1933 Act”). Pursuant to Rule 144A under the 1933 Act, participation certificates are eligible for purchase or sale to certain qualified institutional buyers.

There are risks associated with participation certificates. The Fund bears the full counterparty risk with respect to the issuing counterparty. Counterparty risk is the risk that the issuing counterparty will not fulfill its contractual obligation to timely pay the Fund the amount owed under the participation certificate. A participation certificate is a general unsecured contractual obligation of the issuing counterparty. The Fund has no rights under a participation certificate against the issuer of the securities underlying the participation certificate and so is dependent on the creditworthiness of the counterparty. The Fund attempts to mitigate that risk by purchasing only from issuers with investment grade credit ratings. Participation certificates also may have a longer settlement period than the underlying shares and during that time the Fund’s assets could not be deployed elsewhere. The issuers of participation certificates may be deemed to be brokers, dealers or engaged in the business of underwriting as defined in the 1940 Act. As a result, the Fund’s investment in participation certificates issued by a particular institution may be limited by certain investment restrictions contained in the 1940 Act.

For the purposes of determining compliance with the Fund’s limitations on investing in certain markets, regions, securities or industries, the Fund looks through the participation certificate to the issuer of the underlying security. For example, the Fund may invest up to 35% of its net assets at market value at the time of purchase in companies from any single country other than the U.S. The Fund will consider the country classification of the issuer of the security underlying the participation certificate for the purpose of testing compliance with this and other similar investment restrictions.

Real Estate Investment Trusts (“REITs”)

The Fund may invest in REITs. REITs are trusts that invest primarily in commercial real estate and/or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”) relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least

[1]	The Fund may also invest in a participation certificate in which a basket of equity securities serves as the underlying reference security for determining the value of the participation certificate.

90% of its taxable income for each taxable year. By investing in REITs indirectly through the Fund, shareholders will bear not only their proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

The Fund may be subject to certain risks associated with a REIT’s direct investment in real property and real estate-related loans. A REIT that invests in real estate-related loans may be affected by the quality of the credit extended, is dependent on specialized management skills, is subject to risks inherent in financing a limited number of properties, interest rate risk, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include any corporate debt security or preferred stock that may be converted into, or carries the right to purchase, underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security generally is less than would be the case if the security were a non-convertible obligation.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield). The estimated price at which a convertible security would be valued by the marketplace if it had no conversion feature is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

If, because of a low price of the common stock, a convertible security’s conversion value is substantially below its investment value, the convertible security’s price is governed principally by its investment value. If a convertible security’s conversion value increases to a point that approximates or exceeds its investment value, the convertible security’s value will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Holders of convertible securities have a claim on the issuer’s assets prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company’s capital structure and, therefore, generally entail less risk than the company’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.

In determining whether to purchase a convertible security, Artisan Partners will consider the same criteria that would be considered in purchasing the underlying stock.

Preferred Stock

The Fund may invest in preferred stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return, and may be convertible into, or carry the right to purchase, the company’s common stock.

The value of a company’s preferred stock (like its common stock) may fall as a result of factors relating directly to that company’s products or services or due to factors affecting companies in the same industry or in a number of different industries. The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Because the claim on an issuer’s earnings represented by preferred stocks may become disproportionately large when interest rates fall below the rate payable on the securities or for other reasons, the issuer may redeem preferred stocks, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Common Stock Warrants and Rights

The Fund may acquire, receive and retain warrants and rights that are attached to securities held by it. Common stock warrants entitle the holder to buy common stock from the issuer of the warrant at a specific price (the “strike price”) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock. Rights are similar to warrants but normally have a shorter duration and are typically distributed directly by the issuers to existing shareholders, while warrants are typically attached to new debt or preferred stock issuances. Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. Warrants and rights will expire if not exercised on or prior to the expiration date.

Investment Companies

The Fund may, from time to time, invest in securities issued by other investment companies within the limits prescribed by the 1940 Act and the rules and regulations thereunder.

The 1940 Act generally requires that the Fund limit its investments in securities of other investment companies or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by the Fund or by companies controlled by the Fund. These limitations, however, are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets. The Fund may invest in exchange-traded funds (“ETFs”), which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries. The shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase and sell these shares on the secondary market at their current market prices, which may be more or less than their net asset values.

Investing in other investment companies, including ETFs, may result in higher fees and expenses for the Fund and its shareholders. As a shareholder of another investment company, the Fund would bear, along with other shareholders, a pro-rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund’s shareholders. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Investment companies, including ETFs, generally are subject to the same risks as the underlying securities in which the investment company invests. For example, an ETF that tracks an index will subject the Fund to risks of the specific sector or industry to which the ETF relates. Investment companies that trade on exchanges, including ETFs, also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities in which the investment companies invest and the risk of possible trading halts due to market conditions or for other reasons.

Exchange Traded Notes (“ETNs”)

The Fund may, from time to time, invest in ETNs. An ETN is a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s return is based on the performance of a market index less fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked less certain fees and expenses. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. An ETN’s ability to track an index may be impeded if components comprising the index are temporarily unavailable, and an ETN that is tied to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in that index. ETNs also incur certain expenses not incurred by their applicable indexes. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be hard to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

The market value of an ETN is determined by supply and demand, the current performance of the index, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer’s credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its net asset value.

Managing Investment Exposure

The Fund may (but is not obligated to) use various techniques to increase or decrease its exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of their portfolios. These techniques include buying and selling options, futures contracts or options on futures contracts, or entering into currency exchange contracts.

Artisan Partners may use these techniques to adjust the risk and return characteristics of the Fund’s portfolio. If Artisan Partners judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, or if the counterparty to the transaction does not perform as promised, the transaction could result in a loss. Use of these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. The Fund may use these techniques for hedging, risk management or portfolio management purposes and not for speculation.

Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts (“forward contracts”). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and at a price set at the time of the contract. Forward contracts usually are entered into with banks and broker-dealers, are not exchange traded, and usually are for less than one year, but may be renewed.

Forward currency transactions may involve currencies of the different countries in which the Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. Currency transactions may be used for transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or income receivables. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular currency. Portfolio hedging allows the Fund to limit or reduce exposure in a foreign currency by entering into a forward contract to sell or buy such foreign currency (or another foreign currency that acts as a proxy for that currency) so that the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. The Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the portfolio of the Fund. The Fund may not engage in speculative currency exchange transactions.

At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Options on Securities and Indexes. The Fund may purchase and write (sell) put options and call options on securities, indices or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on the NASDAQ stock market. The Fund may also purchase and write (sell) over-the-counter (“OTC”) put options and call options.

An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.) In contrast to exchange-traded options, OTC options are two-party contracts with negotiated exercise prices and expiration dates.

The Fund will write call options and put options only if they are “covered.” For example, in the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires, the Fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased or written by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

Risks Associated with OTC Options. OTC options are contracts between the Fund and its counterparty (usually a securities dealer or bank) with no clearing organization guarantee. Thus, if the Fund purchases an OTC option and the option is exercised, there is a risk that the counterparty will fail to perform, which could result in the loss of any premium paid by the Fund and the loss of any anticipated benefit from the transaction. Under certain circumstances, OTC options also may be considered illiquid and thus subject to the Fund’s restriction on investing no more than 10% of its net assets in illiquid securities.

Futures Contracts and Options on Futures Contracts. The Fund may buy and sell futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or money at a specified time and price. The Fund also may purchase and write call and put options on futures contracts. Options on futures contracts give the holder the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Options on futures contracts possess many of the same characteristics as options on securities, indexes and foreign currencies as previously discussed.

The Fund may use futures contracts and options on futures contracts for hedging, risk management or portfolio management purposes, including to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

The Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission so long as, to the extent that such transactions are not for “bona fide hedging purposes,” the aggregate initial margin and premiums required to establish such positions (excluding the amount by which such options are in-the-money2) do not exceed 5% of the Fund’s net assets.

To avoid leveraging and related risks, when the Fund invests in futures contracts, it will cover its position by earmarking or segregating an amount of cash or liquid securities, equal to the market value of the futures positions held less margin deposits, and that amount will be marked-to-market on a daily basis.

There are risks associated with futures contracts and options on futures contracts including: the success of such an investment strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; there may not be a liquid secondary market for a futures contract or futures option; trading restrictions or limitations may be imposed by an exchange; and government regulations may restrict trading in futures contracts and futures options.

Private Placements and Rule 144A Securities

The Fund may purchase securities that have been privately placed, including securities that are eligible for resale under Rule 144A (“Rule 144A securities”) under the 1933 Act. That Rule permits certain qualified institutional buyers, including investment companies that own and invest at least $100 million in securities, to trade in privately placed securities that have not been registered for sale under the 1933 Act, including participation certificates. The Fund may purchase securities, including participation certificates and other Rule 144A securities, that are

[2]

A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

privately placed in the United States. Most of the securities purchased by the Fund in a private placement are then typically freely tradeable outside the U.S. either on a non-U.S. securities exchange or over-the-counter. Participation certificates are as tradeable as their underlying securities.

Artisan Partners, under the supervision of the board of directors of Artisan Funds, may consider whether Rule 144A securities are illiquid and thus subject to the Fund’s restriction on investing no more than 10% of its net assets in illiquid securities. In making a determination of whether a Rule 144A security is liquid or not, Artisan Partners will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, Artisan Partners could consider: (1) the frequency of trades and quotes for the specific security, (2) the number of dealers willing to purchase or sell such security and the number of other potential purchasers, (3) any dealer undertaking to make a market in such security, (4) the nature of such security and the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transferring such securities), (5) whether the security trades freely in a non-U.S. market or markets; and (6) other factors, if any, which Artisan Partners deems relevant to determining the existence of a trading market for such security. The liquidity of Rule 144A securities that have been determined to be liquid would be monitored and, if as a result of changed conditions, Artisan Partners determined that a Rule 144A security is no longer liquid, the Fund’s holdings of illiquid securities would be reviewed to determine what steps, if any, are required to assure that the Fund does not invest more than 10% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if such securities are not freely tradeable outside the U.S. and qualified institutional buyers are unwilling to purchase such securities.

Lending of Portfolio Securities

Although the Fund does not currently lend its portfolio securities to broker-dealers and banks, subject to restriction (3) under “Investment Restrictions” in this SAI, the Fund may do so. Any loan of portfolio securities must be continuously secured by collateral in cash or cash equivalents maintained on a current basis with the Fund’s custodian in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and also would receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in Artisan Partners’ judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. The Fund will not lend portfolio securities having an aggregate value of more than 5% of the Fund’s assets at the time of initiation of any loan.

Cash and Repurchase Agreements

The Fund generally tries to maintain a cash position of no more than 15% of its net assets. However, cash flows from shareholder purchases and sales of Fund shares and from Fund purchases and sales of portfolio securities can cause the Fund’s cash to vary significantly from time to time. As a result, the Fund may at times hold more than 15% of its net assets in cash. The Fund typically invests its available cash in repurchase agreements when repurchase agreements are available for investment.

Repurchase agreements are transactions in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund will enter into repurchase agreements only with banks and dealers believed by Artisan Partners to present minimal credit risks. Artisan Partners will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, Artisan Partners’ prior dealings with the institution, any rating of the institution’s senior long-term debt by independent rating agencies, and other relevant factors.

The Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution that is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the Fund’s ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral.

When-Issued and Delayed-Delivery Securities; Reverse Repurchase Agreements

The Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Artisan Partners deems it advisable for investment reasons. The Fund does not currently intend to have commitments to purchase when-issued securities in excess of 5% of its net assets.

The Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs. However, reverse repurchase agreements will be treated as borrowing and subject to the Fund’s fundamental limitation on borrowing.

At the time the Fund enters into a binding obligation to purchase securities on a when-issued or delayed-delivery basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase NAV fluctuation.

Short Sales

The Fund may make short sales “against the box.” In a short sale, the Fund sells a borrowed security and is required to return the identical security to the lender. A short sale “against the box” involves the sale of a security with respect to which the Fund already owns an equivalent security in kind and amount. A short sale “against the box” enables the Fund to obtain the current market price of a security that it desires to sell but is unavailable for settlement. The Fund does not currently intend to have commitments to make short sales “against the box” in excess of 5% of its net assets.

Line of Credit

Artisan Funds maintains a line of credit with a bank in order to permit borrowing on a temporary basis for extraordinary or emergency purposes, including without limitation to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Any borrowings under that line of credit by the Fund would be subject to restriction (4) under “Investment Restrictions” in this SAI.

Portfolio Turnover

Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held and the Fund may have short-term capital gains and losses. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of the Fund’s flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. For the fiscal years ended September 30, 2010 and September 30, 2009, the Fund’s portfolio turnover rates were 79.99% and 101.01%, respectively.

Future turnover rates for the Fund may vary significantly from year to year. A high rate of portfolio turnover results in increased transaction costs, which must be borne by the Fund. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for U.S. federal income tax purposes. See “Dividends, Capital Gains & Taxes” in the prospectus, and “Additional Federal Income Tax Information” in this SAI.

Investment Restrictions

Fundamental Restrictions

Artisan Funds has adopted investment restrictions (which may not be changed without the approval of the lesser of (i) 67% of the Fund’s shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of the Fund’s outstanding shares) under which the Fund may not:

(1)        act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

(2)        purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

(3)        make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations which are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

(4)        borrow (including entering into reverse repurchase agreements), except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income and (b) enter into transactions in options, futures, and options on futures;

(5)        invest in a security if more than 25% of its net assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(6)        issue any senior security except to the extent permitted under the Investment Company Act of 1940;

(7)        with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities; or

(8)        acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer.

The Fund’s investment objective is not a fundamental restriction and, therefore, a change in the objective is not subject to shareholder approval. However, investors in the Fund will receive written notification at least 30 days prior to any change in the Fund’s investment objective.

Non-Fundamental Restrictions

The Fund is also subject to non-fundamental restrictions and policies (which may be changed by the board of directors), under which the Fund may not:

(a)        invest in companies for the purpose of exercising control or management;

(b)        purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund’s total assets (valued at time of purchase) in the case of any one other investment company and 10% of total assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker’s commission, except for securities acquired as part of a merger, consolidation, acquisition or reorganization;

(c)        purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales; or

(d)        invest more than 10% of its net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days.

For purposes of these investment restrictions, subsequent changes in the Fund’s holdings as a result of changing market conditions or changes in the amount of the Fund’s total assets does not require the Fund to sell or dispose of an investment or to take any other action.

Organization

The Fund is a series of Artisan Funds, Inc., an open-end, diversified management investment company that was incorporated under Wisconsin law on January 5, 1995. Effective July 1, 2011, Artisan Funds, Inc. will change its name to Artisan Partners Funds, Inc. but will continue to do business as Artisan Funds. Effective January 28, 2011, the name of the Fund changed from “Artisan Opportunistic Growth Fund” to “Artisan Growth Opportunities Fund.”

The Fund offers two classes of shares: Investor Shares and Institutional Shares. As described more fully in the Institutional Shares prospectus, Institutional Shares of the Fund are designed for certain employee benefit plans as well as institutional and other investors with a minimum initial investment of $1 million. Institutional Shares of the Fund are commencing as of the date of this SAI. The classes of the Fund share pro rata the costs of management of the Fund’s portfolio, including the advisory fee, but each bears the cost of its own transfer agency and shareholder servicing arrangements, which may result in differing expenses by class. Because of the different expenses, the Institutional Shares of the Fund may have a lower expense ratio and correspondingly higher total return than the Investor Shares of the Fund.

The Wisconsin Business Corporation Law permits registered investment companies to operate without an annual meeting of shareholders under specified circumstances, such as if an annual meeting is not required by the 1940 Act (the federal securities law that governs the regulation of investment companies). Artisan Funds has adopted the appropriate provisions in its bylaws and does not expect to hold an annual meeting in any year in which the election of directors or any other action requiring shareholder approval is not required to be acted upon by shareholders. Artisan Funds believes that not holding shareholder meetings except as otherwise required reduces the Fund’s expenses and enhances shareholder returns.

The Fund may hold special meetings of shareholders to elect or remove directors, change fundamental policies, approve a management contract, or for other purposes. The Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. You are entitled to one vote, or fraction thereof, for each share of the Fund, or fraction thereof, that you own. With respect to any matter that affects only one class of the Fund, only the shares of the affected class are entitled to vote. Shareholders not attending these meetings are encouraged to vote by proxy.

All shares participate equally in dividends and other distributions declared by the board of directors with respect to the applicable class of shares, and all shares of a class have pro rata rights to the residual assets of the respective class in the event of liquidation. Shares of the Fund have no preemptive, conversion or subscription rights.

Artisan Funds is governed by a board of directors that is responsible for protecting the interests of the Fund’s shareholders. The directors are experienced executives and professionals who meet at regular intervals to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund and review performance. A majority of directors are not otherwise affiliated with Artisan Funds or Artisan Partners.

Directors and Officers

The board of directors has overall responsibility for the conduct of the affairs of Artisan Funds. The chairman of the board is an independent director.4 Each director serves an indefinite term of unlimited duration until the next annual meeting of shareholders and until the election and qualification of his or her successor or until he or she retires, resigns or is removed from office. Artisan Funds’ bylaws provide that each director must retire at the end of the calendar year in which he or she attains the age of 72. The board of directors may fill any vacancy on the board provided that, after such appointment, at least two-thirds of the directors have been elected

[4]	Directors who are not “interested” as defined by the 1940 Act are deemed to be “independent” directors.

by the shareholders. The shareholders may remove a director by a vote of a majority of the outstanding shares of Artisan Funds at any meeting of shareholders called for the purpose of removing such director.

The board of directors’ role is one of oversight, rather than active management. This oversight extends to Artisan Funds’ risk management processes. Those processes are embedded in the responsibilities of officers of Artisan Funds. Senior officers of Artisan Funds, including the president, chief financial officer, general counsel, and chief compliance officer, report directly to the full board on a variety of matters at regular meetings of the board of directors. The chief financial officer also reports regularly to Artisan Funds’ Audit Committee, which is comprised of all of Artisan Funds’ independent directors.

The board’s leadership structure features independent directors serving as board chairman and chairmen of the executive, audit, and governance and nominating committees. This structure is reviewed by the board regularly and the board believes it to be appropriate and effective. All independent directors are members of the audit and governance and nominating committees. Inclusion of all independent directors in the audit and governance and nominating committees allows all such directors to participate in the full range of the board’s oversight duties, including oversight of risk management processes.

The board of directors elects the officers of Artisan Funds, provided that the chief compliance officer must be approved by a majority of the independent directors. Each officer holds office for one year and until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The board of directors may remove any officer, with or without cause, at any time, provided that a majority of the independent directors must approve the removal of the chief compliance officer.

The names and ages of the directors and officers, the date each first was elected to office, their principal business occupations and other directorships they have held during the last five years in any publicly-traded company or any registered investment company are shown below. There are twelve series of Artisan Funds, all of which are overseen by the board of directors and officers of Artisan Funds.

Name and Age at December 31, 2010	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership

Directors who are not “interested persons” of Artisan Funds:

David A. Erne, 67	Director and Independent Chair of the Board of Directors	Director since 3/27/95; Independent Chair since 2/4/05	Of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI.	Trustee, Northwestern Mutual Life Insurance Company (individual life insurance, disability insurance and annuity company).	Significant board experience; legal training and practice.

Thomas R. Hefty, 63	Director	3/27/95

Retired; from January 2007 to February 2008, President, Kern Family Foundation (private, grant-making organization); until December 2006, of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI; until December 2006, Adjunct Professor, Department of Business and Economics, Ripon College; until December 2002, Chairman of the Board and Chief Executive Officer of Cobalt Corporation (provider of managed care and specialty business services).

				None.	Significant board experience; significant executive experience including past service as the chief executive officer of a public company; legal training and practice; audit committee financial expert.

Jeffrey A. Joerres, 51	Director	8/9/01	Chairman of the Board, President and Chief Executive Officer of Manpower Inc. (non-governmental employment service organization).	Director, Johnson Controls, Inc. (manufacturer of automotive systems and building controls).	Significant board experience; significant executive experience including continuing service as chief executive officer of a public company.

Name and Age at December 31, 2010	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership

Patrick S. Pittard, 65	Director	8/9/01

Distinguished Executive in Residence (teaching position), University of Georgia; until October 2001, Chairman of the Board, President and Chief Executive Officer of Heidrick & Struggles International, Inc. (executive search firm).

				Director, Lincoln National Corporation (insurance and investment management company); former Director, Cbeyond, Inc. (telecommunications company, formerly Cbeyond Communications, Inc.).	Significant board experience; significant executive experience including past service as chief executive officer of a public company.

Howard B. Witt, 70	Director	3/27/95	Retired; until December 2004, Chairman of the Board, President and Chief Executive Officer of Littelfuse, Inc. (manufacturer of advanced circuit protection devices).	Former Director, Franklin Electric Co., Inc. (manufacturer of electric motors).	Significant board experience; significant executive experience including past service as chief executive officer of a public company.

Director who is an “interested person” of Artisan Funds:

Andrew A. Ziegler, 53*	Director	1/5/95	Managing Director of Artisan Partners; until February 2010, President and Chief Executive Officer of Artisan Funds.	None.

Continuing service as the Executive Chairman of Artisan Partners and past services as Chief Executive Officer of Artisan Partners; past services as Chief Executive Officer and President of Artisan Funds; significant board experience; and legal training and practice.

*	Mr. Ziegler is an “interested person” of Artisan Funds, as defined in the 1940 Act, because he is a Managing Director of Artisan Partners and an officer of Artisan Investments GP LLC (the general partner of Artisan Partners). Mr. Ziegler and Carlene M. Ziegler (who are married to each other) control Artisan Partners.

Name and Age at December 31, 2010	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held

Officers:
Eric R. Colson, 41	President and Chief Executive Officer	2/9/2010	Managing Director and Chief Executive Officer of Artisan Partners since January 2010; prior thereto, Managing Director and Chief Operating Officer – Investment Operations of Artisan Partners.	None.

Gregory K. Ramirez, 40	Chief Financial Officer, Vice President and Treasurer	2/8/11

Managing Director and since March 2010, Chief Accounting Officer of Artisan Partners; Assistant Treasurer of Artisan Distributors LLC; until February 2011, Assistant Secretary and Assistant Treasurer of Artisan Funds.

None.

Sarah A. Johnson, 38	General Counsel, Vice President and Secretary	2/8/11	Managing Director (since March 2010) and Associate Counsel of Artisan Partners; until February 2011, Assistant Secretary of Artisan Funds.	None.

Brooke J. Billick, 57	Chief Compliance Officer	8/19/04	Chief Compliance Officer and Associate Counsel of Artisan Partners; Chief Compliance Officer of Artisan Distributors LLC.	None.

Name and Age at December 31, 2010	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held

James S. Hamman, Jr., 41	Vice President and Assistant Secretary	2/8/11	Associate Counsel of Artisan Partners since March 2010; from January 2008 until February 2010, Principal of Elite Investment Partners, LLC; prior thereto, Executive Vice President, General Counsel and Secretary of Calamos Asset Management, Inc.	None.

The business address of the officers and directors affiliated with Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. The addresses of the other directors are: Mr. Joerres – 100 Manpower Place, Milwaukee, Wisconsin 53212; and Mr. Erne, Mr. Hefty, Mr. Pittard and Mr. Witt – c/o Artisan Funds, 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Mr. Joerres is a director of Johnson Controls, Inc. On February 20, 2009, Johnson Controls, Inc. redeemed shares from Artisan Mid Cap Fund, a series of Artisan Funds, representing approximately $39.5 million and Artisan Mid Cap Fund paid the proceeds of that redemption in kind in accordance with Artisan Funds’ redemption in kind procedures. Mr. Joerres may be deemed to have had a material indirect interest in the redemption in kind transaction by virtue of his role as a director of Johnson Controls, Inc. Mr. Joerres is not affiliated with Artisan Partners.

The board of directors has an audit committee and a governance and nominating committee. In addition, the board of directors has appointed a valuation committee, which is comprised of officers of Artisan Funds. The following table identifies the members of those committees and the number of meetings of each committee held during the fiscal year ended September 30, 2010 and the function of each committee:

Committee	Members of Committee	Number of Meetings	Principal Functions of Committee

Audit Committee	David A. Erne Thomas R. Hefty* Jeffrey A. Joerres Patrick S. Pittard Howard B. Witt	4	The audit committee selects the independent auditors; meets with the independent auditors and management to review the scope and the results of the audits of Artisan Funds’ financial statements; confirms the independence of the independent auditors; reviews with the independent auditors and management the effectiveness and adequacy of Artisan Funds’ internal controls; pre-approves the audit and certain non-audit services provided by the independent auditors; and reviews legal and regulatory matters.

Governance and Nominating Committee	David A. Erne Thomas R. Hefty Jeffrey A. Joerres Patrick S. Pittard Howard B. Witt*	3	The governance and nominating committee makes recommendations to the board regarding board committees and committee assignments, the composition of the board, candidates for election as non-interested directors and compensation of directors who are not affiliated persons of Artisan Partners, and oversees the process for evaluating the functioning of the board. Pursuant to procedures and policies adopted under its charter, the governance and nominating committee will consider shareholder recommendations regarding candidates for election as directors.

Valuation Committee	James S. Hamman, Jr.** Shannon K. Jagodinski** Sarah A. Johnson Janet D. Olsen Gregory K. Ramirez Lawrence A. Totsky	96+	The valuation committee is responsible for determining, in accordance with Artisan Funds’ valuation procedures, a fair value for any portfolio security for which no reliable market quotations are available or for which the valuation procedures do not produce a fair value.

*	Chairperson of the committee.
**	Mr. Hamman and Ms. Jagodinski were appointed to the Valuation Committee effective February 8, 2011.
+	The number shown represents the number of valuation actions taken by the committee, not the number of times the committee met.

Shareholders wishing to recommend a candidate for election to the board may do so by: (a) mailing the recommendation in writing to the attention of the secretary of Artisan Funds at 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202; and (b) including in the recommendation: (i) the class or series and number of all shares of any Artisan Fund owned beneficially or of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially; (ii) a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other public companies, identifying any other registered investment companies), current employment, date of birth, business and residence addresses, and the names and addresses of at least three professional references; (iii) information as to whether the candidate is or may be an “interested person” (as such term is defined in the 1940 Act) of Artisan Funds, Artisan Partners or Artisan Distributors LLC (“Distributors”), and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for Artisan Funds to make such determination; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as a director of Artisan Funds, if elected; (v) a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made, and if none, a statement to that effect; (vi) the class or series and number of all shares of each Artisan Fund owned of record or beneficially by the candidate, as reported by the candidate; and (vii) any other information that would be helpful to the committee in evaluating the candidate. The committee also may require the nominating shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information submitted in the recommendation or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a director of Artisan Funds, and if the nominating shareholder fails to provide such other information in writing within seven days of receipt of a written request from the committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the committee will not be required to consider such candidate. The committee will consider only those shareholder recommendations that follow the procedures outlined above. Recommendations for candidates as directors of Artisan Funds will be evaluated, among other things, in light of whether the number of directors is expected to change and whether the directors expect any vacancies. The committee need not consider any shareholder recommendation received fewer than 90 days before the date of an anticipated nomination. When the committee is not actively recruiting new directors, shareholder recommendations will be kept on file for two years after receipt of the shareholder recommendation. A shareholder recommendation considered by the committee in connection with the committee’s nomination of any candidate(s) for appointment or election as an independent director need not be considered again by the committee in connection with any subsequent nomination(s).

As of April 1, 2011, the compensation paid to the directors of Artisan Funds who are not affiliated persons of Artisan Partners for their services as such is based on an annual fee of $200,000, payable quarterly, subject to an additional increase of $10,000 upon commencement of operations of any new series of Artisan Funds. (Prior to April 1, 2011, each director who was not an affiliated person of Artisan Partners received an annual retainer of $180,000.) In addition, the independent chair of the board of directors receives an additional $60,000 annually, payable quarterly, and the chairs of the Audit Committee and the Governance and Nominating Committee each receive an additional $30,000 annually, payable quarterly. If more than five in-person meetings are held in a calendar year, the board of directors may, at its discretion, pay each director an additional meeting attendance fee. Otherwise, no per meeting fees are paid.

Compensation is paid only to directors who are not affiliated persons of Artisan Partners and is allocated among the series of Artisan Funds in accordance with a procedure determined from time to time by the board. Artisan Funds has no retirement or pension plan.

Artisan Funds has a deferred compensation plan (the “Plan”) that permits any director who is not an affiliated person of Artisan Partners to elect to defer receipt of all or a portion of his or her compensation as a director for two or more years. The deferred compensation of a participating director is credited to a book entry account of Artisan Funds on the date that such compensation otherwise would have been paid to the director. The value of the director’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more series of Artisan Funds as designated by the participating director. At the time for commencing distributions from a director’s deferral account, which is no later than when the director ceases to be a member of the board of directors, the director may elect to receive distributions in a lump sum or over a period of five years. Each Artisan Fund’s obligation to make distributions under the Plan is a general obligation of that Fund. No Artisan Fund will be liable for any other Artisan Fund’s obligations to make distributions under the Plan.

The following table sets forth the aggregate compensation paid by the Fund and total compensation paid by the Artisan Funds complex to each director.

Name of Director	Compensation from the Fund[1]	Total Compensation from the Fund Complex Paid to Directors[2]

Andrew A. Ziegler	$ 0	$ 0

David A. Erne	$1,417	$235,709

Thomas R. Hefty	$1,236	$205,618

Jeffrey A. Joerres	$1,055	$175,527[3]

Patrick S. Pittard	$1,055	$175,527

Howard B. Witt	$1,236	$205,618
[1]	The compensation presented in this column is the compensation paid by the Fund for the fiscal year ended September 30, 2010.
[2]

The compensation presented in this column is an aggregate of the compensation paid by each series of Artisan Funds during the fiscal year ended September 30, 2010, except Artisan Global Equity Fund, which commenced operations in March 2010. The amount included for Artisan Global Equity Fund is an estimate of the amount to be paid for the fiscal year ending September 30, 2011.

[3]

This amount includes compensation deferred at the election of Mr. Joerres under Artisan Funds’ deferred compensation plan. As of September 30, 2010, the value of Mr. Joerres’ deferred compensation account was $824,383.

As of the date of this SAI, no officer or director of Artisan Funds beneficially owned (within the meaning of that term as defined in Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”)) any Institutional Shares of the Fund. As of [            ], 2011, the officers and directors of Artisan Funds as a group owned beneficially [    %] of the outstanding Investor Shares of the Fund.

The following table illustrates the dollar range of shares of the Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) by each director as of December 31, 2010. The dollar range for the securities represented in the table was determined using the NAV of a share of the Fund as of the close of business on December 31, 2010.

Fund	Directors who are not interested persons of Artisan Funds					Director who is an “interested person” of Artisan Funds

	David A. Erne	Thomas R. Hefty	Jeffrey A. Joerres	Patrick S. Pittard	Howard B. Witt	Andrew A. Ziegler

Growth Opportunities Fund*	None	None	None	None	Over $100,000	Over $100,000

Aggregate Artisan Funds Complex	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
*	Reflects beneficial ownership of Investor Shares of the Fund.

No independent director of Artisan Funds owns beneficially or of record any security of Artisan Partners or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Artisan Partners.

Portfolio Managers

Andrew C. Stephens and James D. Hamel are portfolio co-managers, and Matthew H. Kamm and Jason L. White are associate portfolio managers, for the Fund.

The portfolio managers also have responsibility for the day-to-day management of accounts other than the Fund, including separate accounts and unregistered funds. Fees earned by Artisan Partners may vary among these accounts and the portfolio managers may personally invest in some but not all of those accounts. Information regarding those other accounts is set forth in the tables below.5

Number of Other Accounts Managed and Assets by Account Type as of September 30, 2010

Portfolio Manager(s)	Registered Investment Companies (other than the Fund)	Other Pooled Investment Vehicles	Other Accounts

James D. Hamel Andrew C. Stephens Matthew H. Kamm	Accounts: 2 Assets: $5,197,740,174[1]	Accounts: 2 Assets: $1,064,296,689[2]	Accounts: 42 Assets: $3,960,368,311[3]

[1]

These accounts are Artisan Mid Cap Fund and Artisan Small Cap Fund, which are also managed by Messrs. Hamel, Stephens and Kamm and had assets of $4,871,812,835 and $325,927,339, respectively, as of September 30, 2010.

[2]

This includes a separate account in Artisan Partners U.S. mid-cap growth strategy and a separate account in Artisan Partners U.S. small-cap growth strategy, which are also managed by Messrs. Hamel, Stephens and Kamm.

[3]

This includes 34 separate accounts in Artisan Partners U.S. mid-cap growth strategy and 8 separate accounts in Artisan Partners U.S. small-cap growth strategy, which are also managed by Messrs. Hamel, Stephens and Kamm.

[5]	Each portfolio manager may invest for his or her own benefit in securities held in brokerage and mutual fund accounts. The information shown in the tables does not include information about those accounts where the portfolio manager or members of his or her family have a beneficial or pecuniary interest because no advisory relationship exists with Artisan Partners or any of its affiliates.

Number of Other Accounts Managed and Assets by Account Type as of December 31, 2010[1]

Portfolio Manager	Registered Investment Companies (other than the Fund)	Other Pooled Investment Vehicles	Other Accounts

Jason L. White	Accounts: 2 Assets: $6,016,911,316[2]	Accounts: 2 Assets: $1,210,344,427[3]	Accounts: 40 Assets: $4,253,441,117[4]

[1]

This information is presented as if Mr. White had been appointed an associate portfolio manager of the Fund as of December 31, 2010, rather than on January 28, 2011, the effective date of such appointment.

[2]	These accounts are Artisan Mid Cap Fund and Artisan Small Cap Fund, which are also managed by Mr. White.
[3]	This includes a separate account in Artisan Partners’ U.S. mid-cap growth strategy and a separate account in Artisan Partners’ U.S. small-cap growth strategy, which are also managed by Mr. White.
[4]	This includes 34 separate accounts in Artisan Partners’ U.S. mid-cap growth strategy and six separate accounts in Artisan Partners’ U.S. small-cap growth strategy, which are also managed by Mr. White.

The advisory fees received by Artisan Partners in connection with the management of the Fund and the accounts identified in the tables above are not based on the performance of the Fund or such accounts.

Artisan Partners’ portfolio managers are compensated through a fixed base salary and a subjectively determined incentive bonus that is a portion of a bonus pool, the aggregate amount of which is tied to Artisan Partners’ fee revenues generated by all accounts included within the manager’s investment strategy, including the Fund. Portfolio managers are not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan Partners based on assets under management. Artisan Partners bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because Artisan Partners believes this method aligns portfolio managers’ interests more closely with the long-term interests of clients and Fund shareholders. Artisan Partners’ portfolio managers also participate in group life, health, medical reimbursement, and retirement plans that are generally available to all of Artisan Partners’ salaried employees. All of Artisan Partners’ senior professionals, including portfolio managers, have or are expected to have over a reasonable time, limited partnership interests in Artisan Partners Holdings LP.

At September 30, 2010 (unless otherwise indicated), the Fund’s portfolio managers beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the Fund having values within the indicated dollar ranges.

Portfolio Manager	Ownership[1]
James D. Hamel	Over $ 1million
Andrew C. Stephens	Over $ 1million
Matthew H. Kamm	$100,001 - $500,000
Jason L. White	$10,001-$50,000
[1]	The beneficial ownership shown reflects ownership of Investor Shares of the Fund.

[2]	Effective January 28, 2011, Mr. White was named associate portfolio manager of the Fund. The information shown in the table with respect to Mr. White’s beneficial ownership of the Fund is as of
December 31, 2010.

Potential Conflicts of Interest

There are a number of ways in which the interests of Artisan Partners, its portfolio managers and its other personnel might conflict with the interests of the Fund and its shareholders, including:

Sharing of Personnel, Services, Research and Advice Among Clients. Because all client accounts within each strategy, including the Fund’s accounts, are managed similarly, substantially all of the research and portfolio management activities conducted by the investment teams benefit all clients within the particular strategy. Artisan Partners’ administrative and operational personnel divide their time among services to Artisan Funds and other client accounts. Although at certain times Artisan Partners’ employees, including senior management, devote a significant amount of time to servicing other client accounts, in general, Artisan Partners performs significant duties for Artisan Funds that it does not perform for other clients. As a result, there are several employees who devote all or substantially all of their time to Artisan Funds and there are times when very significant portions of the time of senior management is devoted to Artisan Funds.

Restrictions on Activities. Artisan Partners generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner. Therefore, client-imposed restrictions placed on one or more client accounts may impact the manner in which Artisan Partners invests on behalf of all of its client accounts. For example, if most of a particular strategy’s clients prohibit investing in derivatives, Artisan Partners likely would not invest in derivatives for the Fund even if the Fund’s guidelines would allow it to invest in derivatives.

To prevent the potentially negative impact that the actions by one client account or multiple client accounts may have on the manner in which Artisan Partners invests on behalf of all of its client accounts, Artisan Partners generally does not accept accounts subject to restrictions that Artisan Partners believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts.

Investments in Issuers with Business Relationships with Artisan Partners. From time to time, clients in a particular investment strategy, including the Fund, may invest in a security issued by a company, or an affiliate of a company, that is also a client of or has another business relationship with Artisan Partners or its affiliates. Likewise, clients in a particular investment strategy may invest in a security issued by a company, a director or officer of which is also a director of Artisan Funds. Artisan Partners has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable transaction in a client account if Artisan Partners believes that it is or may be in possession of material non-public information regarding the security that would be the subject of that transaction.

Artisan Partners may allow its personnel to serve as a director of a public company. Because of the heightened risk of misuse, or allegations of misuse, of material non-public information, Artisan Partners does not permit investment by client accounts or persons covered by Artisan Partners’ Code of Ethics in securities of any issuer of which an Artisan Partners staff member is a director, except that such staff member may purchase and sell that company’s securities for his or her own account or for the account of his or her immediate family members. This prohibition may foreclose investment opportunities that would be available to the Fund if the staff member were not a director.

Management Services Provided to or Business Relationships with Artisan Funds’ Service Providers. Artisan Partners may provide separate account management services to or have other business relationships with entities that are, or affiliates of which are, service providers to Artisan Funds. In every case, the compensation paid by Artisan Funds for services received is the same as or consistent with the compensation paid to comparable service providers that have no relationship with Artisan Partners or its affiliates. Also, the compensation received by Artisan Partners for its advisory services is consistent with the fees received by Artisan Partners from clients that have no relationship with Artisan Funds and fees paid by Artisan Partners for services received is the same as or consistent with the fees paid to comparable service providers that have no relationship with Artisan Funds.

Allocation of Portfolio Transactions Among Clients. Artisan Partners seeks to treat all of its clients fairly when allocating investment opportunities among clients. Because Artisan Partners’ investment teams generally try to keep all client portfolios in that strategy invested in the same securities with approximately the same weightings (with exceptions for client-imposed restrictions and limitations), most orders placed by Artisan Partners’ investment teams ask that a position be established or a security bought or sold to achieve a designated weighting, expressed as a percentage of the value of the portfolio. The trader(s) for that strategy generally have the authority and the responsibility for determining the number of shares required to be bought or sold in each account to achieve that outcome. To execute an investment team’s order, the trader for that strategy usually places a single order across all participating accounts, except in certain markets where aggregated trades are not permitted or due to a client specific restriction or instruction. The trader also strives to use a single broker for execution of a given trade on any given day to manage transaction costs; however, with increasing fragmentation of securities markets and dispersion of sources of liquidity, the trader may use more than one broker. All participating accounts, including the Fund, then share (generally pro rata subject to minimum order size requirements) in the aggregated transaction, paying the same price and commission rate.

Because it is generally not known in advance how many shares will be received in most underwritten offerings, including initial public offerings, shares are allocated to client accounts after receipt. The shares are allocated among all of the accounts (i) eligible to purchase the security and with cash available to do so, and (ii) with respect to which the investment team has given an indication of interest, pro rata with reference to asset size and subject to minimum order size requirements. Artisan Partners’ proprietary accounts, which are discussed below, are not permitted to invest in underwritten offerings.

There also may be instances where a particular security is held by more than one investment strategy (“cross holdings”) due to the overlap of their investment universes. For example, the capitalization ranges of some strategies overlap or a security may at times be of interest to both Artisan Partners’ growth and value, or Artisan Partners’ U.S. and non-U.S. teams. “Same way” transactions (that is, all buys or all sells) in a security held by more than one strategy are generally aggregated across all participating accounts. On occasion, the portfolio manager of one strategy may impose a price limit or some other differing instruction and so may decide not to participate in the aggregated order. In those cases, a trader works both trades in the market at the same time, subject to the requirements of the written trade processing procedures. When orders for a trade in a security are opposite to one another (that is, one portfolio is buying a security, while another is selling the security) and the trader receives a buy order while a sell order is pending (or vice versa), the traders will contact each portfolio manager involved to determine if either portfolio manager wishes to withdraw or modify his or her order. If both orders remain unmodified, the traders may proceed to work those orders in the markets, so long as the traders follow written trade processing procedures.

The procedures for aggregating portfolio transactions and allocating them among clients are reviewed regularly by Artisan Partners and are included in Artisan Funds’ compliance program.

Soft Dollars and Commission Recapture. As an investment adviser, Artisan Partners has an obligation to seek best execution for clients – that is, execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of Artisan Partners’ investment decisions for the benefit of its clients. Subject to Artisan Partners’ duty to seek best execution, selection of brokers is affected by Artisan Partners’ receipt of research services.

Client commissions are used (i) to acquire third party research, including the eligible portion of certain “mixed use” research products, and (ii) for proprietary research provided by brokers participating in the execution process, including access to the brokers’ traders and analysts, access to conferences and company managements, and the provision of market information.

When Artisan Partners receives research products and services in return for client brokerage, it relieves Artisan Partners of the expense it would otherwise bear of paying for those items with its own funds, which may provide an incentive to select a particular broker or dealer or electronic communication network (“ECN”) that will provide it with research products or services. However, Artisan Partners chooses those brokers or dealers it believes are best able to provide the best combination of net price and execution in each transaction.

Artisan Partners uses client brokerage from accounts managed by an investment team for research used by that team. Because virtually all orders are aggregated across all accounts in a strategy for execution by a single broker, all participating accounts, including the applicable Artisan Fund, generally will pay the same commission rate for trades and will share pro rata in the costs for the research, except for certain governmental clients that are subject to legal restrictions on the use of their commissions to pay for third-party research products and services (in which case Artisan Partners pays for such products and services from its own funds).

A number of Artisan Partners’ clients, including the Fund, participate in commission recapture arrangements, pursuant to which Artisan Partners is directed to use or otherwise cause commissions to be paid to one or more of a client’s designated commission recapture brokers subject to Artisan Partners’ duty to seek best execution. Those client directions generally require that Artisan Partners execute transactions generating a target percentage of commissions paid by the client’s account with one or more of the client’s recapture brokers. Artisan Partners tries to provide equitable opportunities to recapture commissions to all participating clients in each of the firm’s investment strategies (subject to differences that may arise as a result of cash flows into or out of an account). Progress toward those commission recapture goals is monitored on an on-going basis by Artisan Partners. Largely driven by developments in brokerage commission reporting in the U.K. and similar regulatory initiatives in other markets, as well as continued downward pressure on commission rates, most of the largest brokers or dealers have stopped facilitating commission recapture on transactions outside the U.S. As a result, commissions in non-U.S. transactions are rarely able to be recaptured.

Artisan Partners has adopted written procedures with respect to soft dollars and commission recapture, which are included in Artisan Funds’ compliance procedures.

Proprietary and Personal Investments and Code of Ethics. Artisan Partners’ proprietary investments and personal investments by Artisan Partners’ employees also may present potential conflicts of interest with Artisan Partners’ clients, including the Fund. Artisan Partners from time to time uses a proprietary account to evaluate the viability of an investment strategy or bridge what would otherwise be a gap in a performance track record. Other proprietary or similar accounts, that may exist from time to time are, in general, treated like client accounts for purposes of allocation of investment opportunities. To the extent there is overlap between the investments of one or more proprietary accounts and the accounts of Artisan Partners’ clients, all portfolio transactions are aggregated and allocated pro rata among participating accounts, including the proprietary and other accounts. As of September 30, 2010, Artisan Partners did not have any such proprietary accounts.

Personal transactions are subject to the Artisan Partners Code of Ethics, which generally provides that employees of Artisan Partners may not take personal advantage of any information that they may have concerning Artisan Partners’ current investment program. The Code of Ethics requires pre-approval of most personal securities transactions believed to present potentially meaningful risk of conflict of interest (including acquisitions of securities as part of an initial public offering or private placement) and generally prohibits personnel from profiting from the purchase and sale, or sale and purchase, of the same (or equivalent) securities within sixty days.6 In addition, the Code of Ethics requires reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with the compliance department quarterly or more frequently. Those reports are reviewed for conflicts, or potential conflicts, with client transactions.

The Code of Ethics prohibits the purchase and sale of securities to and from client accounts. The Code of Ethics also contains policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan Partners’ clients.

[6]	Certain transactions, including trading of mutual funds for which Artisan Partners acts as adviser or sub-adviser, are excluded from the short-term trading limitation. Trading in mutual fund shares is excluded from that prohibition because funds, including the Fund, typically have their own policies and procedures related to short-term trading activity.

Proxy Voting. An adviser may have potential conflicts of interest arising from its voting of proxies relating to portfolio securities, as described in greater detail under the heading “Proxy Voting” below.

Fees. Like the fees Artisan Partners receives from the Fund, the fees Artisan Partners receives as compensation from other client accounts are typically calculated as a percentage of the client’s assets under management. However, Artisan Partners may, under certain circumstances, negotiate performance-based fee arrangements. Performance-based fee arrangements are negotiated with clients on a case-by-case basis and may include, among other types of arrangements, fulcrum fee arrangements (in which the fee is based on actual Artisan Partners’ performance against an agreed upon benchmark), a fee based upon appreciation of assets under management for the client or a fee based upon the amount of gain in an account. As of September 30, 2010, Artisan Partners had five separate accounts with performance-based fees, none of which were managed in the growth opportunities strategy. Although Artisan Partners may have an incentive to manage the assets of accounts with performance–based fees differently from its other accounts, the firm believes that potential conflict is effectively controlled by Artisan Partners’ procedures to manage all clients within a particular strategy similarly regardless of fee structure.

Control Persons and Principal Shareholders

The only persons known by Artisan Funds to own of record or beneficially 5% or more of the outstanding shares of the Fund as of [            ], 2011 were:

Name and Address	Percentage of Outstanding Institutional Shares Held	Percentage of Outstanding Investor Shares Held
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

Investment Advisory Services

Artisan Partners provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement dated May 15, 2008 (the “Advisory Agreement”) and is responsible for management of the Fund’s investment portfolios and for overall management of the Fund’s business and affairs. Artisan Partners is a Delaware limited partnership, founded in March 2009, that succeeded to the investment management business of Artisan Partners Holdings LP during 2009. Artisan Partners Holdings LP was founded in December 1994 and began providing investment management services in March 1995. Artisan Partners is managed by its general partner, Artisan Investments GP LLC, a Delaware limited liability company wholly-owned by Artisan Partners Holdings LP. Artisan Partners Holdings LP is a limited partnership organized under the laws of Delaware whose sole general partner is Artisan Investment Corporation, a Wisconsin corporation controlled by Andrew and Carlene Ziegler.

The principal address of Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. Artisan Partners also has offices at 777 E. Wisconsin Avenue, Suite 1200, Milwaukee, Wisconsin 53202; 100 Pine Street, Suite 2950, San Francisco, California 94111; One Maritime Plaza, Suite 1450, San Francisco, California 94111; Five Concourse Parkway NE, Suite 2200, Atlanta, Georgia 30328; 1350 Avenue of the Americas, Suite 3005, New York, New York 10019; and 800 Delaware Avenue, Suite 800, Wilmington, Delaware 19801.

The Advisory Agreement for the Fund may be continued from year to year only so long as the continuance is approved annually (a) by the vote of a majority of the directors of Artisan Funds who are not “interested persons” of Artisan Funds or Artisan Partners cast in person at a meeting called for the purpose of voting on such approval and (b) by the board of directors or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Advisory Agreement provides that Artisan Partners shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with investment advisory or portfolio services under the agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of Artisan Partners in the performance of its duties or from reckless disregard by Artisan Partners of its obligations and duties under the Advisory Agreement. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). A discussion regarding the basis for the board of directors’ decision to approve the renewal of the Advisory Agreement is available in the Fund’s Investor Shares semiannual report to shareholders for the most recent six months ended March 31. You may obtain a copy of the Fund’s most recent annual or semiannual reports, without charge, upon request to the Fund.

In return for its services, the Fund pays Artisan Partners a monthly fee at an annual rate of 0.900% of the Fund’s average daily net assets up to $1 billion; 0.875% of average daily net assets from $1 billion up to $4 billion; 0.850% of average daily net assets from $4 billion up to $8 billion; 0.825% of average daily net assets from $8 billion up to $12 billion; and 0.800% of average daily net assets over $12 billion. Artisan Partners has contractually agreed to reimburse the Fund for any ordinary operating expenses in excess of 1.50% of average daily net assets. This contract continues through February 1, 2012, at which time Artisan Partners will determine whether to renew, revise or discontinue it.

The investment advisory fees paid by the Fund, except as otherwise noted, for the fiscal years ended September 30, 2010, September 30, 2009 and September 30, 2008 were as follows:

Fiscal Year Ended September 30, 2010	Fiscal Year Ended September 30, 2009	Fiscal Year Ended September 30, 2008

$ 529,381[1]	$167,057	$989
[1]

This amount does not reflect the advisory fees waived by Artisan Partners. If advisory fee waivers were reflected, the net advisory fees paid by the Fund would have been $506,547, $30,555 and $0 for the fiscal years ended September 30, 2010, September 30, 2009 and September 30, 2008, respectively.

Code of Ethics

The 1940 Act and rules thereunder require that Artisan Funds, Artisan Partners and Distributors establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of Artisan Funds might take advantage of that knowledge for their own benefit. Artisan Funds, Artisan Partners and Distributors have adopted a Code of Ethics to meet those concerns and legal requirements. The Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of Artisan Funds from engaging in personal securities investing, but regulates such personal securities investing by these employees as a part of the effort by Artisan Funds, Artisan Partners and Distributors to detect and prevent conflicts of interest.

Distributor

Shares of the Fund are offered for sale by Distributors on a continuous basis without any sales commissions, 12b-1 fees, or other charges to the Fund or its shareholders pursuant to a Distribution Agreement between Artisan Funds and Distributors. Distributors is wholly-owned by Artisan Partners Holdings LP. All distribution expenses relating to the Fund are paid by Artisan Partners, including the payment or reimbursement of any expenses incurred by Distributors. The Distribution Agreement will continue in effect from year to year provided such continuance is approved annually (i) by a majority of the directors or by a majority of the outstanding voting securities of the Fund and (ii) by a majority of the directors who are not parties to the Agreement or interested persons of any such party.

Artisan Funds pays all expenses in connection with registration of its shares with the U.S. Securities and Exchange Commission (“SEC”) and any auditing and filing fees required in compliance with various state securities laws. Distributors or Artisan Partners bear all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes by Distributors. Distributors offers the Fund’s shares only on a best efforts basis. Distributors’ principal office is located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Portfolio Transactions

Artisan Partners places the orders for the purchase and sale of the Fund’s portfolio securities. Artisan Partners’ primary objective in effecting portfolio transactions is to obtain the best combination of net price and execution under the circumstances. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other subjective factors also may enter into the decision. These include: Artisan Partners’ knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; the execution, clearance and settlement capabilities of the broker or dealer selected, including its flexibility in completing step-out transactions; and others that are considered; Artisan Partners’ knowledge of the financial stability and operational capability of the broker or dealer selected; whether executing the trade through an ECN can provide a better combination of net price and execution; and Artisan Partners’ knowledge of actual or apparent operational problems of any broker or dealer are considered. To the extent more than one broker is considered capable of providing best execution, based on the factors listed above, Artisan Partners may take into account whether the broker provides the firm with research products or services, and the value of such products or services. Recognizing the value of those factors, Artisan Partners may cause the Fund to pay a brokerage commission in excess of that which another broker or dealer might have charged for effecting the same transaction.

Artisan Partners maintains and periodically updates a list of approved brokers and dealers that, in Artisan Partners’ judgment, generally are able to provide best net price and execution after taking into consideration the factors noted above. Evaluations of the services provided by brokers or dealers, including the reasonableness of brokerage commissions based on the foregoing factors, are made on an ongoing basis by Artisan Partners’ staff while effecting portfolio transactions and periodically by Artisan Partners’ brokerage committee, and reports are made annually to Artisan Funds’ board of directors. As a matter of policy, Artisan Funds and Artisan Partners do not compensate a broker or dealer for any promotion or sale of Artisan Funds’ shares by directing to the broker or dealer (i) securities transactions for an Artisan Funds portfolio; or (ii) any remuneration, including but not limited to any commission, mark-up, mark-down or other fee (or portion thereof) received or to be received from Artisan Funds’ portfolio transactions effected through any other broker (including a government securities broker) or dealer (including a municipal securities dealer or a government securities dealer). Artisan Partners and Artisan Funds have adopted policies and procedures that are reasonably designed to prevent: (1) the persons responsible for selecting brokers or dealers to effect transactions in portfolio securities (for example, trading desk personnel) from taking into account, in making those decisions, brokers’ or dealers’ promotional or sales efforts on behalf of Artisan Funds; and (2) Artisan Funds, Artisan Partners and Distributors from entering into any agreement or other understanding under which they direct or are expected to direct brokerage transactions or revenue generated by those transactions to a broker or dealer to pay for distribution of the Fund’s shares. As part of such policies and procedures, Artisan Partners’ staff conducts periodic testing to determine if any significant correlation exists between sales of the Fund’s shares by a broker and the direction of brokerage transactions on behalf of Artisan Funds’ portfolios to that broker (or an affiliate).

A small portion, if any, of the brokerage commissions generated by the Fund may be directed to a broker in a commission recapture arrangement. Pursuant to those arrangements, the participating broker repays a portion of the commissions it receives, in cash, to the Fund. The cash rebates are made directly to the Fund and are included in net realized gain or loss on investments in the Fund’s Statement of Operations in the Fund’s annual and semiannual reports to shareholders.

When selecting a broker or dealer or an ECN for a particular transaction, Artisan Partners may consider, among other factors, the value of research products or services furnished to Artisan Partners and its affiliates by those organizations. The types of research products and services received include: research reports, subscriptions to financial publications and research compilations; investment ideas; access to the brokers’ or dealers’ traders and analysts; access to conferences; access to managements of companies with which brokers or dealers have relationships; research-oriented computer software and services; compilations of securities prices, earnings, dividends and similar data; quotation services; and services related to economic and other consulting services. When Artisan Partners or its affiliates receive these items in return for client brokerage, it relieves such entity of the expense it would otherwise bear of paying for those items with its own funds, which may provide an incentive to select a particular broker or dealer or ECN that will provide it or its affiliates with research products or services.

However, Artisan Partners chooses those brokers or dealers it believes are best able to provide the best combination of net price and execution in each transaction.

In some instances, Artisan Partners may have an agreement or understanding with a broker or dealer or ECN that Artisan Partners will direct brokerage transactions to that broker or dealer or ECN generating not less than a stated dollar amount of commissions. In those instances, the obligations of Artisan Partners pursuant to that agreement or understanding may, in some transactions, be an important or determining factor in the selection of a broker or dealer or ECN, even if another broker or dealer or ECN might execute the same transaction on comparable terms. Artisan Partners enters into such an agreement with a broker or dealer only if, in the judgment of Artisan Partners, the benefits to clients, including the Fund, of the research products and/or services provided outweigh any potential disadvantages to clients. In other instances, Artisan Partners may have no agreement or understanding with a broker or dealer that provides research. Artisan Partners identifies those brokers or dealers that have provided it with research products or services and the value of the research products or services they provided. Artisan Partners directs commissions generated by its clients’ accounts in the aggregate to those brokers or dealers to ensure the continued receipt of research products and services Artisan Partners believes are useful.

In some instances, Artisan Partners may receive from a broker or dealer a product or service that is used for investment research and for administrative, marketing or other non-research purposes. In those cases, Artisan Partners makes a good faith effort to determine the proportion of such products or services that may be considered used for investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by Artisan Partners through brokerage commissions generated by client transactions. Artisan Partners pays the portion of the costs attributable to non-research usage of those products or services from its own funds.

Artisan Partners may use research products or services provided by brokers or dealers or ECNs in servicing Artisan Partners’ accounts (if any) and the accounts of any or all of its affiliates’ clients, including the Fund, managed by the investment team(s) that use the research products or services. Artisan Partners may use step-outs to direct commissions to a broker or dealer that has provided research services to Artisan Partners or its affiliates and provides clearing and settlement services in connection with a transaction.

The research products and services received by Artisan Partners or its affiliates include both third-party research (in which the broker or dealer provides research products or services prepared by a third party) and proprietary research (in which the research products or services provided are prepared by the broker or dealer providing them). Artisan Partners or its affiliates use only a limited percentage of its client brokerage dollars for soft dollar commitments for third-party research, but uses a greater percentage to acquire proprietary research.

Artisan Partners’ and its affiliates’ use of client brokerage to acquire research products and services is intended to qualify for the safe harbor provided by Section 28(e) of the 1934 Act and may involve payment of agency commissions, compensation on certain riskless principal transactions, and any other securities transactions the compensation on which qualifies for safe harbor treatment.

The following table shows the aggregate brokerage commissions (excluding the gross underwriting spread on securities purchased in initial public offerings) paid by the Fund during the periods indicated. All amounts are rounded to the nearest dollar.

Fiscal Year Ended September 30, 2010	Fiscal Year Ended September 30, 2009	Fiscal Year Ended September 30, 2008

$ 88,629	$ 52,603	$ 3,743[1]
[1]	For the period from the Fund’s inception on September 22, 2008.

The following table shows the brokerage commissions paid by the Fund to brokers who furnished research services (including proprietary or “bundled” research services) to the Fund or Artisan Partners or its affiliates, and the aggregate price paid or received for shares purchased or sold in connection with those transactions, during the fiscal year ended September 30, 2010.

Fiscal Year Ended September 30, 2010
Commissions Paid for Research	Related Aggregate Share Price Paid/Received
$ 56,148	$40,564,155

During the fiscal year ended September 30, 2010, the Fund acquired securities of one of the Fund’s regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent entities. The following table lists the name of that broker or dealer and the value of the Fund’s aggregate holdings of the securities of that party as of September 30, 2010.

Broker or Dealer	Aggregate Value of Securities Held Fiscal Year Ended September 30, 2010
JPMorgan Chase & Co.	$ 634,817

Proxy Voting

The Fund has delegated responsibility for proxy voting to Artisan Partners. Artisan Partners votes proxies solicited by or with respect to the issuers of securities held by the Fund. When Artisan Partners votes the Fund’s proxy with respect to a specific issuer, the Fund’s economic interest as a shareholder of that issuer is Artisan Partners’ primary consideration in determining how the proxy should be voted. Artisan Partners generally does not take into account interests of other stakeholders of the issuer or interests the Fund may have in other capacities.

When making proxy voting decisions, Artisan Partners generally adheres to proxy voting guidelines that set forth Artisan Partners’ proxy voting positions on recurring issues and criteria for addressing non-recurring issues. Artisan Partners believes the guidelines, if followed, generally will result in the casting of votes in the economic best interests of the Fund as a shareholder. The guidelines are based on Artisan Partners’ own research and analyses and the research and analyses provided by the proxy administration and research services engaged by Artisan Partners. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Artisan Partners votes contrary to its general guidelines. In addition, due to the varying regulations, customs and practices of non-U.S. countries, Artisan Partners may vote contrary to its general guidelines in circumstances where it believes its guidelines would result in a vote inconsistent with local regulations, customs or practices.

In the following circumstances Artisan Partners may not vote the Fund’s proxy:

•

Artisan Partners has concluded that voting would have no identifiable economic benefit to the Fund as a shareholder, such as when the security is no longer held in the Fund’s portfolio or when the value of the portfolio holding is indeterminable or insignificant.

•

Artisan Partners has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates (“share blocking”). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or contradictory. For example, the Fund’s custodian may effectively restrict transactions even in circumstances in which Artisan Partners believes that share blocking is not required by law. Artisan Partners relies on the custodian and on its proxy service provider to identify share blocking jurisdictions. To the extent such information is wrong, Artisan Partners could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial transaction.

•

The Fund, in conjunction with its custodian, has not fulfilled all administrative requirements for voting proxies in foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the Fund’s local sub-custodian.

•

The Fund, as of the record date, has loaned the securities to which the proxy relates and Artisan Partners has concluded that it is not in the best interest of the Fund to recall the loan or the Fund is unable to recall the loan in order to vote the securities.

•	The Fund so directs Artisan Partners.

Artisan Partners has engaged a primary proxy service provider to (i) make recommendations to Artisan Partners of proxy voting policies for adoption by Artisan Partners; (ii) perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by Artisan Partners and delivering those proxies; (iv) retain proxy voting records and information; and (v) report to Artisan Partners on its activities. The primary proxy service provider does not have the authority to vote proxies except in accordance with standing or specific instructions given to it by Artisan Partners. Artisan Partners retains final authority and fiduciary responsibility for the voting of proxies. In addition to the primary proxy service provider, Artisan Partners has engaged a second proxy service provider to perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited, and may engage one or more additional providers from time to time. In some instances for non-U.S. companies, there may be little or no information available on matters to be voted on. In those circumstances, Artisan Partners generally follows the recommendation of its primary proxy service provider.

Artisan Partners’ proxy voting committee oversees the proxy voting process, reviews the proxy voting policy at least annually, develops the guidelines and grants authority to proxy administrators (certain Artisan Partners employees, or such other persons as may be designated by the proxy voting committee) to vote proxies in accordance with the guidelines and otherwise performs administrative services relating to proxy voting. The proxy voting committee also makes determinations as to the votes to be cast with respect to each matter (a) for which the guidelines do not specify a particular vote and an investment team recommends a vote inconsistent with the vote recommended by Artisan Partners’ primary proxy service provider, and/or (b) for which an investment team recommends a vote that is not consistent with the guidelines. None of the members of the proxy voting committee is responsible for servicing other existing Artisan Partners’ clients or soliciting new clients for Artisan Partners.

Artisan Partners or its affiliate may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on the Fund’s behalf. Artisan Partners will be deemed to have a potential conflict voting proxies of an issuer if: (i) Artisan Partners or its affiliate manages assets for the issuer or an affiliate of the issuer and also recommends that the Fund invests in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Funds or an employee of Artisan Partners or its affiliate; (iii) Artisan Partners or its affiliate is actively soliciting that issuer or an affiliate of the issuer as a client and the employees who recommend, review or authorize a vote have actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with an employee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners or its affiliate, or an employee of either of them, exists that may be affected by the outcome of the proxy vote and that is deemed to represent an actual or potential conflict for the purposes of the proxy voting policy.

Artisan Partners maintains a list of issuers with whom it believes it has a potential conflict voting proxies (the “Identified Issuers”), and provides such list to each proxy administrator, who refers all votes for Identified Issuers to a member of the proxy voting committee. Based on the information provided by the proxy administrator and such other information as the proxy voting committee may request, the proxy voting committee member conducts an independent review of the proposed vote. If that member of the proxy voting committee has a material relationship with or has an immediate family member with a material relationship with the Identified Issuer, such person shall recuse himself or herself from the review of the vote and identify another member of the proxy voting committee without any such relationship with the Identified Issuer to conduct the review.

Artisan Partners’ proxy voting guidelines should, in most cases, adequately address possible conflicts of interest since those guidelines are pre-determined. However, the proxy voting committee member may instruct the proxy administrator to vote proxies in accordance with the recommendations of the secondary proxy service provider, provided that the secondary proxy service provider provides research and analysis with respect to the issuer in question and the proxy voting committee has reason to believe the secondary proxy service provider is independent of such issuer. Such belief may be based upon a written certification provided to Artisan Partners by the secondary proxy service provider or any other source the proxy voting committee deems reliable. In the event the secondary proxy service provider does not provide research and analysis with respect to the issuer in question or the proxy voting committee has reason to believe the secondary proxy service provider is not independent of such issuer, a member of the proxy voting committee may instruct the proxy administrator to vote proxies in accordance with the recommendations of the primary proxy service provider, provided that the primary proxy service provider provides research and analysis with respect to the issuer in question and the proxy voting committee has reason to believe the primary proxy service provider is independent of such issuer. If neither the secondary nor primary proxy service provider meets those requirements, the proxy voting committee shall meet and consider what course of action will be in the best economic interests of Artisan Partners’ clients, including the Fund, consistent with Artisan Partners’ obligations under applicable proxy voting rules.

Artisan Partners prepares a reconciliation periodically by which it compares (a) the number of shares voted by the primary proxy service provider with the settlement date holdings of the Fund as of a record date and (b) the votes cast with Artisan Partners’ standing and specific voting instructions. Artisan Partners uses reasonable efforts to determine the reasons for any identified discrepancies, and if such discrepancies are due to an administrative error of the primary proxy service provider, Artisan Partners works with such provider to minimize the risk of such errors in the future.

The Fund is required to file with the SEC its complete proxy voting record for the twelve-month period ending June 30, by no later than August 31 of each year. The Fund’s proxy voting record for the most recent twelve-month period ending June 30 is available by August 31 of each year (1) on the SEC’s website at www.sec.gov and (2) on Artisan Funds’ website at www.artisanfunds.com.

Artisan Partners maintains a copy of any document generated by Artisan Partners or its agents that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision for no less than seven years, the first two years in an appropriate office of Artisan Partners.

Disclosure of Portfolio Holdings

The board of directors has adopted policies and procedures to govern the disclosure of portfolio holdings. The board of directors periodically reviews these policies and procedures to ensure they adequately protect and are in the best interests of the Fund’s shareholders. The procedures identify the circumstances in which the Fund’s portfolio holdings will be made publicly available and conditions under which, with appropriate safeguards, holdings may be selectively disclosed in order to further a legitimate business interest of the Fund. In its consideration of the policy, the board of directors noted the prohibition on compensation to any person or entity in connection with the release of the Fund’s portfolio holdings. The board also noted that the release of nonpublic portfolio holdings information, other than in the circumstances outlined in the policy approved by the board, must be approved by officers of Artisan Funds, and may be made only if the disclosure is consistent with a legitimate business purpose of the Fund and the recipient has agreed in writing to be subject to a duty of confidentiality and an undertaking not to trade on the nonpublic information.

Artisan Partners’ compliance staff provides, at least annually, a report to the board of directors regarding the policy’s operation within the compliance program and any material changes recommended as a result of such review.

Except as provided in Artisan Funds’ policy on the release of portfolio holdings or as required by applicable law, no listing of the portfolio holdings or discussion of one or more portfolio holding of the Fund may be provided to any person. In no case do Artisan Funds, Artisan Partners, Distributors, or any other person or entity receive compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by Artisan Partners or its affiliates) for the disclosure of the Fund’s portfolio holdings.

Public Disclosure. A complete list of the Fund’s portfolio holdings as of the close of each calendar quarter will be made publicly available on Artisan Funds’ website (www.artisanfunds.com) on the 15th day of the following calendar quarter, or such other date as Artisan Funds may determine for the Fund. Portfolio holdings information can be found on Artisan Funds’ website at www.artisanfunds.com/materials_info/view_online.cfm. A complete list of portfolio holdings is also included in the reports Artisan Funds files with the SEC after the end of each quarter. The Fund may disclose its top ten holdings or an incomplete list of its holdings, provided that the top ten holdings or other incomplete list has been made publicly available on Artisan Funds’ website at least one day prior to disclosure of such information or has been included in an SEC filing that is required to include the information. A discussion of one or more portfolio holdings also may be made available, provided that the substance of such discussion has been made publicly available on Artisan Funds’ website at least one day prior to disclosure of such information or is otherwise publicly available. Any such list of holdings or discussion of one or more portfolio holdings will remain available on Artisan Funds’ website at least until the date on which the Fund files a report with the SEC that includes a list of portfolio holdings and is for the period that includes the date as of which such information is current.

Artisan Funds will disclose portfolio holdings information of the Fund on a quarterly basis through the filing of its Forms N-CSR (with respect to each annual and semiannual period) and Forms N-Q (with respect to the first and third quarters of the Fund’s fiscal year). See the Fund’s prospectus for information on the Fund’s release of portfolio holdings information.

Disclosure of statistical or descriptive information about the Fund’s holdings that does not specifically name the securities held is not prohibited by the Fund’s policy on release of portfolio holdings.

Release of Portfolio Holdings to Fund Service Providers and Other Third Parties. The Fund may release nonpublic portfolio holdings information to selected parties in advance of public release if (i) based on a determination by any of the president, chief financial officer, chief compliance officer or general counsel of Artisan Funds, such disclosure in the manner and at the time proposed is consistent with the Fund’s legitimate business purpose and (ii) the recipient agrees in writing that it is subject to a duty of confidentiality with respect to that information and undertakes not to trade in securities or other property on the basis of that information unless and until that information is made publicly available. Examples of instances in which selective disclosure may be appropriate include, without limitation, disclosure (a) to the directors of or service providers to Artisan Funds who have a reasonable need of that information to perform their services for the Fund, including, but not limited to, Artisan Partners and Artisan Partners UK LLP (and their service providers); Distributors; Kinetic Partners LLP; K&L Gates LLP, Ropes & Gray LLP, Seyfarth Shaw LLP, Fulbright & Jaworski LLP and Jenner & Block LLP, attorneys for Artisan Funds and other attorneys for Artisan Funds who provide services from time to time including without limitation services relating to compliance with regulatory requirements in various non-U.S. markets; Ernst & Young LLP, Artisan Funds’ independent registered public accounting firm; PricewaterhouseCoopers LLP, Artisan Partners’ independent registered public accounting firm; State Street Bank & Trust Company, Artisan Funds’ custodian and transfer agent; Boston Financial Data Services, Inc., Artisan Funds’ sub-transfer agent; ISS Proxy Advisory Services and Glass, Lewis & Co., Artisan Partners’ proxy voting service providers; Artisan Funds’ securities valuation service providers, which include Reuters, The WM Company, Bloomberg, FT Interactive Data, Standard & Poors, Thomson Financial, Barclays Fixed Income Research and ITG, Inc.; and Artisan Funds’ printing, reporting, website and filing support service providers, which include R.R. Donnelley & Sons Company, Confluence Technologies, Inc., Diligent Board Member Services, Inc., Ivize, Stark Media, Publishers Mail Service, Essex Two Incorporated, Sells Printing Company and The Printery; (b) to brokers or dealers or other counterparties, research providers or analytical services of holdings or lists of holdings, or lists of securities of interest, in connection with their provision of brokerage, research, analytical or securities lending services; and (c) in connection with purchases or redemptions in-kind permitted under Artisan Funds’ policy on purchases and redemptions in kind.

The release of nonpublic portfolio holdings information in advance of public release will be reported to the board of directors no later than at the next regularly scheduled board meeting. Artisan Funds’ chief compliance officer or, in his or her absence, its general counsel, is responsible for keeping written records of any such release of nonpublic portfolio holdings information.

Purchasing, Exchanging and Redeeming Shares

Purchases, exchanges and redemptions are discussed in the prospectus under the headings “Buying Shares,” “Exchanging Shares” and “Redeeming Shares,” respectively. In addition, you may, subject to the approval of Artisan Funds, purchase shares of the Fund with securities that are held in the Fund’s portfolio (or, rarely, with securities that are not currently held in the portfolio but that are eligible for purchase by the Fund (consistent with the Fund’s goal and investment process)) that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. Should Artisan Funds approve your purchase of the Fund’s shares with securities, Artisan Funds would follow its “Purchase In-Kind” procedures and would value the securities tendered in payment (determined as of the next close of regular session trading on the New York Stock Exchange (“NYSE”) after receipt of the purchase order) pursuant to Artisan Funds’ “Procedures for Valuation of Portfolio Securities” as then in effect. If you are interested in purchasing Fund shares with securities, call Artisan Funds at 800.399.1770.

The Fund imposes a 2% redemption fee when you sell or exchange shares owned for 90 days or less. In calculating the redemption fee, the Fund uses the “first-in, first-out” method, but reserves the right, after notice to shareholders, to change that methodology.

Shares of the Fund may be purchased, exchanged or redeemed through certain financial services companies, some of which may charge a transaction fee. The Fund may authorize from time to time certain financial services companies, broker-dealers, banks or other authorized agents, and in some cases, other organizations designated by an authorized agent (together with designees, “authorized agents”) to accept share purchase, exchange and redemption orders on its behalf. An order properly received by an authorized agent will be deemed to have been accepted by the Fund. If you buy, exchange or redeem shares through an authorized agent, you will pay or receive the Fund’s NAV per share (see “Net Asset Value” below) next calculated after receipt and acceptance of the order by the authorized agent, after giving effect to any transaction charge imposed by the authorized agent and the 2% redemption fee (if applicable) imposed by the Fund. The authorized agent’s procedures will apply in lieu of purchase, exchange and redemption procedures described in the statutory prospectus.

Institutional Shares do not pay fees to intermediaries in connection with recordkeeping, transaction processing for shareholders’ accounts or any other services that an intermediary may provide to its clients.

The Fund reserves the right to waive or reduce the minimum initial or subsequent investment requirements. The Fund reserves the right to waive or reduce the 2% redemption fee on shares held for 90 days or less for any account held through an authorized agent or other financial intermediary and may waive the redemption fee on redemptions of shares held by certain retirement or profit-sharing plans and shares purchased through certain authorized agents or financial intermediaries. In those cases where a financial intermediary passes the redemption fee through to underlying investors, the amount of the fee and the holding period generally will be consistent with the Fund’s criteria. However, due to differences in operational procedures and policies, the financial intermediaries’ methods for tracking and calculating the fee may be different in some respects from the methods employed by the Fund.

Net Asset Value. Share purchase, exchange and redemption orders will be priced at the Fund’s NAV next computed after such orders are received in good order by: (i) the Fund; or (ii) an authorized agent authorized by the Fund to accept purchase and redemption orders on the Fund’s behalf. The Fund may reject a redemption order under certain circumstances, which are described in the Fund’s prospectus.

The NAV of the Fund’s shares is determined as of the close of regular session trading on the NYSE (usually 4:00 p.m., Eastern Time) each day the NYSE is open for regular session trading. NAV will not be determined on days when the NYSE is closed unless, in the judgment of the board of directors, the Fund’s NAV should be determined on any such day, in which case the determination will be made as of 4:00 p.m., Eastern Time. The NAV per share of the Fund (or of a class of shares of the Fund) is determined by dividing the value of all its securities and other assets, less liabilities attributable to the Fund (or class), by the number of shares of the Fund (or class) outstanding. See “Share Price” in the Fund’s prospectus under the caption “Investing with Artisan Funds” for a description of the procedures used by the Fund to value securities. For purposes of calculating the NAV, securities transactions and shareholder transactions are accounted for no later than one business day after the trade date, in accordance with applicable law.

The markets in which non-U.S. securities trade are sometimes open on days when the NYSE is not open and the Fund does not calculate its NAV, and sometimes are not open on days when the Fund does calculate its NAV. Even on days on which both the foreign market and the NYSE are open, several hours may have passed between the time when trading in the foreign market closed and the NYSE closes and the Fund calculates its NAV.

Portfolio securities and assets are valued chiefly by quotations from the primary market in which they are traded or otherwise as provided in the Artisan Funds’ Valuation Procedures. When reliable market quotations are not readily available, securities are priced at a fair value, calculated according to procedures adopted by the board of directors. Reliable market quotations may be considered not to be readily available, and the Fund may therefore use fair value pricing, if, in the opinion of the valuation committee, the value of a security the Fund holds is materially affected by events occurring after the close of the primary market or exchange on which the security is traded but before the time as of which the NAV is calculated. Artisan Partners has retained a third party service provider to assist in determining estimates of fair values for foreign securities, under certain circumstances. This service utilizes statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value. When fair value pricing is employed, the value of a portfolio security used by the Fund to calculate its NAV may differ from quoted or published prices for the same security. Estimates of fair value utilized by Artisan Partners or an affiliate as described above may differ from the value realized on the sale of those securities and the differences may be material to the NAV of the Fund.

Although the Fund intends to pay all redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or one percent of the Fund’s net assets represented by such share class during any 90-day period. Redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of readily marketable securities. If redemptions are made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

The Fund reserves the right to suspend or postpone redemptions of its shares during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, if the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of the Fund’s net assets not reasonably practicable.

The Fund has adopted a policy regarding the correction of any error in the computation of NAV. When an error is discovered, the difference between the originally computed (erroneous) NAV and the correct NAV is calculated. If the difference is equal to or less than one cent per share, the error is deemed immaterial and no action is taken. If the difference is greater than one cent per share, the following actions are taken:

Amount of Difference	Action Taken

< 1/2 of 1% of the originally computed NAV	The Fund determines whether it has incurred a loss or a benefit. If the Fund has either paid excessive redemption proceeds or received insufficient subscription proceeds (“fund loss”), the party responsible for the error is expected to reimburse the Fund for the amount of the loss. If the Fund has received a benefit from the error, no action is taken.

= or > 1/2 of 1% of the originally computed NAV

If any shareholder has sustained a loss exceeding $10, the Fund or the party responsible for the error is expected to pay the shareholder any additional redemption proceeds owed and either refund excess subscription monies paid or credit the shareholder’s account with additional shares as of the date of the error.

Either the responsible party or the individual shareholders who experienced a benefit as a result of the error are expected to reimburse the Fund for any fund losses attributable to them.

Additional Federal Income Tax Information

The discussion of taxation below is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. You are encouraged to consult your own tax advisor regarding your particular situation and the possible application of state, local and foreign tax laws.

In General

The Fund has elected and intends to qualify each year as a “regulated investment company” under Subchapter M of the Code. In order to qualify for the special tax treatment accorded to regulated investment companies and their shareholders, the Fund must, among other things:

(a)    derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”);

(b)    invest the Fund’s assets in such a manner that, as of the close of each quarter of its taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s total assets is invested in (x) the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers as to each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and that are engaged in the same or similar trades or businesses or related trades or businesses, or (y) the securities of one or more QPTPs; and

(c)    distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

If the Fund qualifies as a regulated investment company, the Fund will not be subject to U.S. federal income tax on income and gains that it distributes in a timely manner to shareholders in the form of dividends. If the Fund fails to meet the tests described in paragraphs (a) and (b) above, the Fund could in some cases cure such failures, including by paying a Fund-level tax and, in the case of diversification failures, by disposing of certain assets. If the Fund does not cure such a failure or otherwise fails to qualify as a regulated investment company that is accorded special tax treatment under Subchapter M, then it would be required to pay taxes on its income and realized capital gains, thereby reducing the amount of income and realized capital gains that would otherwise be available for distribution to the Fund’s shareholders. In addition, all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could also be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus any such amounts retained from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 (or later if the Fund is permitted to elect and so elects) are treated as arising on January 1 of the following calendar year. The Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. A dividend paid by the Fund to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends to make sufficient distributions to avoid this 4% excise tax, although there can be no assurance that it will be able to do so.

If the Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward to offset capital gains in future years, thereby reducing the amount the Fund would otherwise be required to distribute in such future years to qualify for the special tax treatment accorded regulated investment companies and avoid a Fund-level tax. If the Fund incurs or has incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years, and in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset short-term capital gains, and then offset long-

term capital gains. The Fund is permitted to carry forward net capital losses it incurs in taxable years beginning after December 22, 2010 without expiration. Any such carryforward losses will retain their character as short-term or long-term; this may well result in larger distributions of short-term gains (taxed as ordinary income to individual shareholders) than would have resulted under the regime applicable to pre-2011 losses. The Fund will also generally be required to use any such carryforward losses, which will not expire, before it uses any pre-2011 losses. This may increase the likelihood that pre-2011 losses, if any, will expire unused.

In addition, under Code sections 382 and 383, if the Fund undergoes an “ownership change,” the Fund’s ability to use its capital loss carryforwards (and potentially its so-called “built-in losses”) in any year following the ownership change will be limited to an amount generally equal to the value of the Fund’s net assets immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the “IRS”)) in effect for the month in which the ownership change occurs. In such circumstances, Fund shareholders could receive larger distributions than they would have received had the ownership change not occurred, with those distributions being taxable as described below under “Taxation of Fund Distributions.”

Taxation of Fund Distributions

Your distributions will be taxable to you whether received in cash or reinvested in additional shares. For U.S. federal income tax purposes, any distribution that is paid in January but that was declared in October, November or December of the prior calendar year is taxable as if you received it on December 31 of the prior calendar year.

You will be subject to income tax at ordinary income rates on distributions of investment income and gains from the sale of investments that the Fund owned for one year or less, except as described below with respect to “qualified dividend income.” Distributions that are attributable to the excess of the Fund’s net long-term capital gains over net short-term capital losses and that are properly reported as capital gain dividends are taxable to you as long-term capital gains regardless of the length of time you have held your shares. Long-term gains are generally those derived from securities held by the Fund for more than one year.

For taxable years beginning on or before December 31, 2012, the maximum tax rate on long-term capital gains of noncorporate investors has been reduced from 20% to 15%. Also for taxable years beginning on or before December 31, 2012, the maximum tax rate on “qualified dividend income” received by noncorporate shareholders who satisfy certain holding period requirements has been reduced to 15%. If the Fund qualifies as a regulated investment company for tax purposes, the amount of Fund dividends that may be eligible to be taxed as qualified dividend income at the reduced rate may not exceed the amount of aggregate qualifying dividends received by the Fund. To the extent the Fund distributes as dividends amounts that the Fund determines are eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders. Without further legislative change, these rate reductions will lapse, and all Fund dividends other than properly designated capital gain dividends will be taxable as ordinary income, for taxable years beginning on or after January 1, 2013.

A portion of dividends from the Fund also may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends the Fund receives from U.S. corporations. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

To the extent that the Fund makes a distribution of income received by the Fund pursuant to loans of its portfolio securities, such income will not constitute qualified dividend income to noncorporate shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Dividends and distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

You will be advised annually as to the source of your distributions for tax purposes. If you are not subject to tax on your income, you generally will not be required to pay tax on these amounts.

Redemptions and Sales of Fund Shares

Any gain or loss realized from a redemption or sale of Fund shares held for more than one year generally will be treated as long-term capital gain or loss. Otherwise, the gain or loss will be treated as short-term capital gain or loss. However, if you realize a loss on the sale of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

Further, all or a portion of any loss realized upon a taxable disposition of the Fund’s shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Exchanges of Fund Shares

An exchange of shares of the Fund for shares of another Artisan Fund will be a taxable transaction. Any gain or loss resulting from such an exchange will generally be treated as a capital gain or loss for U.S. federal income tax purposes, and will be long-term or short-term capital gain or loss depending on how long you have held your shares.

For U.S. federal income tax purposes, an exchange of shares of the Fund directly for shares of a different class of the Fund generally is not expected to be a taxable event or to result in recognition of a gain or loss by the exchanging shareholder.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from certain payments to you, generally redemption proceeds and payments of dividends and distributions. Backup withholding may be required if:

•	You fail to furnish your properly certified social security or other tax identification number;

•	You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;

•	You fail to certify that you are a U.S. Person (including a U.S. resident alien); or

•	The IRS informs the Fund that your tax identification number is incorrect or that you are otherwise subject to backup withholding.

The backup withholding rate is 28% for amounts paid through 2012, after which the rate will increase to 31% absent legislation by Congress providing otherwise.

The backup withholding certifications are contained in the application that you complete when you open your Fund account. Artisan Funds must promptly pay to the IRS all amounts withheld. Therefore, it usually is not possible for Artisan Funds to reimburse you for amounts withheld. Backup withholding is not, however, an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Consequences of Certain Investments by the Fund

The Fund may purchase the securities of certain foreign investment funds or trusts, or other foreign issuers, deemed to be passive foreign investment companies (“PFICs”). Capital gains on the sale of PFIC holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, regardless of whether such income and gains are distributed to shareholders.

In order to avoid the imposition of such tax, the Fund elects to mark the gains (and to a limited extent losses) in such holdings to the market, as though it had sold and repurchased its holdings in each PFIC on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and losses. This “mark-to-market election” may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making this election therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to continue to qualify as a regulated investment company, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

The Fund’s transactions in foreign currencies may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. If the net effect of these transactions is a gain, the income dividend paid by the Fund will be increased; if the result is a loss, the income dividend paid by the Fund will be decreased. If foreign currency losses result in the Fund having an overall net ordinary loss, such loss cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities may produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution of such excess generally will be treated as (i) a dividend to the extent of the Fund’s taxable earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Income received by the Fund from investments in securities of issuers organized in foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of the Fund’s total assets at the end of its fiscal year are invested in stock or securities of foreign corporations, the Fund may make an election permitting its shareholders to claim a deduction or credit for U.S. federal tax purposes for their portion of certain qualified foreign taxes paid by the Fund. Alternatively, the Fund may choose not to pass through the foreign taxes to shareholders, but instead itself claim a deduction for such foreign taxes in determining the Fund’s taxable income, which would reduce the Fund’s taxable income distributed to shareholders and on which shareholders subject to income tax are required to pay tax. The Fund currently does not expect to pass through foreign taxes to shareholders, but instead expect to account for those taxes at the Fund level.

Investments by the Fund in certain corporate debt securities may give rise to income which is required to be distributed even though the Fund holding the security receives no interest payment in cash on the security during the year. In addition, investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest or original issue discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company that is accorded special tax treatment and does not become subject to a Fund-level tax.

The Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

The Fund’s investment in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or qualify as taxable mortgage pools (“TMPs”) could result in the imposition of significant reporting, withholding, and tax payment responsibilities. Under a notice issued by the IRS and Treasury regulations that have not yet been issued but that may apply retroactively, a portion of the Fund’s income that is allocable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice provides and these regulations are expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders had received the excess inclusion income directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of shares of the Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations. The Fund tries to avoid investing in REITs that hold residual interests in REMICs, that qualify as TMPs, or that otherwise expect to generate excess inclusion income, but the Fund may not always be successful in doing so. Because information about a REIT’s investments may be inadequate or inaccurate, or because a REIT may change its investment program, the Fund may not be successful in avoiding the consequences described above. Avoidance of investments in REITs that generate excess inclusion income may require the Fund to forego otherwise attractive investment opportunities.

The IRS has issued interim administrative guidance implementing the regulatory principles described in the preceding paragraph to require the Fund (i) to allocate excess inclusion income to shareholders in proportion to dividends, (ii) to inform shareholders who are nominees of the amount and character of excess inclusion income allocated to them, (iii) to pay a tax imposed on excess inclusion income that is allocable to record shareholders that are disqualified organizations, and (iv) to apply withholding tax provisions to the excess inclusion income portion of dividends paid to foreign shareholders without regard to any exemption or reduction in tax rate. Pending the issuance of further guidance, the Fund is required (i) to inform all of its shareholders that are not nominees regarding the amount and character of the excess inclusion income allocated to them if the excess inclusion income received by the Fund from all sources exceeds one percent of the gross income of the Fund, or (ii) if it is not subject to the preceding reporting requirement, to inform all of its shareholders that are not nominees regarding the amount and character of excess inclusion income allocated to them, taking into account only excess inclusion income allocated to the Fund from any REIT whose excess inclusion income in its most recent taxable year ending not later than nine months before the first day of the Fund’s taxable year exceeded 3% of the REIT’s total dividends.

Non-U.S. Investors

In general, dividends other than those properly reported as capital gain dividends that are paid by the Fund to a shareholder that is not a “United States person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. Effective for taxable years of the Fund beginning before January 1, 2012, the Fund is not required to withhold any amounts (i) with respect to distributions of U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported as such by the Fund (“interest-related dividends”), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported as such by the Fund (“short-term capital gain dividends”).

There are several conditions and exceptions to the withholding exemptions for interest-related dividends and short-term capital gain dividends. The exemption from withholding for interest-related dividends does not apply to distributions to a foreign person (i) that has not provided a satisfactory statement that the beneficial owner was not a United States person, (ii) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (iii) that is within certain foreign countries that have inadequate information exchange with the U.S., or (iv) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation. The exemption from withholding for short-term capital gain dividends does not apply to (i) distributions to an individual foreign person who is present in the U.S. for a period or periods aggregating 183 days or more during the year of the distribution and (ii) distributions subject to special rules regarding the disposition of U.S. real property interests. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund were to report a distribution as an interest-related or short-term capital gain dividend.

Moreover, depending on the circumstances, the Fund may choose not to report potentially eligible distributions as interest-related and/or short-term capital gain dividends and/or to treat such dividends, in whole or in part, as ineligible for these exemptions from withholding.

If a beneficial holder of Fund shares who or which is a foreign person has a trade or business in the U.S., and Fund dividends received by such holder are effectively connected with the conduct of that trade or business, the dividends will be subject to U.S. federal net income taxation at regular income tax rates.

A beneficial holder of shares who or which is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on capital gain dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the capital gain dividend and certain other conditions are met.

In the case of a shareholder who or which is eligible for the benefits of a tax treaty with the United States, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign person must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign investors in the Fund should consult their tax advisors in this regard.

Certain Additional Reporting and Withholding Requirements

Effective for taxable years beginning after March 18, 2010, certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specifically designated foreign financial assets” on their U.S. federal income tax returns. It is currently unclear under what circumstances, if any, a shareholder’s (indirect) interest in the Fund’s “specified foreign financial assets,” if any, falls within this requirement. Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.

Additionally, new rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Withholdable payments include U.S.-source dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Pursuant to that guidance, it is possible that distributions and redemption payments made by the Fund after December 31, 2012 (or such later date as may be provided in future guidance) to a shareholder will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding unless such shareholder enters into an agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation as the Fund requires to comply with the new rules. Persons investing in the Fund through an intermediary should contact their intermediaries regarding the application of the new reporting and withholding regime to their investments in the Fund. Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime in light of their particular circumstances.

Custodian and Transfer Agent

State Street Bank & Trust Company (“State Street”), 200 Newport Avenue, North Quincy, MA 02171, acts as custodian of the securities and other assets of the Fund. State Street is responsible for, among other things, safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. State Street also performs transfer agency, dividend paying agency and portfolio accounting services for the Fund. State Street has delegated most transfer agent functions to its affiliate, Boston Financial Data Services, 30 Dan Road, Canton, MA 02021. State Street is not an affiliate of Artisan Partners or its affiliates. State Street is authorized to deposit securities in securities depositories for the use of services of sub-custodians.

Legal Counsel

Ropes & Gray LLP, One Metro Center, 700 12th St., N.W., Suite  900, Washington, DC 20005-3948 are counsel to the Fund.

Independent Registered Public Accounting Firm

[            ] serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm provides services including (i) an audit of the annual financial statements; (ii) assistance and consultation in connection with SEC filings; and (iii) preparation of the annual income tax returns filed on behalf of the Fund.

Financial Statements

The financial statements of the Fund’s Investor Shares (i) for the fiscal year ended September 30, 2010, the notes thereto and the report of [            ] and (ii) for the six month period ended March 31, 2011, and notes thereto, which are unaudited, are incorporated herein by reference from the Fund’s Investor Shares annual and semiannual reports to shareholders, respectively.

The information in this Statement of Additional Information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, dated May 26, 2011

ARTISAN FUNDS, INC.

INSTITUTIONAL SHARES

Artisan Value Fund

(formerly known as Artisan Opportunistic Value Fund)

[            ]

STATEMENT OF ADDITIONAL INFORMATION

July [    ], 2011

Artisan Value Fund (the “Fund”) is a series of Artisan Funds. This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Institutional Shares prospectus of the Fund dated July [ ], 2011 and any supplement to the prospectus. Because the Fund’s Institutional Shares are commencing operations as of the date of this SAI, the Fund’s Investor Shares financial statements for the fiscal year ended September 30, 2010, including the notes thereto and the report of [            ] thereon, are incorporated by reference from the Fund’s Investor Shares annual report to shareholders. The Fund’s Investor Shares financial statements for the six months ended March 31, 2011, which are unaudited, are incorporated herein by reference from the Fund’s Investor Shares semiannual report to shareholders. A copy of the prospectus for the Fund’s Institutional Shares and the annual and semiannual reports to shareholders for the Fund’s Investor Shares can be obtained without charge by calling 800.399.1770 or by writing to Artisan Funds, 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.

Information about the Fund and Artisan Partners

The Fund is a series of Artisan Funds. Artisan Partners Limited Partnership (“Artisan Partners”) provides investment advisory services to the Fund.

The discussion below supplements the description in the prospectus of the Fund’s investment objective, policies and restrictions.

Investment Objective and Policies

The investment objective of the Fund may be changed by the board of directors without the approval of a “majority of the outstanding voting securities” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). However, investors in the Fund will receive at least 30 days’ prior written notice of implementation of any change in the Fund’s investment objective.

Investment Techniques and Risks

Foreign Securities

The Fund may invest up to 25% of its net assets at market value at the time of purchase in securities of non-U.S. companies.

For the purposes of testing compliance with the Fund’s investment restrictions, Artisan Partners considers an issuer to be from a particular country as designated by its securities information vendors. As of the date of this SAI, Artisan Partners uses as its primary source the country assignments used by MSCI Inc. (“MSCI”) in the creation of the MSCI indexes and FactSet Research Systems, Inc. as a secondary source for this information. In the event (i) Artisan Partners’ securities information vendors do not assign a security to a particular country or if the published classification appears to be clearly erroneous, or (ii) its primary vendor does not assign a security to a particular country and the secondary vendor has assigned a security to a particular country by using a methodology that is not the same as the methodology the primary vendor uses to assign a country, Artisan Partners assigns the security to a country using the primary vendor’s published criteria (to the extent available) or Artisan Partners’ own judgment. The primary information vendor’s criteria currently include the identity of the jurisdiction of the issuer’s incorporation, the main equity trading market for the issuer’s securities, the geographical distribution of the issuer’s operations and the location of the issuer’s headquarters. Country designations may change over time.

As a result of this classification, the Fund may hold securities of issuers classified as U.S., but which are organized outside the U.S. or, vice versa, the Fund may hold securities of issuers classified as non-U.S., but which are organized in the U.S. and/or trade in the U.S.

Securities of non-U.S. companies include American Depositary Receipts (“ADRs”), New York Shares, European Depositary Receipts (“EDRs”), Continental Depositary Receipts (“CDRs”), Global Depositary Receipts (“GDRs”), or other securities representing underlying shares of foreign issuers. ADRs, New York Shares, EDRs, CDRs and GDRs are receipts, typically issued by a financial institution (a “depositary”), evidencing ownership interests in a security or pool of securities issued by an issuer and deposited with the depositary. ADRs,

2

EDRs, CDRs and GDRs may be available for investment through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt’s underlying security. The Fund may invest in sponsored or unsponsored ADRs, EDRs, CDRs, GDRs, or other forms of depositary receipts, certain of which may include voting rights with respect to the underlying foreign shares, and certain of which may not.

With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under “Managing Investment Exposure.”)

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions that generally are denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; possible imposition of foreign taxes; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

Although the Fund tries to invest in companies located in countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect international investments.

Income from non-U.S. securities held by the Fund could be reduced by taxes withheld from that income, or other taxes that may be imposed by the countries in which the Fund invests. The net asset value (the “NAV”) of the Fund also may be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested.

Emerging Markets. The Fund may invest up to 25% of its net assets at market value at the time of purchase in emerging and less developed markets (“emerging markets”) securities. Artisan Partners considers emerging markets to be those markets in any country other than Canada, Luxembourg, the U.S. and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom). Investments in emerging markets’ securities involve

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special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Costs associated with transactions in emerging markets’ securities typically are higher than costs associated with transactions in U.S. securities. Such transactions also may involve additional costs for the purchase or sale of foreign currency.

Certain foreign markets (including certain emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Many emerging markets have experienced substantial rates of inflation for extended periods. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Some of those countries, in recent years, have begun to control inflation through more prudent economic policies.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund’s portfolio. Expropriation, confiscatory taxation, nationalization and political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur. In addition, high levels of national debt tend to make emerging markets heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

Privatizations. Some governments have been engaged in programs of selling part or all of their interests in government owned or controlled enterprises (“Privatizations”). The Fund may invest in Privatizations. In certain countries, the ability of a U.S. entity such as the Fund to participate in Privatizations may be limited by local law, and/or the terms on which the Fund may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments will continue to sell their interests in companies currently owned or controlled by them or that Privatization programs will be successful.

Participation Certificates

The Fund may invest in equity-linked securities (called “participation certificates” in this SAI but may be called different names by issuers) to a limited extent. In a typical transaction, the Fund would buy a participation certificate from a bank or broker-dealer (“counterparty”) that would entitle the Fund to a return measured by the change in value of an identified underlying

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security.1 The purchase price of the participation certificate is based on the market price of the underlying security at the time of purchase converted into U.S. dollars, plus transaction costs. The counterparty may, but is not required to, purchase the shares of the underlying security to hedge its obligation. When the participation certificate expires or the Fund exercises the participation certificate and closes its position, the Fund receives a payment that is based upon the then-current value of the underlying security converted into U.S. dollars (less transaction costs).

The price, performance and liquidity of the participation certificate are all linked directly to the underlying security. The Fund’s ability to redeem or exercise a participation certificate generally is dependent on the liquidity in the local trading market for the security underlying the participation certificate. Participation certificates are typically privately placed securities that have not been registered for sale under the Securities Act of 1933, as amended (the “1933 Act”). Pursuant to Rule 144A under the 1933 Act, participation certificates are eligible for purchase or sale to certain qualified institutional buyers.

There are risks associated with participation certificates. The Fund bears the full counterparty risk with respect to the issuing counterparty. Counterparty risk is the risk that the issuing counterparty will not fulfill its contractual obligation to timely pay the Fund the amount owed under the participation certificate. A participation certificate is a general unsecured contractual obligation of the issuing counterparty. The Fund has no rights under a participation certificate against the issuer of the securities underlying the participation certificate and so is dependent on the creditworthiness of the counterparty. The Fund attempts to mitigate that risk by purchasing only from issuers with investment grade credit ratings. Participation certificates also may have a longer settlement period than the underlying shares and during that time the Fund’s assets could not be deployed elsewhere. The issuers of participation certificates may be deemed to be brokers, dealers or engaged in the business of underwriting as defined in the 1940 Act. As a result, the Fund’s investment in participation certificates issued by a particular institution may be limited by certain investment restrictions contained in the 1940 Act.

For the purposes of determining compliance with the Fund’s limitations on investing in certain markets, regions, securities or industries, the Fund looks through the participation certificate to the issuer of the underlying security. For example, the Fund may invest up to 25% of its net assets at market value at the time of purchase in securities of non-U.S. companies. The Fund will consider the country classification of the issuer of the security underlying the participation certificate for the purpose of testing compliance with this and other similar investment restrictions.

Real Estate Investment Trusts (“REITs”)

The Fund may invest in REITs. REITs are trusts that invest primarily in commercial real estate and/or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”) relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least

[1]	The Fund may also invest in a participation certificate in which a basket of equity securities serves as the underlying reference security for determining the value of the participation certificate.

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90% of its taxable income for each taxable year. By investing in REITs indirectly through the Fund, shareholders will bear not only their proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

The Fund may be subject to certain risks associated with a REIT’s direct investment in real property and real estate-related loans. A REIT that invests in real estate-related loans may be affected by the quality of the credit extended, is dependent on specialized management skills, is subject to risks inherent in financing a limited number of properties, interest rate risk, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

Corporate Debt Securities

The Fund may invest in corporate bonds, notes and debentures of long and short maturities and of various grades, including unrated securities. Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. The Fund may invest in convertible and non-convertible debt securities, including high yield fixed income securities (i.e., “junk bonds”, or securities rated BB or lower by Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“S&P”), or Ba or lower by Moody’s Investor Services, Inc. (“Moody’s”)) and securities that are not rated but are considered by Artisan Partners to be of similar quality. There are no restrictions as to the ratings of debt securities that may be acquired by the Fund. The Fund may invest in or hold securities that are rated or downgraded to below a C rating by S&P, which would include securities in default. In determining whether to invest in or hold a security rated below C, Artisan Partners will consider the credit quality of the issuer, the price at which the security could be sold, the rating, if any, assigned to the security by other rating agencies, the current market environment and any adverse impact on the Fund that may result from the sale of the security.

Securities rated BBB or Baa by S&P and Moody’s, respectively, are considered to be medium grade and to have speculative characteristics. High yield fixed-income securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling

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its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include any corporate debt security or preferred stock that may be converted into, or carries the right to purchase, underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security generally is less than would be the case if the security were a non-convertible obligation.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield). The estimated price at which a convertible security would be valued by the marketplace if it had no conversion feature is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

If, because of a low price of the common stock, a convertible security’s conversion value is substantially below its investment value, the convertible security’s price is governed principally by its investment value. If a convertible security’s conversion value increases to a point that approximates or exceeds its investment value, the convertible security’s value will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Holders of convertible securities have a claim on the issuer’s assets prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company’s capital structure and, therefore, generally entail less risk than the company’s common stock, although the extent to which such risk is

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reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.

In determining whether to purchase a convertible security, Artisan Partners will consider the same criteria that would be considered in purchasing the underlying stock.

Preferred Stock

The Fund may invest in preferred stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return, and may be convertible into, or carry the right to purchase, the company’s common stock.

The value of a company’s preferred stock (like its common stock) may fall as a result of factors relating directly to that company’s products or services or due to factors affecting companies in the same industry or in a number of different industries. The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Because the claim on an issuer’s earnings represented by preferred stocks may become disproportionately large when interest rates fall below the rate payable on the securities or for other reasons, the issuer may redeem preferred stocks, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Common Stock Warrants and Rights

The Fund may acquire, receive and retain warrants and rights that are attached to securities held by it. Common stock warrants entitle the holder to buy common stock from the issuer of the warrant at a specific price (the “strike price”) for a specific period of time. The

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market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock. Rights are similar to warrants but normally have a shorter duration and are typically distributed directly by the issuers to existing shareholders, while warrants are typically attached to new debt or preferred stock issuances. Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. Warrants and rights will expire if not exercised on or prior to the expiration date.

Investment Companies

The Fund may, from time to time, invest in securities issued by other investment companies within the limits prescribed by the 1940 Act and the rules and regulations thereunder.

The 1940 Act generally requires that the Fund limit its investments in securities of other investment companies or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by the Fund or by companies controlled by the Fund. These limitations, however, are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets. The Fund may invest in exchange-traded funds (“ETFs”), which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries. The shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase and sell these shares on the secondary market at their current market prices, which may be more or less than their net asset values.

Investing in other investment companies, including ETFs, may result in higher fees and expenses for the Fund and its shareholders. As a shareholder of another investment company, the Fund would bear, along with other shareholders, a pro-rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund’s shareholders. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Investment companies, including ETFs, generally are subject to the same risks as the underlying securities in which the investment company invests. For example, an ETF that tracks an index will subject the Fund to risks of the specific sector or industry to which the ETF relates. Investment companies that trade on exchanges, including ETFs, also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities in which the investment companies invest and the risk of possible trading halts due to market conditions or for other reasons.

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Managing Investment Exposure

The Fund may (but is not obligated to) use various techniques to increase or decrease its exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of their portfolios. These techniques include buying and selling options, futures contracts or options on futures contracts, or entering into currency exchange contracts.

Artisan Partners may use these techniques to adjust the risk and return characteristics of the Fund’s portfolio. If Artisan Partners judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investments, or if the counterparty to the transaction does not perform as promised, the transaction could result in a loss. Use of these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. The Fund may use these techniques for hedging, risk management or portfolio management purposes and not for speculation.

Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts (“forward contracts”). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and at a price set at the time of the contract. Forward contracts usually are entered into with banks and broker-dealers, are not exchange traded, and usually are for less than one year, but may be renewed.

Forward currency transactions may involve currencies of the different countries in which the Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. Currency transactions may be used for transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or income receivables. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular currency. Portfolio hedging allows the Fund to limit or reduce exposure in a foreign currency by entering into a forward contract to sell or buy such foreign currency (or another foreign currency that acts as a proxy for that currency) so that the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. The Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the portfolio of the Fund. The Fund may not engage in speculative currency exchange transactions.

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At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Options on Securities and Indexes. The Fund may purchase and write (sell) put options and call options on securities, indices or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on the NASDAQ stock market. The Fund may also purchase and write (sell) over-the-counter (“OTC”) put options and call options.

An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the

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exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.) In contrast to exchange-traded options, OTC options are two-party contracts with negotiated exercise prices and expiration dates.

The Fund will write call options and put options only if they are “covered.” For example, in the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires, the Fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the

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option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased or written by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

Risks Associated with OTC Options. OTC options are contracts between the Fund and its counterparty (usually a securities dealer or bank) with no clearing organization guarantee. Thus, if the Fund purchases an OTC option and the option is exercised, there is a risk that the counterparty will fail to perform, which could result in the loss of any premium paid by the Fund and the loss of any anticipated benefit from the transaction. Under certain circumstances, OTC options also may be considered illiquid and thus subject to the Fund’s restriction on investing no more than 10% of its net assets in illiquid securities.

Futures Contracts and Options on Futures Contracts. The Fund may buy and sell futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or money at a specified time and price. The Fund also may purchase and write call and put options on futures contracts. Options on futures contracts give the holder the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Options on futures contracts possess many of the same characteristics as options on securities, indexes and foreign currencies as previously discussed.

The Fund may use futures contracts and options on futures contracts for hedging, risk management or portfolio management purposes, including to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

The Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission so long as, to the extent that such transactions are not for “bona fide hedging purposes,” the aggregate initial margin and premiums required to establish such positions (excluding the amount by which such options are in-the-money2) do not exceed 5% of the Fund’s net assets.

To avoid leveraging and related risks, when the Fund invests in futures contracts, it will cover its position by earmarking or segregating an amount of cash or liquid securities, equal to the market value of the futures positions held less margin deposits, and that amount will be marked-to-market on a daily basis.

There are risks associated with futures contracts and options on futures contracts including: the success of such an investment strategy may depend on an ability to predict

[2]

A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

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movements in the prices of individual securities, fluctuations in markets and movements in interest rates; there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; there may not be a liquid secondary market for a futures contract or futures option; trading restrictions or limitations may be imposed by an exchange; and government regulations may restrict trading in futures contracts and futures options.

Private Placements and Rule 144A Securities

The Fund may purchase securities that have been privately placed, including securities that are eligible for resale under Rule 144A (“Rule 144A securities”) under the 1933 Act. That Rule permits certain qualified institutional buyers, including investment companies that own and invest at least $100 million in securities, to trade in privately placed securities that have not been registered for sale under the 1933 Act, including participation certificates. To a limited extent, the Fund may purchase securities, including participation certificates and other Rule 144A securities, that are privately placed in the United States. Most of the securities purchased by the Fund in a private placement are then typically freely tradeable outside the U.S. either on a non-U.S. securities exchange or over-the-counter. Participation certificates are as tradeable as their underlying securities.

Artisan Partners, under the supervision of the board of directors of Artisan Funds, may consider whether Rule 144A securities are illiquid and thus subject to the Fund’s restriction on investing no more than 10% of its net assets in illiquid securities. In making a determination of whether a Rule 144A security is liquid or not, Artisan Partners will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, Artisan Partners could consider: (1) the frequency of trades and quotes for the specific security, (2) the number of dealers willing to purchase or sell such security and the number of other potential purchasers, (3) any dealer undertaking to make a market in such security, (4) the nature of such security and the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transferring such securities), (5) whether the security trades freely in a non-U.S. market or markets; and (6) other factors, if any, which Artisan Partners deems relevant to determining the existence of a trading market for such security. The liquidity of Rule 144A securities that have been determined to be liquid would be monitored and, if as a result of changed conditions, Artisan Partners determined that a Rule 144A security is no longer liquid, the Fund’s holdings of illiquid securities would be reviewed to determine what steps, if any, are required to assure that the Fund does not invest more than 10% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if such securities are not freely tradeable outside the U.S. and qualified institutional buyers are unwilling to purchase such securities.

Lending of Portfolio Securities

Although the Fund does not currently lend its portfolio securities to broker-dealers and banks, subject to restriction (3) under “Investment Restrictions” in this SAI, the Fund may do so. Any loan of portfolio securities must be continuously secured by collateral in cash or cash equivalents maintained on a current basis with the Fund’s custodian in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the

14

equivalent of the interest or dividends paid by the issuer on the securities loaned, and also would receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in Artisan Partners’ judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. The Fund will not lend portfolio securities having an aggregate value of more than 5% of the Fund’s assets at the time of initiation of any loan.

Cash and Repurchase Agreements

The Fund generally tries to maintain a cash position of no more than 15% of its net assets. However, cash flows from shareholder purchases and sales of Fund shares and from Fund purchases and sales of portfolio securities can cause the Fund’s cash to vary significantly from time to time. During periods when stock prices are moving broadly upwards, investment of available cash may be slowed because higher prevailing valuations cause fewer securities to meet the Fund’s investment criteria. As a result, the Fund may at times hold more than 15% of its net assets in cash. The Fund typically invests its available cash in repurchase agreements when repurchase agreements are available for investment.

Repurchase agreements are transactions in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund will enter into repurchase agreements only with banks and dealers believed by Artisan Partners to present minimal credit risks. Artisan Partners will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, Artisan Partners’ prior dealings with the institution, any rating of the institution’s senior long-term debt by independent rating agencies, and other relevant factors.

The Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution that is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the Fund’s ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral.

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When-Issued and Delayed-Delivery Securities; Reverse Repurchase Agreements

The Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Artisan Partners deems it advisable for investment reasons. The Fund does not currently intend to have commitments to purchase when-issued securities in excess of 5% of its net assets.

The Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs. However, reverse repurchase agreements will be treated as borrowing and subject to the Fund’s fundamental limitation on borrowing.

At the time the Fund enters into a binding obligation to purchase securities on a when-issued or delayed-delivery basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase NAV fluctuation.

Short Sales

The Fund may make short sales “against the box.” In a short sale, the Fund sells a borrowed security and is required to return the identical security to the lender. A short sale “against the box” involves the sale of a security with respect to which the Fund already owns an equivalent security in kind and amount. A short sale “against the box” enables the Fund to obtain the current market price of a security that it desires to sell but is unavailable for settlement. The Fund does not currently intend to have commitments to make short sales “against the box” in excess of 5% of its net assets.

Line of Credit

Artisan Funds maintains a line of credit with a bank in order to permit borrowing on a temporary basis for extraordinary or emergency purposes, including without limitation to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Any borrowings under that line of credit by the Fund would be subject to restriction (4) under “Investment Restrictions” in this SAI.

Portfolio Turnover

Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held and the Fund may have short-term capital gains and losses. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other

16

securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of the Fund’s flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. For the fiscal years ended September 30, 2010 and September 30, 2009, the Fund’s portfolio turnover rates were 70.69% and 85.44%, respectively.

Future turnover rates for the Fund may vary significantly from year to year. A high rate of portfolio turnover results in increased transaction costs, which must be borne by the Fund. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for U.S. federal income tax purposes. See “Dividends, Capital Gains & Taxes” in the prospectus, and “Additional Federal Income Tax Information” in this SAI.

Investment Restrictions

Fundamental Restrictions

Artisan Funds has adopted investment restrictions (which may not be changed without the approval of the lesser of (i) 67% of the Fund’s shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of the Fund’s outstanding shares) under which the Fund may not:

(1)    act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

(2)    purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

(3)    make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations which are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

(4)    borrow (including entering into reverse repurchase agreements), except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income and (b) enter into transactions in options, futures, and options on futures;3

[3]	The Fund will not purchase securities when total borrowings by the Fund are greater than 5% of its net asset value.

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(5)    invest in a security if more than 25% of its net assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(6)    issue any senior security except to the extent permitted under the Investment Company Act of 1940;

(7)    with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities; or

(8)    acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer.

The Fund’s investment objective is not a fundamental restriction and, therefore, a change in the objective is not subject to shareholder approval. However, investors in the Fund will receive written notification at least 30 days prior to any change in the Fund’s investment objective.

Non-Fundamental Restrictions

The Fund is also subject to non-fundamental restrictions and policies (which may be changed by the board of directors), under which the Fund may not:

(a)    invest in companies for the purpose of exercising control or management;

(b)    purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund’s total assets (valued at time of purchase) in the case of any one other investment company and 10% of total assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker’s commission, except for securities acquired as part of a merger, consolidation, acquisition or reorganization;

(c)    purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales; or

(d)    invest more than 10% of its net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days.

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For purposes of these investment restrictions, subsequent changes in the Fund’s holdings as a result of changing market conditions or changes in the amount of the Fund’s total assets does not require the Fund to sell or dispose of an investment or to take any other action.

Organization

The Fund is a series of Artisan Funds, Inc., an open-end, diversified management investment company that was incorporated under Wisconsin law on January 5, 1995. Effective July 1, 2011, Artisan Funds, Inc. will change its name to Artisan Partners Funds, Inc. but will continue to do business as Artisan Funds.

Effective December 1, 2010, the name of the Fund changed from “Artisan Opportunistic Value Fund” to “Artisan Value Fund.”

The Fund offers two classes of shares: Investor Shares and Institutional Shares. As described more fully in the Institutional Shares prospectus, Institutional Shares of the Fund are designed for certain employee benefit plans as well as institutional and other investors with a minimum initial investment of $1 million. Institutional Shares of the Fund are commencing as of the date of this SAI. The classes of the Fund share pro rata the costs of management of the Fund’s portfolio, including the advisory fee, but each bears the cost of its own transfer agency and shareholder servicing arrangements, which may result in differing expenses by class. Because of the different expenses, the Institutional Shares of the Fund may have a lower expense ratio and correspondingly higher total return than the Investor Shares of the Fund.

The Wisconsin Business Corporation Law permits registered investment companies to operate without an annual meeting of shareholders under specified circumstances, such as if an annual meeting is not required by the 1940 Act (the federal securities law that governs the regulation of investment companies). Artisan Funds has adopted the appropriate provisions in its bylaws and does not expect to hold an annual meeting in any year in which the election of directors or any other action requiring shareholder approval is not required to be acted upon by shareholders. Artisan Funds believes that not holding shareholder meetings except as otherwise required reduces the Fund’s expenses and enhances shareholder returns.

The Fund may hold special meetings of shareholders to elect or remove directors, change fundamental policies, approve a management contract, or for other purposes. The Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. You are entitled to one vote, or fraction thereof, for each share of the Fund, or fraction thereof, that you own. With respect to any matter that affects only one class of the Fund, only the shares of the affected class are entitled to vote. Shareholders not attending these meetings are encouraged to vote by proxy.

All shares participate equally in dividends and other distributions declared by the board of directors with respect to the applicable class of shares, and all shares of a class have pro rata rights to the residual assets of the respective class in the event of liquidation. Shares of the Fund have no preemptive, conversion or subscription rights.

Artisan Funds is governed by a board of directors that is responsible for protecting the interests of the Fund’s shareholders. The directors are experienced executives and professionals who meet at regular intervals to oversee the Fund’s activities, review contractual arrangements

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with companies that provide services to the Fund and review performance. A majority of directors are not otherwise affiliated with Artisan Funds or Artisan Partners.

Directors and Officers

The board of directors has overall responsibility for the conduct of the affairs of Artisan Funds. The chairman of the board is an independent director.4 Each director serves an indefinite term of unlimited duration until the next annual meeting of shareholders and until the election and qualification of his or her successor or until he or she retires, resigns or is removed from office. Artisan Funds’ bylaws provide that each director must retire at the end of the calendar year in which he or she attains the age of 72. The board of directors may fill any vacancy on the board provided that, after such appointment, at least two-thirds of the directors have been elected by the shareholders. The shareholders may remove a director by a vote of a majority of the outstanding shares of Artisan Funds at any meeting of shareholders called for the purpose of removing such director.

The board of directors’ role is one of oversight, rather than active management. This oversight extends to Artisan Funds’ risk management processes. Those processes are embedded in the responsibilities of officers of Artisan Funds. Senior officers of Artisan Funds, including the president, chief financial officer, general counsel, and chief compliance officer, report directly to the full board on a variety of matters at regular meetings of the board of directors. The chief financial officer also reports regularly to Artisan Funds’ Audit Committee, which is comprised of all of Artisan Funds’ independent directors.

The board’s leadership structure features independent directors serving as board chairman and chairmen of the executive, audit, and governance and nominating committees. This structure is reviewed by the board regularly and the board believes it to be appropriate and effective. All independent directors are members of the audit and governance and nominating committees. Inclusion of all independent directors in the audit and governance and nominating committees allows all such directors to participate in the full range of the board’s oversight duties, including oversight of risk management processes.

The board of directors elects the officers of Artisan Funds, provided that the chief compliance officer must be approved by a majority of the independent directors. Each officer holds office for one year and until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The board of directors may remove any officer, with or without cause, at any time, provided that a majority of the independent directors must approve the removal of the chief compliance officer.

The names and ages of the directors and officers, the date each first was elected to office, their principal business occupations and other directorships they have held during the last five years in any publicly-traded company or any registered investment company are shown below. There are twelve series of Artisan Funds, all of which are overseen by the board of directors and officers of Artisan Funds.

[4]	Directors who are not “interested” as defined by the 1940 Act are deemed to be “independent” directors.

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Name and Age at December 31, 2010	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership

Directors who are not “interested persons” of Artisan Funds:

David A. Erne, 67	Director and Independent Chair of the Board of Directors	Director since 3/27/95; Independent Chair since 2/4/05	Of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI.	Trustee, Northwestern Mutual Life Insurance Company (individual life insurance, disability insurance and annuity company).	Significant board experience; legal training and practice.

Thomas R. Hefty, 63	Director	3/27/95	Retired; from January 2007 to February 2008, President, Kern Family Foundation (private, grant-making organization); until December 2006, of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI; until December 2006, Adjunct Professor, Department of Business and Economics, Ripon College; until December 2002, Chairman of the Board and Chief Executive Officer of Cobalt Corporation (provider of managed care and specialty business services).	None.	Significant board experience; significant executive experience including past service as the chief executive officer of a public company; legal training and practice; audit committee financial expert.

Jeffrey A. Joerres, 51	Director	8/9/01	Chairman of the Board, President and Chief Executive Officer of Manpower Inc. (non-governmental employment service organization).	Director, Johnson Controls, Inc. (manufacturer of automotive systems and building controls).	Significant board experience; significant executive experience including continuing service as chief executive officer of a public company.

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Name and Age at December 31, 2010	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership

Patrick S. Pittard, 65	Director	8/9/01	Distinguished Executive in Residence (teaching position), University of Georgia; until October 2001, Chairman of the Board, President and Chief Executive Officer of Heidrick & Struggles International, Inc. (executive search firm).	Director, Lincoln National Corporation (insurance and investment management company); former Director, Cbeyond, Inc. (telecommunications company, formerly Cbeyond Communications, Inc.).	Significant board experience; significant executive experience including past service as chief executive officer of a public company.

Howard B. Witt, 70	Director	3/27/95	Retired; until December 2004, Chairman of the Board, President and Chief Executive Officer of Littelfuse, Inc. (manufacturer of advanced circuit protection devices).	Former Director, Franklin Electric Co., Inc. (manufacturer of electric motors).	Significant board experience; significant executive experience including past service as chief executive officer of a public company.

Director who is an “interested person” of Artisan Funds:

Andrew A. Ziegler, 53*	Director	1/5/95	Managing Director of Artisan Partners; until February 2010, President and Chief Executive Officer of Artisan Funds.	None.	Continuing service as the Executive Chairman of Artisan Partners and past services as Chief Executive Officer of Artisan Partners; past services as Chief Executive Officer and President of Artisan Funds; significant board experience; and legal training and practice.

*	Mr. Ziegler is an “interested person” of Artisan Funds, as defined in the 1940 Act, because he is a Managing Director of Artisan Partners and an officer of Artisan Investments GP LLC (the general partner of Artisan Partners). Mr. Ziegler and Carlene M. Ziegler (who are married to each other) control Artisan Partners.

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Name and Age at December 31, 2010	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held

Officers:

Eric R. Colson, 41	President and Chief Executive Officer	2/9/2010	Managing Director and Chief Executive Officer of Artisan Partners since January 2010; prior thereto, Managing Director and Chief Operating Officer – Investment Operations of Artisan Partners.	None.

Gregory K. Ramirez, 40	Chief Financial Officer, Vice President and Treasurer	2/8/11	Managing Director and since March 2010, Chief Accounting Officer of Artisan Partners; Assistant Treasurer of Artisan Distributors LLC; until February 2011, Assistant Secretary and Assistant Treasurer of Artisan Funds.	None.

Sarah A. Johnson, 38	General Counsel, Vice President and Secretary	2/8/11	Managing Director (since March 2010) and Associate Counsel of Artisan Partners; until February 2011, Assistant Secretary of Artisan Funds.	None.

Brooke J. Billick, 57	Chief Compliance Officer	8/19/04	Chief Compliance Officer and Associate Counsel of Artisan Partners; Chief Compliance Officer of Artisan Distributors LLC.	None.

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Name and Age at December 31, 2010	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held

James S. Hamman, Jr., 41	Vice President and Assistant Secretary	2/8/11	Associate Counsel of Artisan Partners since March 2010; from January 2008 until February 2010, Principal of Elite Investment Partners, LLC; prior thereto, Executive Vice President, General Counsel and Secretary of Calamos Asset Management, Inc.	None.

The business address of the officers and directors affiliated with Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. The addresses of the other directors are: Mr. Joerres – 100 Manpower Place, Milwaukee, Wisconsin 53212; and Mr. Erne, Mr. Hefty, Mr. Pittard and Mr. Witt – c/o Artisan Funds, 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Mr. Joerres is a director of Johnson Controls, Inc. On February 20, 2009, Johnson Controls, Inc. redeemed shares from Artisan Mid Cap Fund, a series of Artisan Funds, representing approximately $39.5 million and Artisan Mid Cap Fund paid the proceeds of that redemption in kind in accordance with Artisan Funds’ redemption in kind procedures. Mr. Joerres may be deemed to have had a material indirect interest in the redemption in kind transaction by virtue of his role as a director of Johnson Controls, Inc. Mr. Joerres is not affiliated with Artisan Partners.

The board of directors has an audit committee and a governance and nominating committee. In addition, the board of directors has appointed a valuation committee, which is comprised of officers of Artisan Funds. The following table identifies the members of those committees and the number of meetings of each committee held during the fiscal year ended September 30, 2010 and the function of each committee:

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Committee	Members of Committee	Number of Meetings	Principal Functions of Committee

Audit Committee	David A. Erne Thomas R. Hefty* Jeffrey A. Joerres Patrick S. Pittard Howard B. Witt	4	The audit committee selects the independent auditors; meets with the independent auditors and management to review the scope and the results of the audits of Artisan Funds’ financial statements; confirms the independence of the independent auditors; reviews with the independent auditors and management the effectiveness and adequacy of Artisan Funds’ internal controls; pre-approves the audit and certain non-audit services provided by the independent auditors; and reviews legal and regulatory matters.

Governance and Nominating Committee	David A. Erne Thomas R. Hefty Jeffrey A. Joerres Patrick S. Pittard Howard B. Witt*	3	The governance and nominating committee makes recommendations to the board regarding board committees and committee assignments, the composition of the board, candidates for election as non-interested directors and compensation of directors who are not affiliated persons of Artisan Partners, and oversees the process for evaluating the functioning of the board. Pursuant to procedures and policies adopted under its charter, the governance and nominating committee will consider shareholder recommendations regarding candidates for election as directors.

Valuation Committee	James S. Hamman, Jr.** Shannon K. Jagodinski** Sarah A. Johnson Janet D. Olsen Gregory K. Ramirez Lawrence A. Totsky	96+	The valuation committee is responsible for determining, in accordance with Artisan Funds’ valuation procedures, a fair value for any portfolio security for which no reliable market quotations are available or for which the valuation procedures do not produce a fair value.

*	Chairperson of the committee.

**	Mr. Hamman and Ms. Jagodinski were appointed to the Valuation Committee effective February 8, 2011.

+	The number shown represents the number of valuation actions taken by the committee, not the number of times the committee met.

Shareholders wishing to recommend a candidate for election to the board may do so by: (a) mailing the recommendation in writing to the attention of the secretary of Artisan Funds at 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202; and (b) including in the recommendation: (i) the class or series and number of all shares of any Artisan Fund owned beneficially or of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially; (ii) a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other public companies, identifying any other registered investment companies), current employment, date of

25

birth, business and residence addresses, and the names and addresses of at least three professional references; (iii) information as to whether the candidate is or may be an “interested person” (as such term is defined in the 1940 Act) of Artisan Funds, Artisan Partners or Artisan Distributors LLC (“Distributors”), and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for Artisan Funds to make such determination; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as a director of Artisan Funds, if elected; (v) a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made, and if none, a statement to that effect; (vi) the class or series and number of all shares of each Artisan Fund owned of record or beneficially by the candidate, as reported by the candidate; and (vii) any other information that would be helpful to the committee in evaluating the candidate. The committee also may require the nominating shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information submitted in the recommendation or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a director of Artisan Funds, and if the nominating shareholder fails to provide such other information in writing within seven days of receipt of a written request from the committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the committee will not be required to consider such candidate. The committee will consider only those shareholder recommendations that follow the procedures outlined above. Recommendations for candidates as directors of Artisan Funds will be evaluated, among other things, in light of whether the number of directors is expected to change and whether the directors expect any vacancies. The committee need not consider any shareholder recommendation received fewer than 90 days before the date of an anticipated nomination. When the committee is not actively recruiting new directors, shareholder recommendations will be kept on file for two years after receipt of the shareholder recommendation. A shareholder recommendation considered by the committee in connection with the committee’s nomination of any candidate(s) for appointment or election as an independent director need not be considered again by the committee in connection with any subsequent nomination(s).

As of April 1, 2011, the compensation paid to the directors of Artisan Funds who are not affiliated persons of Artisan Partners for their services as such is based on an annual fee of $200,000, payable quarterly, subject to an additional increase of $10,000 upon commencement of operations of any new series of Artisan Funds. (Prior to April 1, 2011, each director who was not an affiliated person of Artisan Partners received an annual retainer of $180,000.) In addition, the independent chair of the board of directors receives an additional $60,000 annually, payable quarterly, and the chairs of the Audit Committee and the Governance and Nominating Committee each receive an additional $30,000 annually, payable quarterly. If more than five in-person meetings are held in a calendar year, the board of directors may, at its discretion, pay each director an additional meeting attendance fee. Otherwise, no per meeting fees are paid.

Compensation is paid only to directors who are not affiliated persons of Artisan Partners and is allocated among the series of Artisan Funds in accordance with a procedure determined from time to time by the board. Artisan Funds has no retirement or pension plan.

Artisan Funds has a deferred compensation plan (the “Plan”) that permits any director who is not an affiliated person of Artisan Partners to elect to defer receipt of all or a portion of his or her compensation as a director for two or more years. The deferred compensation of a

26

participating director is credited to a book entry account of Artisan Funds on the date that such compensation otherwise would have been paid to the director. The value of the director’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more series of Artisan Funds as designated by the participating director. At the time for commencing distributions from a director’s deferral account, which is no later than when the director ceases to be a member of the board of directors, the director may elect to receive distributions in a lump sum or over a period of five years. Each Artisan Fund’s obligation to make distributions under the Plan is a general obligation of that Fund. No Artisan Fund will be liable for any other Artisan Fund’s obligations to make distributions under the Plan.

The following table sets forth the aggregate compensation paid by the Fund and total compensation paid by the Artisan Funds complex to each director.

Name of Director	Compensation from the Fund[1]	Total Compensation from the Fund Complex Paid to Directors[2]
Andrew A. Ziegler	$0	$0
David A. Erne	$1,968	$235,709
Thomas R. Hefty	$1,717	$205,618
Jeffrey A. Joerres	$1,466	$175,527[3]
Patrick S. Pittard	$1,466	$175,527
Howard B. Witt	$1,717	$205,618
[1]	The compensation presented in this column is the compensation paid by the Fund for the fiscal year ended September 30, 2010.
[2]

The compensation presented in this column is an aggregate of the compensation paid by each series of Artisan Funds during the fiscal year ended September 30, 2010, except Artisan Global Equity Fund, which commenced operations in March 2010. The amount included for Artisan Global Equity Fund is an estimate of the amount to be paid for the fiscal year ending September 30, 2011.

[3]

This amount includes compensation deferred at the election of Mr. Joerres under Artisan Funds’ deferred compensation plan. As of September 30, 2010, the value of Mr. Joerres’ deferred compensation account was $824,383.

As of the date of this SAI, no officer or director of Artisan Funds beneficially owned (within the meaning of that term as defined in Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”)) any Institutional Shares of the Fund. As of [        ], 2011, the officers and directors of Artisan Funds as a group owned beneficially [    %] of the outstanding Investor Shares of the Fund.

The following table illustrates the dollar range of shares of the Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) by each director as of December 31, 2010. The dollar range for the securities represented in the table was determined using the NAV of a share of the Fund as of the close of business on December 31, 2010.

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Fund	Directors who are not interested persons of Artisan Funds					Director who is an “interested person” of Artisan Funds
	David A. Erne	Thomas R. Hefty	Jeffrey A. Joerres	Patrick S. Pittard	Howard B. Witt	Andrew A. Ziegler
Value Fund*	Over $100,000	$50,001- $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Aggregate Artisan Funds Complex	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
*	Reflects beneficial ownership of Investor Shares of the Fund.

No independent director of Artisan Funds owns beneficially or of record any security of Artisan Partners or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Artisan Partners.

Portfolio Managers

Scott C. Satterwhite, James C. Kieffer and George O. Sertl, Jr. are portfolio co-managers for the Fund.

The portfolio managers also have responsibility for the day-to-day management of accounts other than the Fund, including separate accounts and unregistered funds. Fees earned by Artisan Partners may vary among these accounts and the portfolio managers may personally invest in some but not all of those accounts. Information regarding those other accounts is set forth in the tables below.5

Number of Other Accounts Managed and Assets by Account Type as of September 30, 2010
Portfolio Manager(s)	Registered Investment Companies (other than the Fund)	Other Pooled Investment Vehicles	Other Accounts
James C. Kieffer Scott C. Satterwhite George O. Sertl, Jr.	Accounts: 7 Assets: $10,120,727,374[1]	Accounts: 3 Assets: $72,916,398[2]	Accounts: 32 Assets: $2,634,964,974[3]
[1]	This includes Artisan Mid Cap Value Fund and Artisan Small Cap Value Fund, which are also managed by Messrs. Kieffer, Satterwhite and Sertl.
[2]	This includes a separate account in Artisan Partners’ small-cap value strategy, which is also managed by Messrs. Kieffer, Satterwhite and Sertl.
[3]

This includes 20 separate accounts in Artisan Partners’ mid-cap value strategy and 12 separate accounts in Artisan Partners’ small-cap value strategy, which are also managed by Messrs. Kieffer, Satterwhite and Sertl.

The advisory fees received by Artisan Partners in connection with the management of the Fund and the accounts identified in the tables above are not based on the performance of the Fund or such accounts.

[5]	Each portfolio manager may invest for his or her own benefit in securities held in brokerage and mutual fund accounts. The information shown in the tables does not include information about those accounts where the portfolio manager or members of his or her family have a beneficial or pecuniary interest because no advisory relationship exists with Artisan Partners or any of its affiliates.

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Each portfolio manager is compensated through a fixed base salary and a subjectively determined incentive bonus that is a portion of a bonus pool, the aggregate amount of which is tied to Artisan Partners’ fee revenues generated by all accounts included within the manager’s investment strategy, including the Fund. Portfolio managers are not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan Partners based on assets under management. Incentive bonuses are based on revenues earned with respect to the investment strategy, rather than on investment performance, because Artisan Partners believes this method aligns portfolio managers’ interests more closely with the long-term interests of clients and Fund shareholders. Artisan Partners’ portfolio managers also participate in group life, health, medical reimbursement, and retirement plans that are generally available to all of Artisan Partners’ salaried employees. All of Artisan Partners’ senior professionals, including portfolio managers, have or are expected to have over a reasonable time, limited partnership interests in Artisan Partners Holdings LP.

At September 30, 2010, the Fund’s portfolio managers beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the Fund having values within the indicated dollar ranges.

Portfolio Manager	Ownership[1]
James C. Kieffer	Over $ 1 million
Scott C. Satterwhite	Over $ 1 million
George O. Sertl, Jr.	Over $ 1 million
[1]	The beneficial ownership shown reflects ownership of Investor Shares of the Fund.

Potential Conflicts of Interest

There are a number of ways in which the interests of Artisan Partners, its portfolio managers and its other personnel might conflict with the interests of the Fund and its shareholders, including:

Sharing of Personnel, Services, Research and Advice Among Clients. Because all client accounts within each strategy, including the Fund’s accounts, are managed similarly, substantially all of the research and portfolio management activities conducted by the investment teams benefit all clients within the particular strategy. Artisan Partners’ administrative and operational personnel divide their time among services to Artisan Funds and other client accounts. Although at certain times Artisan Partners’ employees, including senior management, devote a significant amount of time to servicing other client accounts, in general, Artisan Partners performs significant duties for Artisan Funds that it does not perform for other clients. As a result, there are several employees who devote all or substantially all of their time to Artisan Funds and there are times when very significant portions of the time of senior management is devoted to Artisan Funds.

Restrictions on Activities. Artisan Partners generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner. Therefore, client-imposed restrictions placed on one or more client accounts may impact the manner in which Artisan Partners invests on behalf of all of

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its client accounts. For example, if most of a particular strategy’s clients prohibit investing in derivatives, Artisan Partners likely would not invest in derivatives for the Fund even if the Fund’s guidelines would allow it to invest in derivatives.

To prevent the potentially negative impact that the actions by one client account or multiple client accounts may have on the manner in which Artisan Partners invests on behalf of all of its client accounts, Artisan Partners generally does not accept accounts subject to restrictions that Artisan Partners believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts.

Investments in Issuers with Business Relationships with Artisan Partners. From time to time, clients in a particular investment strategy, including the Fund, may invest in a security issued by a company, or an affiliate of a company, that is also a client of or has another business relationship with Artisan Partners or its affiliates. Likewise, clients in a particular investment strategy may invest in a security issued by a company, a director or officer of which is also a director of Artisan Funds. Artisan Partners has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable transaction in a client account if Artisan Partners believes that it is or may be in possession of material non-public information regarding the security that would be the subject of that transaction.

Artisan Partners may allow its personnel to serve as a director of a public company. Because of the heightened risk of misuse, or allegations of misuse, of material non-public information, Artisan Partners does not permit investment by client accounts or persons covered by Artisan Partners’ Code of Ethics in securities of any issuer of which an Artisan Partners staff member is a director, except that such staff member may purchase and sell that company’s securities for his or her own account or for the account of his or her immediate family members. This prohibition may foreclose investment opportunities that would be available to the Fund if the staff member were not a director.

Management Services Provided to or Business Relationships with Artisan Funds’ Service Providers. Artisan Partners may provide separate account management services to or have other business relationships with entities that are, or affiliates of which are, service providers to Artisan Funds. In every case, the compensation paid by Artisan Funds for services received is the same as or consistent with the compensation paid to comparable service providers that have no relationship with Artisan Partners or its affiliates. Also, the compensation received by Artisan Partners for its advisory services is consistent with the fees received by Artisan Partners from clients that have no relationship with Artisan Funds and fees paid by Artisan Partners for services received is the same as or consistent with the fees paid to comparable service providers that have no relationship with Artisan Funds.

Allocation of Portfolio Transactions Among Clients. Artisan Partners seeks to treat all of its clients fairly when allocating investment opportunities among clients. Because Artisan Partners’ investment teams generally try to keep all client portfolios in that strategy invested in the same securities with approximately the same weightings (with exceptions for client-imposed restrictions and limitations), most orders placed by Artisan Partners’ investment teams ask that a position be established or a security bought or sold to achieve a designated weighting, expressed as a percentage of the value of the portfolio. The trader(s) for that strategy generally have the

30

authority and the responsibility for determining the number of shares required to be bought or sold in each account to achieve that outcome. To execute an investment team’s order, the trader for that strategy usually places a single order across all participating accounts, except in certain markets where aggregated trades are not permitted or due to a client specific restriction or instruction. The trader also strives to use a single broker for execution of a given trade on any given day to manage transaction costs; however, with increasing fragmentation of securities markets and dispersion of sources of liquidity, the trader may use more than one broker. All participating accounts, including the Fund, then share (generally pro rata subject to minimum order size requirements) in the aggregated transaction, paying the same price and commission rate.

Because it is generally not known in advance how many shares will be received in most underwritten offerings, including initial public offerings, shares are allocated to client accounts after receipt. The shares are allocated among all of the accounts (i) eligible to purchase the security and with cash available to do so, and (ii) with respect to which the investment team has given an indication of interest, pro rata with reference to asset size and subject to minimum order size requirements. Artisan Partners’ proprietary accounts, which are discussed below, are not permitted to invest in underwritten offerings.

There also may be instances where a particular security is held by more than one investment strategy (“cross holdings”) due to the overlap of their investment universes. For example, the capitalization ranges of some strategies overlap or a security may at times be of interest to both Artisan Partners’ growth and value, or Artisan Partners’ U.S. and non-U.S. teams. “Same way” transactions (that is, all buys or all sells) in a security held by more than one strategy are generally aggregated across all participating accounts. On occasion, the portfolio manager of one strategy may impose a price limit or some other differing instruction and so may decide not to participate in the aggregated order. In those cases, a trader works both trades in the market at the same time, subject to the requirements of the written trade processing procedures. When orders for a trade in a security are opposite to one another (that is, one portfolio is buying a security, while another is selling the security) and the trader receives a buy order while a sell order is pending (or vice versa), the traders will contact each portfolio manager involved to determine if either portfolio manager wishes to withdraw or modify his or her order. If both orders remain unmodified, the traders may proceed to work those orders in the markets, so long as the traders follow written trade processing procedures.

The procedures for aggregating portfolio transactions and allocating them among clients are reviewed regularly by Artisan Partners and are included in Artisan Funds’ compliance program.

Soft Dollars and Commission Recapture. As an investment adviser, Artisan Partners has an obligation to seek best execution for clients – that is, execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of Artisan Partners’ investment decisions for the benefit of its clients. Subject to Artisan Partners’ duty to seek best execution, selection of brokers is affected by Artisan Partners’ receipt of research services.

Client commissions are used (i) to acquire third party research, including the eligible portion of certain “mixed use” research products, and (ii) for proprietary research provided by

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brokers participating in the execution process, including access to the brokers’ traders and analysts, access to conferences and company managements, and the provision of market information.

When Artisan Partners receives research products and services in return for client brokerage, it relieves Artisan Partners of the expense it would otherwise bear of paying for those items with its own funds, which may provide an incentive to select a particular broker or dealer or electronic communication network (“ECN”) that will provide it with research products or services. However, Artisan Partners chooses those brokers or dealers it believes are best able to provide the best combination of net price and execution in each transaction.

Artisan Partners uses client brokerage from accounts managed by an investment team for research used by that team. Because virtually all orders are aggregated across all accounts in a strategy for execution by a single broker, all participating accounts, including the applicable Artisan Fund, generally will pay the same commission rate for trades and will share pro rata in the costs for the research, except for certain governmental clients that are subject to legal restrictions on the use of their commissions to pay for third-party research products and services (in which case Artisan Partners pays for such products and services from its own funds).

A number of Artisan Partners’ clients, including the Fund, participate in commission recapture arrangements, pursuant to which Artisan Partners is directed to use or otherwise cause commissions to be paid to one or more of a client’s designated commission recapture brokers subject to Artisan Partners’ duty to seek best execution. Those client directions generally require that Artisan Partners execute transactions generating a target percentage of commissions paid by the client’s account with one or more of the client’s recapture brokers. Artisan Partners tries to provide equitable opportunities to recapture commissions to all participating clients in each of the firm’s investment strategies (subject to differences that may arise as a result of cash flows into or out of an account). Progress toward those commission recapture goals is monitored on an on-going basis by Artisan Partners. Largely driven by developments in brokerage commission reporting in the U.K. and similar regulatory initiatives in other markets, as well as continued downward pressure on commission rates, most of the largest brokers or dealers have stopped facilitating commission recapture on transactions outside the U.S. As a result, commissions in non-U.S. transactions are rarely able to be recaptured.

Artisan Partners has adopted written procedures with respect to soft dollars and commission recapture, which are included in Artisan Funds’ compliance procedures.

Proprietary and Personal Investments and Code of Ethics. Artisan Partners’ proprietary investments and personal investments by Artisan Partners’ employees also may present potential conflicts of interest with Artisan Partners’ clients, including the Fund. Artisan Partners from time to time uses a proprietary account to evaluate the viability of an investment strategy or bridge what would otherwise be a gap in a performance track record. Other proprietary or similar accounts, that may exist from time to time are, in general, treated like client accounts for purposes of allocation of investment opportunities. To the extent there is overlap between the investments of one or more proprietary accounts and the accounts of Artisan Partners’ clients, all portfolio transactions are aggregated and allocated pro rata among participating accounts, including the proprietary and other accounts. As of September 30, 2010, Artisan Partners did not have any such proprietary accounts.

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Personal transactions are subject to the Artisan Partners Code of Ethics, which generally provides that employees of Artisan Partners may not take personal advantage of any information that they may have concerning Artisan Partners’ current investment program. The Code of Ethics requires pre-approval of most personal securities transactions believed to present potentially meaningful risk of conflict of interest (including acquisitions of securities as part of an initial public offering or private placement) and generally prohibits personnel from profiting from the purchase and sale, or sale and purchase, of the same (or equivalent) securities within sixty days.6 In addition, the Code of Ethics requires reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with the compliance department quarterly or more frequently. Those reports are reviewed for conflicts, or potential conflicts, with client transactions.

The Code of Ethics prohibits the purchase and sale of securities to and from client accounts. The Code of Ethics also contains policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan Partners’ clients.

Proxy Voting. An adviser may have potential conflicts of interest arising from its voting of proxies relating to portfolio securities, as described in greater detail under the heading “Proxy Voting” below.

Fees. Like the fees Artisan Partners receives from the Fund, the fees Artisan Partners receives as compensation from other client accounts are typically calculated as a percentage of the client’s assets under management. However, Artisan Partners may, under certain circumstances, negotiate performance-based fee arrangements. Performance-based fee arrangements are negotiated with clients on a case-by-case basis and may include, among other types of arrangements, fulcrum fee arrangements (in which the fee is based on actual Artisan Partners’ performance against an agreed upon benchmark), a fee based upon appreciation of assets under management for the client or a fee based upon the amount of gain in an account. As of September 30, 2010, Artisan Partners had five separate accounts with performance-based fees, none of which were managed in the U.S. value equity strategy. Although Artisan Partners may have an incentive to manage the assets of accounts with performance–based fees differently from its other accounts, the firm believes that potential conflict is effectively controlled by Artisan Partners’ procedures to manage all clients within a particular strategy similarly regardless of fee structure.

Control Persons and Principal Shareholders

The only persons known by Artisan Funds to own of record or beneficially 5% or more of the outstanding shares of the Fund as of [        ], 2011 were:

[6]	Certain transactions, including trading of mutual funds for which Artisan Partners acts as adviser or sub-adviser, are excluded from the short-term trading limitation. Trading in mutual fund shares is excluded from that prohibition because funds, including the Fund, typically have their own policies and procedures related to short-term trading activity.

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Name and Address	Percentage of Outstanding Institutional Shares Held	Percentage of Outstanding Investor Shares Held
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

Investment Advisory Services

Artisan Partners provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement dated February 9, 2006, as amended December 1, 2010 (the “Advisory Agreement”) and is responsible for management of the Fund’s investment portfolios and for overall management of the Fund’s business and affairs. Artisan Partners is a Delaware limited partnership, founded in March 2009, that succeeded to the investment management business of Artisan Partners Holdings LP during 2009. Artisan Partners Holdings LP was founded in December 1994 and began providing investment management services in March 1995. Artisan Partners is managed by its general partner, Artisan Investments GP LLC, a Delaware limited liability company wholly-owned by Artisan Partners Holdings LP. Artisan Partners Holdings LP is a limited partnership organized under the laws of Delaware whose sole general partner is Artisan Investment Corporation, a Wisconsin corporation controlled by Andrew and Carlene Ziegler. The principal address of Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. Artisan Partners also has offices at 777 E. Wisconsin Avenue, Suite 1200, Milwaukee, Wisconsin 53202; 100 Pine Street, Suite 2950, San Francisco, California 94111; One Maritime Plaza, Suite 1450, San Francisco, California 94111; Five Concourse Parkway NE, Suite 2200, Atlanta, Georgia 30328; 1350 Avenue of the Americas, Suite 3005, New York, New York 10019; and 800 Delaware Avenue, Suite 800, Wilmington, Delaware 19801.

The Advisory Agreement for the Fund may be continued from year to year only so long as the continuance is approved annually (a) by the vote of a majority of the directors of Artisan Funds who are not “interested persons” of Artisan Funds or Artisan Partners cast in person at a meeting called for the purpose of voting on such approval and (b) by the board of directors or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Advisory Agreement provides that Artisan Partners shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with investment advisory or portfolio services under the agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of Artisan Partners in the performance of its duties or from reckless disregard by Artisan Partners of its obligations and duties under the Advisory Agreement. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). A discussion regarding the basis for the board of directors’ decision to approve the renewal of the Advisory Agreement is available in the Fund’s Investor Shares semiannual report to shareholders for the most recent six months ended March

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31. You may obtain a copy of the Fund’s most recent annual or semiannual reports, without charge, upon request to the Fund.

In return for its services, the Fund pays Artisan Partners a monthly fee at an annual rate of 0.800% of the Fund’s average daily net assets up to $50 million; 0.760% for assets from $50 million up to $100 million; 0.720% for assets from $100 million up to $500 million; 0.680% for assets from $500 million up to $7.5 billion; and 0.640% for assets over $7.5 billion. Prior to December 1, 2010, Artisan Value Fund paid Artisan Partners a monthly fee at an annual rate computed on average daily net assets as follows: 0.900% of average daily net assets up to $1 billion; 0.875% of average daily net assets from $1 billion up to $4 billion; 0.850% of average daily net assets from $4 billion up to $8 billion; 0.825% of average daily net assets from $8 billion up to $12 billion; and 0.800% of average daily net assets over $12 billion.

The investment advisory fees paid by the Fund, except as otherwise noted, for the fiscal years ended September 30, 2010, September 30, 2009 and September 30, 2008 were as follows:

Fiscal Year Ended September 30, 2010	Fiscal Year Ended September 30, 2009	Fiscal Year Ended September 30, 2008
$ 2,080,029	$1,391,839	$2,216,480

Code of Ethics

The 1940 Act and rules thereunder require that Artisan Funds, Artisan Partners and Distributors establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of Artisan Funds might take advantage of that knowledge for their own benefit. Artisan Funds, Artisan Partners and Distributors have adopted a Code of Ethics to meet those concerns and legal requirements. The Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of Artisan Funds from engaging in personal securities investing, but regulates such personal securities investing by these employees as a part of the effort by Artisan Funds, Artisan Partners and Distributors to detect and prevent conflicts of interest.

Distributor

Shares of the Fund are offered for sale by Distributors on a continuous basis without any sales commissions, 12b-1 fees, or other charges to the Fund or its shareholders pursuant to a Distribution Agreement between Artisan Funds and Distributors. Distributors is wholly-owned by Artisan Partners Holdings LP. All distribution expenses relating to the Fund are paid by Artisan Partners, including the payment or reimbursement of any expenses incurred by Distributors. The Distribution Agreement will continue in effect from year to year provided such continuance is approved annually (i) by a majority of the directors or by a majority of the outstanding voting securities of the Fund and (ii) by a majority of the directors who are not parties to the Agreement or interested persons of any such party.

Artisan Funds pays all expenses in connection with registration of its shares with the U.S. Securities and Exchange Commission (“SEC”) and any auditing and filing fees required in

35

compliance with various state securities laws. Distributors or Artisan Partners bear all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes by Distributors. Distributors offers the Fund’s shares only on a best efforts basis. Distributors’ principal office is located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Portfolio Transactions

Artisan Partners places the orders for the purchase and sale of the Fund’s portfolio securities. Artisan Partners’ primary objective in effecting portfolio transactions is to obtain the best combination of net price and execution under the circumstances. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other subjective factors also may enter into the decision. These include: Artisan Partners’ knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; the execution, clearance and settlement capabilities of the broker or dealer selected, including its flexibility in completing step-out transactions; and others that are considered; Artisan Partners’ knowledge of the financial stability and operational capability of the broker or dealer selected; whether executing the trade through an ECN can provide a better combination of net price and execution; and Artisan Partners’ knowledge of actual or apparent operational problems of any broker or dealer are considered. To the extent more than one broker is considered capable of providing best execution, based on the factors listed above, Artisan Partners may take into account whether the broker provides the firm with research products or services, and the value of such products or services. Recognizing the value of those factors, Artisan Partners may cause the Fund to pay a brokerage commission in excess of that which another broker or dealer might have charged for effecting the same transaction.

Artisan Partners maintains and periodically updates a list of approved brokers and dealers that, in Artisan Partners’ judgment, generally are able to provide best net price and execution after taking into consideration the factors noted above. Evaluations of the services provided by brokers or dealers, including the reasonableness of brokerage commissions based on the foregoing factors, are made on an ongoing basis by Artisan Partners’ staff while effecting portfolio transactions and periodically by Artisan Partners’ brokerage committee, and reports are made annually to Artisan Funds’ board of directors. As a matter of policy, Artisan Funds and Artisan Partners do not compensate a broker or dealer for any promotion or sale of Artisan Funds’ shares by directing to the broker or dealer (i) securities transactions for an Artisan Funds portfolio; or (ii) any remuneration, including but not limited to any commission, mark-up, mark-down or other fee (or portion thereof) received or to be received from Artisan Funds’ portfolio transactions effected through any other broker (including a government securities broker) or dealer (including a municipal securities dealer or a government securities dealer). Artisan Partners and Artisan Funds have adopted policies and procedures that are reasonably designed to prevent: (1) the persons responsible for selecting brokers or dealers to effect transactions in portfolio securities (for example, trading desk personnel) from taking into account, in making those decisions, brokers’ or dealers’ promotional or sales efforts on behalf of Artisan Funds; and (2) Artisan Funds, Artisan Partners and Distributors from entering into any agreement or other understanding under which they direct or are expected to direct brokerage transactions or

36

revenue generated by those transactions to a broker or dealer to pay for distribution of the Fund’s shares. As part of such policies and procedures, Artisan Partners’ staff conducts periodic testing to determine if any significant correlation exists between sales of the Fund’s shares by a broker and the direction of brokerage transactions on behalf of Artisan Funds’ portfolios to that broker (or an affiliate).

A small portion, if any, of the brokerage commissions generated by the Fund may be directed to a broker in a commission recapture arrangement. Pursuant to those arrangements, the participating broker repays a portion of the commissions it receives, in cash, to the Fund. The cash rebates are made directly to the Fund and are included in net realized gain or loss on investments in the Fund’s Statement of Operations in the Fund’s annual and semiannual reports to shareholders.

When selecting a broker or dealer or an ECN for a particular transaction, Artisan Partners may consider, among other factors, the value of research products or services furnished to Artisan Partners and its affiliates by those organizations. The types of research products and services received include: research reports, subscriptions to financial publications and research compilations; investment ideas; access to the brokers’ or dealers’ traders and analysts; access to conferences; access to managements of companies with which brokers or dealers have relationships; research-oriented computer software and services; compilations of securities prices, earnings, dividends and similar data; quotation services; and services related to economic and other consulting services. When Artisan Partners or its affiliates receive these items in return for client brokerage, it relieves such entity of the expense it would otherwise bear of paying for those items with its own funds, which may provide an incentive to select a particular broker or dealer or ECN that will provide it or its affiliates with research products or services. However, Artisan Partners chooses those brokers or dealers it believes are best able to provide the best combination of net price and execution in each transaction.

In some instances, Artisan Partners may have an agreement or understanding with a broker or dealer or ECN that Artisan Partners will direct brokerage transactions to that broker or dealer or ECN generating not less than a stated dollar amount of commissions. In those instances, the obligations of Artisan Partners pursuant to that agreement or understanding may, in some transactions, be an important or determining factor in the selection of a broker or dealer or ECN, even if another broker or dealer or ECN might execute the same transaction on comparable terms. Artisan Partners enters into such an agreement with a broker or dealer only if, in the judgment of Artisan Partners, the benefits to clients, including the Fund, of the research products and/or services provided outweigh any potential disadvantages to clients. In other instances, Artisan Partners may have no agreement or understanding with a broker or dealer that provides research. Artisan Partners identifies those brokers or dealers that have provided it with research products or services and the value of the research products or services they provided. Artisan Partners directs commissions generated by its clients’ accounts in the aggregate to those brokers or dealers to ensure the continued receipt of research products and services Artisan Partners believes are useful.

In some instances, Artisan Partners may receive from a broker or dealer a product or service that is used for investment research and for administrative, marketing or other non-research purposes. In those cases, Artisan Partners makes a good faith effort to determine the proportion of such products or services that may be considered used for investment research.

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The portion of the costs of such products or services attributable to research usage may be defrayed by Artisan Partners through brokerage commissions generated by client transactions. Artisan Partners pays the portion of the costs attributable to non-research usage of those products or services from its own funds.

Artisan Partners may use research products or services provided by brokers or dealers or ECNs in servicing Artisan Partners’ accounts (if any) and the accounts of any or all of its affiliates’ clients, including the Fund, managed by the investment team(s) that use the research products or services. Artisan Partners may use step-outs to direct commissions to a broker or dealer that has provided research services to Artisan Partners or its affiliates and provides clearing and settlement services in connection with a transaction.

The research products and services received by Artisan Partners or its affiliates include both third-party research (in which the broker or dealer provides research products or services prepared by a third party) and proprietary research (in which the research products or services provided are prepared by the broker or dealer providing them). Artisan Partners or its affiliates use only a limited percentage of its client brokerage dollars for soft dollar commitments for third-party research, but uses a greater percentage to acquire proprietary research.

Artisan Partners’ and its affiliates’ use of client brokerage to acquire research products and services is intended to qualify for the safe harbor provided by Section 28(e) of the 1934 Act and may involve payment of agency commissions, compensation on certain riskless principal transactions, and any other securities transactions the compensation on which qualifies for safe harbor treatment.

The following table shows the aggregate brokerage commissions (excluding the gross underwriting spread on securities purchased in initial public offerings) paid by the Fund during the periods indicated. All amounts are rounded to the nearest dollar.

Fiscal Year Ended September 30, 2010	Fiscal Year Ended September 30, 2009	Fiscal Year Ended September 30, 2008
$ 262,725	$ 240,640	$ 319,041

The following table shows the brokerage commissions paid by the Fund to brokers who furnished research services (including proprietary or “bundled” research services) to the Fund or Artisan Partners or its affiliates, and the aggregate price paid or received for shares purchased or sold in connection with those transactions, during the fiscal year ended September 30, 2010.

Fiscal Year Ended September 30, 2010
Commissions Paid for Research	Related Aggregate Share Price Paid/Received
$ 98,815	$109,726,696

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Proxy Voting

The Fund has delegated responsibility for proxy voting to Artisan Partners. Artisan Partners votes proxies solicited by or with respect to the issuers of securities held by the Fund. When Artisan Partners votes the Fund’s proxy with respect to a specific issuer, the Fund’s economic interest as a shareholder of that issuer is Artisan Partners’ primary consideration in determining how the proxy should be voted. Artisan Partners generally does not take into account interests of other stakeholders of the issuer or interests the Fund may have in other capacities.

When making proxy voting decisions, Artisan Partners generally adheres to proxy voting guidelines that set forth Artisan Partners’ proxy voting positions on recurring issues and criteria for addressing non-recurring issues. Artisan Partners believes the guidelines, if followed, generally will result in the casting of votes in the economic best interests of the Fund as a shareholder. The guidelines are based on Artisan Partners’ own research and analyses and the research and analyses provided by the proxy administration and research services engaged by Artisan Partners. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Artisan Partners votes contrary to its general guidelines. In addition, due to the varying regulations, customs and practices of non-U.S. countries, Artisan Partners may vote contrary to its general guidelines in circumstances where it believes its guidelines would result in a vote inconsistent with local regulations, customs or practices.

In the following circumstances Artisan Partners may not vote the Fund’s proxy:

•

Artisan Partners has concluded that voting would have no identifiable economic benefit to the Fund as a shareholder, such as when the security is no longer held in the Fund’s portfolio or when the value of the portfolio holding is indeterminable or insignificant.

•

Artisan Partners has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates (“share blocking”). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or contradictory. For example, the Fund’s custodian may effectively restrict transactions even in circumstances in which Artisan Partners believes that share blocking is not required by law. Artisan Partners relies on the custodian and on its proxy service provider to identify share blocking jurisdictions. To the extent such information is wrong, Artisan Partners could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial transaction.

•	The Fund, in conjunction with its custodian, has not fulfilled all administrative requirements for voting proxies in foreign jurisdictions (which may be imposed a

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single time or may be periodic), such as providing a power of attorney to the Fund’s local sub-custodian.

•

The Fund, as of the record date, has loaned the securities to which the proxy relates and Artisan Partners has concluded that it is not in the best interest of the Fund to recall the loan or the Fund is unable to recall the loan in order to vote the securities.

•	The Fund so directs Artisan Partners.

Artisan Partners has engaged a primary proxy service provider to (i) make recommendations to Artisan Partners of proxy voting policies for adoption by Artisan Partners; (ii) perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by Artisan Partners and delivering those proxies; (iv) retain proxy voting records and information; and (v) report to Artisan Partners on its activities. The primary proxy service provider does not have the authority to vote proxies except in accordance with standing or specific instructions given to it by Artisan Partners. Artisan Partners retains final authority and fiduciary responsibility for the voting of proxies. In addition to the primary proxy service provider, Artisan Partners has engaged a second proxy service provider to perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited, and may engage one or more additional providers from time to time. In some instances for non-U.S. companies, there may be little or no information available on matters to be voted on. In those circumstances, Artisan Partners generally follows the recommendation of its primary proxy service provider.

Artisan Partners’ proxy voting committee oversees the proxy voting process, reviews the proxy voting policy at least annually, develops the guidelines and grants authority to proxy administrators (certain Artisan Partners employees, or such other persons as may be designated by the proxy voting committee) to vote proxies in accordance with the guidelines and otherwise performs administrative services relating to proxy voting. The proxy voting committee also makes determinations as to the votes to be cast with respect to each matter (a) for which the guidelines do not specify a particular vote and an investment team recommends a vote inconsistent with the vote recommended by Artisan Partners’ primary proxy service provider, and/or (b) for which an investment team recommends a vote that is not consistent with the guidelines. None of the members of the proxy voting committee is responsible for servicing other existing Artisan Partners’ clients or soliciting new clients for Artisan Partners.

Artisan Partners or its affiliate may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on the Fund’s behalf. Artisan Partners will be deemed to have a potential conflict voting proxies of an issuer if: (i) Artisan Partners or its affiliate manages assets for the issuer or an affiliate of the issuer and also recommends that the Fund invests in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Funds or an employee of Artisan Partners or its affiliate; (iii) Artisan Partners or its affiliate is actively soliciting that issuer or an affiliate of the issuer as a client and the employees who recommend, review or authorize a vote have actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with an employee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners or its affiliate, or an employee of either of them, exists that may be

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affected by the outcome of the proxy vote and that is deemed to represent an actual or potential conflict for the purposes of the proxy voting policy.

Artisan Partners maintains a list of issuers with whom it believes it has a potential conflict voting proxies (the “Identified Issuers”), and provides such list to each proxy administrator, who refers all votes for Identified Issuers to a member of the proxy voting committee. Based on the information provided by the proxy administrator and such other information as the proxy voting committee may request, the proxy voting committee member conducts an independent review of the proposed vote. If that member of the proxy voting committee has a material relationship with or has an immediate family member with a material relationship with the Identified Issuer, such person shall recuse himself or herself from the review of the vote and identify another member of the proxy voting committee without any such relationship with the Identified Issuer to conduct the review.

Artisan Partners’ proxy voting guidelines should, in most cases, adequately address possible conflicts of interest since those guidelines are pre-determined. However, the proxy voting committee member may instruct the proxy administrator to vote proxies in accordance with the recommendations of the secondary proxy service provider, provided that the secondary proxy service provider provides research and analysis with respect to the issuer in question and the proxy voting committee has reason to believe the secondary proxy service provider is independent of such issuer. Such belief may be based upon a written certification provided to Artisan Partners by the secondary proxy service provider or any other source the proxy voting committee deems reliable. In the event the secondary proxy service provider does not provide research and analysis with respect to the issuer in question or the proxy voting committee has reason to believe the secondary proxy service provider is not independent of such issuer, a member of the proxy voting committee may instruct the proxy administrator to vote proxies in accordance with the recommendations of the primary proxy service provider, provided that the primary proxy service provider provides research and analysis with respect to the issuer in question and the proxy voting committee has reason to believe the primary proxy service provider is independent of such issuer. If neither the secondary nor primary proxy service provider meets those requirements, the proxy voting committee shall meet and consider what course of action will be in the best economic interests of Artisan Partners’ clients, including the Fund, consistent with Artisan Partners’ obligations under applicable proxy voting rules.

Artisan Partners prepares a reconciliation periodically by which it compares (a) the number of shares voted by the primary proxy service provider with the settlement date holdings of the Fund as of a record date and (b) the votes cast with Artisan Partners’ standing and specific voting instructions. Artisan Partners uses reasonable efforts to determine the reasons for any identified discrepancies, and if such discrepancies are due to an administrative error of the primary proxy service provider, Artisan Partners works with such provider to minimize the risk of such errors in the future.

The Fund is required to file with the SEC its complete proxy voting record for the twelve-month period ending June 30, by no later than August 31 of each year. The Fund’s proxy voting record for the most recent twelve-month period ending June 30 is available by August 31 of each year (1) on the SEC’s website at www.sec.gov and (2) on Artisan Funds’ website at www.artisanfunds.com.

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Artisan Partners maintains a copy of any document generated by Artisan Partners or its agents that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision for no less than seven years, the first two years in an appropriate office of Artisan Partners.

Disclosure of Portfolio Holdings

The board of directors has adopted policies and procedures to govern the disclosure of portfolio holdings. The board of directors periodically reviews these policies and procedures to ensure they adequately protect and are in the best interests of the Fund’s shareholders. The procedures identify the circumstances in which the Fund’s portfolio holdings will be made publicly available and conditions under which, with appropriate safeguards, holdings may be selectively disclosed in order to further a legitimate business interest of the Fund. In its consideration of the policy, the board of directors noted the prohibition on compensation to any person or entity in connection with the release of the Fund’s portfolio holdings. The board also noted that the release of nonpublic portfolio holdings information, other than in the circumstances outlined in the policy approved by the board, must be approved by officers of Artisan Funds, and may be made only if the disclosure is consistent with a legitimate business purpose of the Fund and the recipient has agreed in writing to be subject to a duty of confidentiality and an undertaking not to trade on the nonpublic information.

Artisan Partners’ compliance staff provides, at least annually, a report to the board of directors regarding the policy’s operation within the compliance program and any material changes recommended as a result of such review.

Except as provided in Artisan Funds’ policy on the release of portfolio holdings or as required by applicable law, no listing of the portfolio holdings or discussion of one or more portfolio holding of the Fund may be provided to any person. In no case do Artisan Funds, Artisan Partners, Distributors, or any other person or entity receive compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by Artisan Partners or its affiliates) for the disclosure of the Fund’s portfolio holdings.

Public Disclosure. A complete list of the Fund’s portfolio holdings as of the close of each calendar quarter will be made publicly available on Artisan Funds’ website (www.artisanfunds.com) on the 15th day of the following calendar quarter, or such other date as Artisan Funds may determine for the Fund. Portfolio holdings information can be found on Artisan Funds’ website at www.artisanfunds.com/materials_info/view_online.cfm. A complete list of portfolio holdings is also included in the reports Artisan Funds files with the SEC after the end of each quarter. The Fund may disclose its top ten holdings or an incomplete list of its holdings, provided that the top ten holdings or other incomplete list has been made publicly available on Artisan Funds’ website at least one day prior to disclosure of such information or has been included in an SEC filing that is required to include the information. A discussion of one or more portfolio holdings also may be made available, provided that the substance of such discussion has been made publicly available on Artisan Funds’ website at least one day prior to disclosure of such information or is otherwise publicly available. Any such list of holdings or discussion of one or more portfolio holdings will remain available on Artisan Funds’ website at

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least until the date on which the Fund files a report with the SEC that includes a list of portfolio holdings and is for the period that includes the date as of which such information is current.

Artisan Funds will disclose portfolio holdings information of the Fund on a quarterly basis through the filing of its Forms N-CSR (with respect to each annual and semiannual period) and Forms N-Q (with respect to the first and third quarters of the Fund’s fiscal year). See the Fund’s prospectus for information on the Fund’s release of portfolio holdings information.

Disclosure of statistical or descriptive information about the Fund’s holdings that does not specifically name the securities held is not prohibited by the Fund’s policy on release of portfolio holdings.

Release of Portfolio Holdings to Fund Service Providers and Other Third Parties. The Fund may release nonpublic portfolio holdings information to selected parties in advance of public release if (i) based on a determination by any of the president, chief financial officer, chief compliance officer or general counsel of Artisan Funds, such disclosure in the manner and at the time proposed is consistent with the Fund’s legitimate business purpose and (ii) the recipient agrees in writing that it is subject to a duty of confidentiality with respect to that information and undertakes not to trade in securities or other property on the basis of that information unless and until that information is made publicly available. Examples of instances in which selective disclosure may be appropriate include, without limitation, disclosure (a) to the directors of or service providers to Artisan Funds who have a reasonable need of that information to perform their services for the Fund, including, but not limited to, Artisan Partners and Artisan Partners UK LLP (and their service providers); Distributors; Kinetic Partners LLP; K&L Gates LLP, Ropes & Gray LLP, Seyfarth Shaw LLP, Fulbright & Jaworski LLP and Jenner & Block LLP, attorneys for Artisan Funds and other attorneys for Artisan Funds who provide services from time to time including without limitation services relating to compliance with regulatory requirements in various non-U.S. markets; Ernst & Young LLP, Artisan Funds’ independent registered public accounting firm; PricewaterhouseCoopers LLP, Artisan Partners’ independent registered public accounting firm; State Street Bank & Trust Company, Artisan Funds’ custodian and transfer agent; Boston Financial Data Services, Inc., Artisan Funds’ sub-transfer agent; ISS Proxy Advisory Services and Glass, Lewis & Co., Artisan Partners’ proxy voting service providers; Artisan Funds’ securities valuation service providers, which include Reuters, The WM Company, Bloomberg, FT Interactive Data, Standard & Poors, Thomson Financial, Barclays Fixed Income Research and ITG, Inc.; and Artisan Funds’ printing, reporting, website and filing support service providers, which include R.R. Donnelley & Sons Company, Confluence Technologies, Inc., Diligent Board Member Services, Inc., Ivize, Stark Media, Publishers Mail Service, Essex Two Incorporated, Sells Printing Company and The Printery; (b) to brokers or dealers or other counterparties, research providers or analytical services of holdings or lists of holdings, or lists of securities of interest, in connection with their provision of brokerage, research, analytical or securities lending services; and (c) in connection with purchases or redemptions in-kind permitted under Artisan Funds’ policy on purchases and redemptions in kind.

The release of nonpublic portfolio holdings information in advance of public release will be reported to the board of directors no later than at the next regularly scheduled board meeting. Artisan Funds’ chief compliance officer or, in his or her absence, its general counsel, is responsible for keeping written records of any such release of nonpublic portfolio holdings information.

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Purchasing, Exchanging and Redeeming Shares

Purchases, exchanges and redemptions are discussed in the prospectus under the headings “Buying Shares,” “Exchanging Shares” and “Redeeming Shares,” respectively. In addition, you may, subject to the approval of Artisan Funds, purchase shares of the Fund with securities that are held in the Fund’s portfolio (or, rarely, with securities that are not currently held in the portfolio but that are eligible for purchase by the Fund (consistent with the Fund’s goal and investment process)) that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. Should Artisan Funds approve your purchase of the Fund’s shares with securities, Artisan Funds would follow its “Purchase In-Kind” procedures and would value the securities tendered in payment (determined as of the next close of regular session trading on the New York Stock Exchange (“NYSE”) after receipt of the purchase order) pursuant to Artisan Funds’ “Procedures for Valuation of Portfolio Securities” as then in effect. If you are interested in purchasing Fund shares with securities, call Artisan Funds at 800.399.1770.

Shares of the Fund may be purchased, exchanged or redeemed through certain financial services companies, some of which may charge a transaction fee. The Fund may authorize from time to time certain financial services companies, broker-dealers, banks or other authorized agents, and in some cases, other organizations designated by an authorized agent (together with designees, “authorized agents”) to accept share purchase, exchange and redemption orders on its behalf. An order properly received by an authorized agent will be deemed to have been accepted by the Fund. If you buy, exchange or redeem shares through an authorized agent, you will pay or receive the Fund’s NAV per share (see “Net Asset Value” below) next calculated after receipt and acceptance of the order by the authorized agent, after giving effect to any transaction charge imposed by the authorized agent. The authorized agent’s procedures will apply in lieu of purchase, exchange and redemption procedures described in the statutory prospectus.

Institutional Shares do not pay fees to intermediaries in connection with recordkeeping, transaction processing for shareholders’ accounts or any other services that an intermediary may provide to its clients.

The Fund reserves the right to waive or reduce the minimum initial or subsequent investment requirements.

Net Asset Value. Share purchase, exchange and redemption orders will be priced at the Fund’s NAV next computed after such orders are received in good order by: (i) the Fund; or (ii) an authorized agent authorized by the Fund to accept purchase and redemption orders on the Fund’s behalf. The Fund may reject a redemption order under certain circumstances, which are described in the Fund’s prospectus.

The NAV of the Fund’s shares is determined as of the close of regular session trading on the NYSE (usually 4:00 p.m., Eastern Time) each day the NYSE is open for regular session trading. NAV will not be determined on days when the NYSE is closed unless, in the judgment of the board of directors, the Fund’s NAV should be determined on any such day, in which case the determination will be made as of 4:00 p.m., Eastern Time. The NAV per share of the Fund (or of a class of shares of the Fund) is determined by dividing the value of all its securities and other assets, less liabilities attributable to the Fund (or class), by the number of shares of the Fund (or class) outstanding. See “Share Price” in the Fund’s prospectus under the caption

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“Investing with Artisan Funds” for a description of the procedures used by the Fund to value securities. For purposes of calculating the NAV, securities transactions and shareholder transactions are accounted for no later than one business day after the trade date, in accordance with applicable law.

The markets in which non-U.S. securities trade are sometimes open on days when the NYSE is not open and the Fund does not calculate its NAV, and sometimes are not open on days when the Fund does calculate its NAV. Even on days on which both the foreign market and the NYSE are open, several hours may have passed between the time when trading in the foreign market closed and the NYSE closes and the Fund calculates its NAV.

Portfolio securities and assets are valued chiefly by quotations from the primary market in which they are traded or otherwise as provided in the Artisan Funds’ Valuation Procedures. When reliable market quotations are not readily available, securities are priced at a fair value, calculated according to procedures adopted by the board of directors. Reliable market quotations may be considered not to be readily available, and the Fund may therefore use fair value pricing, if, in the opinion of the valuation committee, the value of a security the Fund holds is materially affected by events occurring after the close of the primary market or exchange on which the security is traded but before the time as of which the NAV is calculated. Artisan Partners has retained a third party service provider to assist in determining estimates of fair values for foreign securities, under certain circumstances. This service utilizes statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value. When fair value pricing is employed, the value of a portfolio security used by the Fund to calculate its NAV may differ from quoted or published prices for the same security. Estimates of fair value utilized by Artisan Partners or an affiliate as described above may differ from the value realized on the sale of those securities and the differences may be material to the NAV of the Fund.

Although the Fund intends to pay all redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or one percent of the Fund’s net assets represented by such share class during any 90-day period. Redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of readily marketable securities. If redemptions are made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

The Fund reserves the right to suspend or postpone redemptions of its shares during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, if the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of the Fund’s net assets not reasonably practicable.

The Fund has adopted a policy regarding the correction of any error in the computation of NAV. When an error is discovered, the difference between the originally computed (erroneous) NAV and the correct NAV is calculated. If the difference is equal to or less than one cent per

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share, the error is deemed immaterial and no action is taken. If the difference is greater than one cent per share, the following actions are taken:

Amount of Difference	Action Taken
< 1/2 of 1% of the originally computed NAV

The Fund determines whether it has incurred a loss or a benefit. If the Fund has either paid excessive redemption proceeds or received insufficient subscription proceeds (“fund loss”), the party responsible for the error is expected to reimburse the Fund for the amount of the loss. If the Fund has received a benefit from the error, no action is taken.

= or > 1/2 of 1% of the originally computed NAV

If any shareholder has sustained a loss exceeding $10, the Fund or the party responsible for the error is expected to pay the shareholder any additional redemption proceeds owed and either refund excess subscription monies paid or credit the shareholder’s account with additional shares as of the date of the error.

Either the responsible party or the individual shareholders who experienced a benefit as a result of the error are expected to reimburse the Fund for any fund losses attributable to them.

Additional Federal Income Tax Information

The discussion of taxation below is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. You are encouraged to consult your own tax advisor regarding your particular situation and the possible application of state, local and foreign tax laws.

In General

The Fund has elected and intends to qualify each year as a “regulated investment company” under Subchapter M of the Code. In order to qualify for the special tax treatment accorded to regulated investment companies and their shareholders, the Fund must, among other things:

(a)         derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”);

(b)         invest the Fund’s assets in such a manner that, as of the close of each quarter of its taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s total assets is invested in (x) the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers as to each of which the Fund owns 20% or more of the total combined voting power of all classes

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of stock entitled to vote, and that are engaged in the same or similar trades or businesses or related trades or businesses, or (y) the securities of one or more QPTPs; and

(c)         distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

If the Fund qualifies as a regulated investment company, the Fund will not be subject to U.S. federal income tax on income and gains that it distributes in a timely manner to shareholders in the form of dividends. If the Fund fails to meet the tests described in paragraphs (a) and (b) above, the Fund could in some cases cure such failures, including by paying a Fund-level tax and, in the case of diversification failures, by disposing of certain assets. If the Fund does not cure such a failure or otherwise fails to qualify as a regulated investment company that is accorded special tax treatment under Subchapter M, then it would be required to pay taxes on its income and realized capital gains, thereby reducing the amount of income and realized capital gains that would otherwise be available for distribution to the Fund’s shareholders. In addition, all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could also be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus any such amounts retained from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 (or later if the Fund is permitted to elect and so elects) are treated as arising on January 1 of the following calendar year. The Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. A dividend paid by the Fund to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends to make sufficient distributions to avoid this 4% excise tax, although there can be no assurance that it will be able to do so.

If the Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward to offset capital gains in future years, thereby reducing the amount the Fund would otherwise be required to distribute in such future years to qualify for the special tax treatment accorded regulated investment companies and avoid a Fund-level tax. If the Fund incurs or has incurred net capital losses in a taxable year beginning

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on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years, and in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset short-term capital gains, and then offset long-term capital gains. The Fund is permitted to carry forward net capital losses it incurs in taxable years beginning after December 22, 2010 without expiration. Any such carryforward losses will retain their character as short-term or long-term; this may well result in larger distributions of short-term gains (taxed as ordinary income to individual shareholders) than would have resulted under the regime applicable to pre-2011 losses. The Fund will also generally be required to use any such carryforward losses, which will not expire, before it uses any pre-2011 losses. This may increase the likelihood that pre-2011 losses, if any, will expire unused.

In addition, under Code sections 382 and 383, if the Fund undergoes an “ownership change,” the Fund’s ability to use its capital loss carryforwards (and potentially its so-called “built-in losses”) in any year following the ownership change will be limited to an amount generally equal to the value of the Fund’s net assets immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the “IRS”)) in effect for the month in which the ownership change occurs. In such circumstances, Fund shareholders could receive larger distributions than they would have received had the ownership change not occurred, with those distributions being taxable as described below under “Taxation of Fund Distributions.”

Taxation of Fund Distributions

Your distributions will be taxable to you whether received in cash or reinvested in additional shares. For U.S. federal income tax purposes, any distribution that is paid in January but that was declared in October, November or December of the prior calendar year is taxable as if you received it on December 31 of the prior calendar year.

You will be subject to income tax at ordinary income rates on distributions of investment income and gains from the sale of investments that the Fund owned for one year or less, except as described below with respect to “qualified dividend income.” Distributions that are attributable to the excess of the Fund’s net long-term capital gains over net short-term capital losses and that are properly reported as capital gain dividends are taxable to you as long-term capital gains regardless of the length of time you have held your shares. Long-term gains are generally those derived from securities held by the Fund for more than one year.

For taxable years beginning on or before December 31, 2012, the maximum tax rate on long-term capital gains of noncorporate investors has been reduced from 20% to 15%. Also for taxable years beginning on or before December 31, 2012, the maximum tax rate on “qualified dividend income” received by noncorporate shareholders who satisfy certain holding period requirements has been reduced to 15%. If the Fund qualifies as a regulated investment company for tax purposes, the amount of Fund dividends that may be eligible to be taxed as qualified dividend income at the reduced rate may not exceed the amount of aggregate qualifying dividends received by the Fund. To the extent the Fund distributes as dividends amounts that the Fund determines are eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders. Without further legislative change, these rate reductions will lapse, and all Fund dividends other than properly designated capital gain

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dividends will be taxable as ordinary income, for taxable years beginning on or after January 1, 2013.

A portion of dividends from the Fund also may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends the Fund receives from U.S. corporations. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

To the extent that the Fund makes a distribution of income received by the Fund pursuant to loans of its portfolio securities, such income will not constitute qualified dividend income to noncorporate shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Dividends and distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

You will be advised annually as to the source of your distributions for tax purposes. If you are not subject to tax on your income, you generally will not be required to pay tax on these amounts.

Redemptions and Sales of Fund Shares

Any gain or loss realized from a redemption or sale of Fund shares held for more than one year generally will be treated as long-term capital gain or loss. Otherwise, the gain or loss will be treated as short-term capital gain or loss. However, if you realize a loss on the sale of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

Further, all or a portion of any loss realized upon a taxable disposition of the Fund’s shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Exchanges of Fund Shares

An exchange of shares of the Fund for shares of another Artisan Fund will be a taxable transaction. Any gain or loss resulting from such an exchange will generally be treated as a capital gain or loss for U.S. federal income tax purposes, and will be long-term or short-term capital gain or loss depending on how long you have held your shares.

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For U.S. federal income tax purposes, an exchange of shares of the Fund directly for shares of a different class of the Fund generally is not expected to be a taxable event or to result in recognition of a gain or loss by the exchanging shareholder.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from certain payments to you, generally redemption proceeds and payments of dividends and distributions. Backup withholding may be required if:

•	You fail to furnish your properly certified social security or other tax identification number;

•	You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;

•	You fail to certify that you are a U.S. Person (including a U.S. resident alien); or

•	The IRS informs the Fund that your tax identification number is incorrect or that you are otherwise subject to backup withholding.

The backup withholding rate is 28% for amounts paid through 2012, after which the rate will increase to 31% absent legislation by Congress providing otherwise.

The backup withholding certifications are contained in the application that you complete when you open your Fund account. Artisan Funds must promptly pay to the IRS all amounts withheld. Therefore, it usually is not possible for Artisan Funds to reimburse you for amounts withheld. Backup withholding is not, however, an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Consequences of Certain Investments by the Fund

The Fund may purchase the securities of certain foreign investment funds or trusts, or other foreign issuers, deemed to be passive foreign investment companies (“PFICs”). Capital gains on the sale of PFIC holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, regardless of whether such income and gains are distributed to shareholders.

In order to avoid the imposition of such tax, the Fund elects to mark the gains (and to a limited extent losses) in such holdings to the market, as though it had sold and repurchased its holdings in each PFIC on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and losses. This “mark-to-market election” may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making this election therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to continue to qualify as a regulated investment company, which also may accelerate the recognition of gain

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and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

The Fund’s transactions in foreign currencies may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. If the net effect of these transactions is a gain, the income dividend paid by the Fund will be increased; if the result is a loss, the income dividend paid by the Fund will be decreased. If foreign currency losses result in the Fund having an overall net ordinary loss, such loss cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities may produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution of such excess generally will be treated as (i) a dividend to the extent of the Fund’s taxable earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Income received by the Fund from investments in securities of issuers organized in foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of the Fund’s total assets at the end of its fiscal year are invested in stock or securities of foreign corporations, the Fund may make an election permitting its shareholders to claim a deduction or credit for U.S. federal tax purposes for their portion of certain qualified foreign taxes paid by the Fund. Alternatively, the Fund may choose not to pass through the foreign taxes to shareholders, but instead itself claim a deduction for such foreign taxes in determining the Fund’s taxable income, which would reduce the Fund’s taxable income distributed to shareholders and on which shareholders subject to income tax are required to pay tax. The Fund currently does not expect to pass through foreign taxes to shareholders, but instead expect to account for those taxes at the Fund level.

Investments by the Fund in certain corporate debt securities may give rise to income which is required to be distributed even though the Fund holding the security receives no interest payment in cash on the security during the year. In addition, investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest or original issue discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company that is accorded special tax treatment and does not become subject to a Fund-level tax.

The Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require the Fund to accrue and distribute income

51

not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

The Fund’s investment in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or qualify as taxable mortgage pools (“TMPs”) could result in the imposition of significant reporting, withholding, and tax payment responsibilities. Under a notice issued by the IRS and Treasury regulations that have not yet been issued but that may apply retroactively, a portion of the Fund’s income that is allocable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice provides and these regulations are expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders had received the excess inclusion income directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of shares of the Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations. The Fund tries to avoid investing in REITs that hold residual interests in REMICs, that qualify as TMPs, or that otherwise expect to generate excess inclusion income, but the Fund may not always be successful in doing so. Because information about a REIT’s investments may be inadequate or inaccurate, or because a REIT may change its investment program, the Fund may not be successful in avoiding the consequences described above. Avoidance of investments in REITs that generate excess inclusion income may require the Fund to forego otherwise attractive investment opportunities.

The IRS has issued interim administrative guidance implementing the regulatory principles described in the preceding paragraph to require the Fund (i) to allocate excess inclusion income to shareholders in proportion to dividends, (ii) to inform shareholders who are nominees of the amount and character of excess inclusion income allocated to them, (iii) to pay a tax imposed on excess inclusion income that is allocable to record shareholders that are disqualified organizations, and (iv) to apply withholding tax provisions to the excess inclusion income portion of dividends paid to foreign shareholders without regard to any exemption or reduction in tax rate. Pending the issuance of further guidance, the Fund is required (i) to inform all of its shareholders that are not nominees regarding the amount and character of the excess inclusion income allocated to them if the excess inclusion income received by the Fund from all sources exceeds one percent of the gross income of the Fund, or (ii) if it is not subject to the preceding reporting requirement, to inform all of its shareholders that are not nominees regarding

52

the amount and character of excess inclusion income allocated to them, taking into account only excess inclusion income allocated to the Fund from any REIT whose excess inclusion income in its most recent taxable year ending not later than nine months before the first day of the Fund’s taxable year exceeded 3% of the REIT’s total dividends.

Non-U.S. Investors

In general, dividends other than those properly reported as capital gain dividends that are paid by the Fund to a shareholder that is not a “United States person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. Effective for taxable years of the Fund beginning before January 1, 2012, the Fund is not required to withhold any amounts (i) with respect to distributions of U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported as such by the Fund (“interest-related dividends”), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported as such by the Fund (“short-term capital gain dividends”).

There are several conditions and exceptions to the withholding exemptions for interest-related dividends and short-term capital gain dividends. The exemption from withholding for interest-related dividends does not apply to distributions to a foreign person (i) that has not provided a satisfactory statement that the beneficial owner was not a United States person, (ii) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (iii) that is within certain foreign countries that have inadequate information exchange with the U.S., or (iv) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation. The exemption from withholding for short-term capital gain dividends does not apply to (i) distributions to an individual foreign person who is present in the U.S. for a period or periods aggregating 183 days or more during the year of the distribution and (ii) distributions subject to special rules regarding the disposition of U.S. real property interests. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund were to report a distribution as an interest-related or short-term capital gain dividend.

Moreover, depending on the circumstances, the Fund may choose not to report potentially eligible distributions as interest-related and/or short-term capital gain dividends and/or to treat such dividends, in whole or in part, as ineligible for these exemptions from withholding.

If a beneficial holder of Fund shares who or which is a foreign person has a trade or business in the U.S., and Fund dividends received by such holder are effectively connected with the conduct of that trade or business, the dividends will be subject to U.S. federal net income taxation at regular income tax rates.

A beneficial holder of shares who or which is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the

53

sale of shares of the Fund or on capital gain dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the capital gain dividend and certain other conditions are met.

In the case of a shareholder who or which is eligible for the benefits of a tax treaty with the United States, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign person must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign investors in the Fund should consult their tax advisors in this regard.

Certain Additional Reporting and Withholding Requirements

Effective for taxable years beginning after March 18, 2010, certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specifically designated foreign financial assets” on their U.S. federal income tax returns. It is currently unclear under what circumstances, if any, a shareholder’s (indirect) interest in the Fund’s “specified foreign financial assets,” if any, falls within this requirement. Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.

Additionally, new rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Withholdable payments include U.S.-source dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Pursuant to that guidance, it is possible that distributions and redemption payments made by the Fund after December 31, 2012 (or such later date as may be provided in future guidance) to a shareholder will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding unless such shareholder enters into an agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation as the Fund requires to comply with the new rules. Persons investing in the Fund through an intermediary should contact their intermediaries regarding the application of the new reporting and withholding regime to their investments in the Fund. Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime in light of their particular circumstances.

54

Custodian and Transfer Agent

State Street Bank & Trust Company (“State Street”), 200 Newport Avenue, North Quincy, MA 02171, acts as custodian of the securities and other assets of the Fund. State Street is responsible for, among other things, safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. State Street also performs transfer agency, dividend paying agency and portfolio accounting services for the Fund. State Street has delegated most transfer agent functions to its affiliate, Boston Financial Data Services, 30 Dan Road, Canton, MA 02021. State Street is not an affiliate of Artisan Partners or its affiliates. State Street is authorized to deposit securities in securities depositories for the use of services of sub-custodians.

Legal Counsel

Ropes & Gray LLP, One Metro Center, 700 12th St., N.W., Suite 900, Washington, DC 20005-3948 are counsel to the Fund.

Independent Registered Public Accounting Firm

[            ] serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm provides services including (i) an audit of the annual financial statements; (ii) assistance and consultation in connection with SEC filings; and (iii) preparation of the annual income tax returns filed on behalf of the Fund.

Financial Statements

The financial statements of the Fund’s Investor Shares (i) for the fiscal year ended September 30, 2010, the notes thereto and the report of [        ] and (ii) for the six month period ended March 31, 2011, and notes thereto, which are unaudited, are incorporated herein by reference from the Fund’s Investor Shares annual and semiannual reports to shareholders, respectively.

55

PART C

OTHER INFORMATION

ITEM 28. Exhibits.

Exhibit Number	Description

(a)(1)	Amended and Restated Articles of Incorporation of the Registrant. (a)

(a)(2)	Articles of Amendment dated October 12, 1995. (a)

(a)(3)	Articles of Amendment dated January 16, 1997. (b)

(a)(4)	Articles of Amendment dated April 9, 1997. (c)

(a)(5)	Articles of Amendment dated June 5, 1997. (d)

(a)(6)	Articles of Amendment dated April 27, 2000. (e)

(a)(7)	Articles of Amendment dated June 29, 2000. (n)

(a)(8)	Articles of Amendment dated November 29, 2000. (g)

(a)(9)	Articles of Amendment dated August 30, 2001. (h)

(a)(10)	Articles of Amendment dated June 5, 2002. (j)

(a)(11)	Articles of Amendment dated January 12, 2006. (r)

(a)(12)	Articles of Amendment dated May 10, 2006. (t)

(a)(13)	Articles of Amendment dated August 3, 2006. (v)

(a)(14)	Articles of Amendment dated September 11, 2007. (y)

(a)(15)	Articles of Amendment dated February 14, 2008. (aa)

(a)(16)	Articles of Amendment dated June 12, 2008. (cc)

(a)(17)	Articles of Amendment dated January 12, 2010. (gg)

(a)(18)	Articles of Amendment dated December 1, 2010. (jj)

(a)(19)	Articles of Amendment dated January 24, 2011. (jj)

(a)(20)	Articles of Amendment dated May [ ], 2011. To be filed by amendment.

(b)	Bylaws, as amended and restated, of the Registrant dated November 10, 2006. (w)

(c)	None. (Registrant does not issue share certificates.)

(d)(1)	Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Small Cap Fund. (a)

(d)(2)	Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan International Fund. (a)

(d)(3)	Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Mid Cap Fund. (c)

(d)(4)	Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Small Cap Value Fund. (f)

(d)(5)	Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Mid Cap Value Fund. (h)

(d)(6)	Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan International Small Cap Fund. (j)

(d)(7)	Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan International Value Fund. (l)

(d)(8)	Amendment No. 1 to the Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan International Fund. (q)

(d)(9)	Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Value Fund (formerly Artisan Opportunistic Value Fund). (s)

(d)(10)	Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Emerging Markets Fund. (t)

(d)(11)	Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Global Value Fund. (x)

(d)(12)	Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Growth Opportunities Fund (formerly Artisan Opportunistic Growth Fund). (cc)

(d)(13)	Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Global Equity Fund. (hh)

(d)(14)	Investment Subadvisory Agreement between Artisan Partners Limited Partnership and Artisan Partners UK LLP relating to Artisan Global Equity Fund. (hh)

(d)(15)	Amendment No. 1 to the Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Value Fund (formerly Artisan Opportunistic Value Fund). (jj)

(e)(1)	Distribution Agreement between the Registrant and Artisan Distributors LLC. (f)

(e)(2)	Notification to Distributor regarding addition of Artisan Mid Cap Value Fund. (h)

(e)(3)	Notification to Distributor regarding addition of Artisan International Small Cap Fund. (j)

(e)(4)	Notification to Distributor regarding addition of Artisan International Value Fund. (l)

(e)(5)	Notification to Distributor regarding addition of Artisan Value Fund (formerly Artisan Opportunistic Value Fund). (s)

(e)(6)	Notification to Distributor regarding addition of Artisan Emerging Markets Fund. (t)

(e)(7)	Notification to Distributor regarding addition of Artisan International Value Fund – Institutional Shares. (v)

(e)(8)	Notification to Distributor regarding addition of Artisan Global Value Fund. (y)

(e)(9)	Notification to Distributor regarding addition of Artisan Emerging Markets Fund – Advisor Shares. (bb)

(e)(10)	Notification to Distributor regarding addition of Artisan Growth Opportunities Fund (formerly Artisan Opportunistic Growth Fund). (dd)

(e)(11)	Amendment No. 1 to Distribution Agreement between the Registrant and Artisan Distributors LLC. (ff)

(e)(12)	Notification to Distributor regarding addition of Artisan Global Equity Fund. (hh)

(e)(13)	Form of Notification to Distributor regarding addition of Artisan Growth Opportunities Fund – Institutional Shares and Artisan Value Fund – Institutional Shares. Filed herewith.

(f)	None.

(g)(1)	Custodian Agreement and Accounting Services Agreement between the Registrant and State Street Bank and Trust Company. (a)

(g)(2)	Notification to Custodian regarding addition of Artisan Mid Cap Fund. (c)

(g)(3)	Notification to Custodian regarding addition of Artisan Small Cap Value Fund. (d)

(g)(4)	Amendment No. 1 to Custodian Agreement. (f)

(g)(5)	Notification to Custodian regarding addition of Artisan Mid Cap Value Fund. (h)

(g)(6)	Notification to Custodian regarding addition of Artisan International Small Cap Fund. (j)

(g)(7)	Notification to Custodian regarding addition of Artisan International Value Fund. (n)

(g)(8)	Amendment No. 2 to Custodian Agreement. (n)

(g)(9)	Notification to Custodian regarding addition of Artisan Value Fund (formerly Artisan Opportunistic Value Fund). (s)

(g)(10)	Notification to Custodian regarding addition of Artisan Emerging Markets Fund. (t)

(g)(11)	Notification to Custodian regarding addition of Artisan Global Value Fund. (y)

(g)(12)	Notification to Custodian regarding addition of Artisan Growth Opportunities Fund (formerly Artisan Opportunistic Growth Fund). (dd)

(g)(13)	Amendment to the Custodian Agreement. (ff)

(g)(14)	Notification to Custodian regarding addition of Artisan Global Equity Fund. (hh)

(h)(1)	Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company. (i)

(h)(2)	Notification to Transfer Agent regarding addition of Artisan International Small Cap Fund. (j)

(h)(3)	Notification to Transfer Agent regarding addition of Artisan International Value Fund. (m)

(h)(4)	Letter agreement dated July 24, 2002 between the Registrant and State Street Bank and Trust Company. (n)

(h)(5)	Amendment No. 1 to Transfer Agency and Service Agreement. (o)

(h)(6)	October 1, 2003 amendment to letter agreement dated July 24, 2002 between the Registrant and State Street Bank and Trust Company. (p)

(h)(7)	Notification to Transfer Agent regarding addition of Artisan Value Fund (formerly Artisan Opportunistic Value Fund). (s)

(h)(8)	Notification to Transfer Agent regarding addition of Artisan Emerging Markets Fund. (t)

(h)(9)	Notification to Transfer Agent regarding addition of Artisan International Value Fund – Institutional Shares. (v)

(h)(10)	Amendment to Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company. (v)

(h)(11)	Notification to Transfer Agent regarding addition of Artisan Global Value Fund. (y)

(h)(12)	Notification to Transfer Agent regarding addition of Artisan Emerging Markets Fund – Advisor Shares. (bb)

(h)(13)	Notification to Transfer Agent regarding addition of Artisan Growth Opportunities Fund (formerly Artisan Opportunistic Growth Fund). (dd)

(h)(14)	Amendment to Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company. (ee)

(h)(15)	Notification to Transfer Agent regarding addition of Artisan Global Equity Fund. (hh)

(h)(16)	Form of Notification to Transfer Agent regarding addition of Artisan Growth Opportunities Fund – Institutional Shares and Artisan Value Fund – Institutional Shares. Filed herewith.

(i)(1)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan Small Cap Fund – Investor Shares and Artisan International Fund – Institutional Shares and Investor Shares (ee).

(i)(2)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan Mid Cap Fund. (c)

(i)(3)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan Small Cap Value Fund. (d)

(i)(4)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan Mid Cap Fund – Institutional Shares. (e)

(i)(5)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan Mid Cap Value Fund – Investor Shares. (g)

(i)(6)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan International Small Cap Fund – Investor Shares. (h)

(i)(7)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan International Value Fund – Investor Shares. (k)

(i)(8)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan Value Fund (formerly Artisan Opportunistic Value Fund) – Investor Shares. (s)

(i)(9)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan Emerging Markets Fund – Institutional Shares. (t)

(i)(10)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan International Value Fund – Institutional Shares. (v)

(i)(11)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan Global Value Fund – Investor Shares. (y)

(i)(12)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan Emerging Markets Fund – Advisor Shares. (bb)

(i)(13)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan Growth Opportunities Fund (formerly Artisan Opportunistic Growth Fund) – Investor Shares. (dd)

(i)(14)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan Global Equity Fund – Investor Shares. (hh)

(i)(15)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan Growth Opportunities Fund – Institutional Shares. To be filed by amendment.

(i)(16)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan Value Fund – Institutional Shares. To be filed by amendment.

(i)(17)	Consent of Godfrey & Kahn, S.C. Filed herewith.

(j)(1)	Consent of Ropes & Gray LLP. Filed herewith.

(j)(2)	Consent of independent registered public accounting firm. To be filed by amendment.

(k)	None.

(l)(1)	Subscription Agreement between the Registrant and Andrew A. Ziegler and Carlene Murphy Ziegler relating to Artisan Small Cap Fund. (a)

(l)(2)	Subscription Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Value Fund (formerly Artisan Opportunistic Value Fund). (s)

(l)(3)	Subscription Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Emerging Markets Fund. (u)

(l)(4)	Subscription Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Global Value Fund. (z)

(l)(5)	Subscription Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Growth Opportunities Fund (formerly Artisan Opportunistic Growth Fund). (gg)

(l)(6)	Subscription Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Global Equity Fund. (hh)

(m)	None.

(n)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3. Filed herewith.

(p)(1)	Artisan Funds, Inc. Code of Ethics for Directors. Filed herewith.

(p)(2)	Artisan Funds, Inc., Artisan Partners Limited Partnership, Artisan Partners UK LLP and Artisan Distributors LLC Code of Ethics and Policy and Procedures to Prevent Misuse of Inside Information. Filed herewith.

(99)(a)	Powers of Attorney for the Directors of Artisan Funds, Inc. Filed herewith.

(a)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 3 to Registrant’s registration statement, Securities Act file number 33-88316 (the “Registration Statement”), filed on November 27, 1995.

(b)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 5 to the Registration Statement, filed on January 21, 1997.

(c)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 6 to the Registration Statement, filed on April 11, 1997.

(d)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 7 to the Registration Statement, filed on June 6, 1997.

(e)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 12 to the Registration Statement, filed on April 28, 2000.

(f)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 13 to the Registration Statement, filed on October 31, 2000.

(g)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 14 to the Registration Statement, filed on November 30, 2000.

(h)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 16 to the Registration Statement, filed on September 4, 2001.

(i)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 17 to the Registration Statement, filed on October 29, 2001.

(j)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 18 to the Registration Statement, filed on June 6, 2002.

(k)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 19 to the Registration Statement, filed on June 7, 2002.

(l)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 20 to the Registration Statement, filed on August 21, 2002.

(m)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 21 to the Registration Statement, filed on October 29, 2002.

(n)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 22 to the Registration Statement, filed on September 26, 2003.

(o)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 23 to the Registration Statement, filed on January 28, 2004.

(p)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 24 to the Registration Statement, filed on November 30, 2004.

(q)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 25 to the Registration Statement, filed on December 1, 2005.

(r)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 27 to the Registration Statement, filed on January 31, 2006.

(s)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 28 to the Registration Statement, filed on March 21, 2006.

(t)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 31 to the Registration Statement, filed on June 26, 2006.

(u)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 32 to the Registration Statement, filed on August 4, 2006.

(v)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 33 to the Registration Statement, filed on September 26, 2006.

(w)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 34 to the Registration Statement, filed on December 26, 2006.

(x)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 35 to the Registration Statement, filed on September 11, 2007.

(y)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 36 to the Registration Statement, filed on December 3, 2007.

(z)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 37 to the Registration Statement, filed on January 28, 2008.

(aa)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 38 to the Registration Statement, filed on February 14, 2008.

(bb)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 39 to the Registration Statement, filed on April 14, 2008.

(cc)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 40 to the Registration Statement, filed on June 18, 2008.

(dd)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 41 to the Registration Statement, filed on August 29, 2008.

(ee)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 42 to the Registration Statement, filed on January 28, 2009.

(ff)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 43 to the Registration Statement, filed on November 25, 2009.

(gg)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 44 to the Registration Statement, filed on January 13, 2010.

(hh)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 46 to the Registration Statement, filed on March 26, 2010.

(ii)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 47 to the Registration Statement, filed on November 29, 2010.

(jj)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 48 to the Registration Statement, filed on January 28, 2011.

ITEM 29. Persons Controlled by or Under Common Control With Registrant.

None.

ITEM 30. Indemnification.

Article VIII of Registrant’s Amended and Restated Articles of Incorporation and Article IX of Registrant’s Bylaws (Exhibits (a)(1) through (b)), which are incorporated herein by reference) provide that the Registrant shall indemnify and advance expenses to its currently acting and its former directors and officers to the fullest extent that indemnification of directors and officers is permitted by the Wisconsin Statutes. The Board of Directors may by bylaw, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Wisconsin Statutes; provided however, that nothing therein shall be construed to protect any director or officer of the Registrant against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers, and controlling persons of the

Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant will not advance attorneys’ fees or other expenses incurred by the person to be indemnified unless the Registrant shall have received an undertaking by or on behalf of such person to repay the advance unless it is ultimately determined that such person is entitled to indemnification and one of the following conditions shall have occurred: (i) such person shall provide security for his undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall have determined that based on a review of readily available facts there is reason to believe that such person ultimately will be found entitled to indemnification.

Registrant and its directors and officers are insured under policies of insurance maintained by Registrant, within the limits and subject to the limitations of the policies, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such directors or officers. The policies expressly exclude coverage for any director or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

The Registrant also has entered into indemnification agreements with each of its directors. The indemnification agreements provide that the Registrant will indemnify and advance expenses to the director if the director is or is threatened to be made a party to a proceeding by reason of the director’s corporate status, to the fullest extent permitted by applicable law. The indemnification agreements specifically provide that a director will not be indemnified for any acts or omissions giving rise to any claims asserted against the director that constituted “disabling conduct” (e.g., willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office).

ITEM 31. Business and Other Connections of Investment Adviser.

The information in the prospectus under the caption “Organization, Management & Management Fees” and in the statement of additional information under the caption “Investment Advisory Services” is incorporated herein by reference. Artisan Partners Limited Partnership (“Artisan Partners”) itself has no executive officers or directors; however, the principal executives of its general partner, Artisan Investments GP LLC, are: Eric R. Colson, President and Chief Executive Officer; Charles J. Daley, Jr., Chief Financial Officer and Treasurer; Karen L. Guy, Vice President; Sarah A. Johnson, Vice President; Janet D. Olsen, Vice President and Secretary; Gregory K. Ramirez, Vice President; Lawrence A. Totsky, Senior Vice President; and Andrew A. Ziegler, Executive Chairman. Each officer of Artisan Investments GP LLC is a Managing Director of Artisan Partners. Artisan Partners UK LLP (“Artisan UK”) itself has no executive officers or directors; however, the directors of its founding partner, Artisan Partners Limited, are Karen L. Guy, Sarah A. Johnson and Gregory K. Ramirez. For a description of other business, profession, vocation or employment of a substantial nature in which any officer of Artisan Investments GP LLC or any director of Artisan Partners Limited, except Ms. Guy and Mr. Daley, has engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee, see the information under the caption “Directors and Officers” in the statement of additional information. In addition to being a Managing Director of Artisan Partners, Ms. Guy serves as the Chief Operating Officer of Artisan Partners. In addition to being a Managing Director of Artisan Partners, Mr. Daley serves as the Chief Financial Officer of Artisan Partners.

ITEM 32. Principal Underwriters.

(a)	Artisan Distributors LLC acts as principal underwriter for Artisan Funds.

(b)

Name	Positions and Offices with Underwriter	Positions and Offices with Fund
Karen L. Guy	Chairman and President (Chief Executive Officer)	None
Michael C. Roos	Vice President	None
Lawrence A. Totsky	Chief Financial Officer, Vice President and Treasurer	None
Janet D. Olsen	Vice President and Secretary	None
Sarah A. Johnson	Vice President	General Counsel, Vice President and Secretary
Brooke J. Billick	Chief Compliance Officer	Chief Compliance Officer
Gregory K. Ramirez	Assistant Treasurer	Chief Financial Officer, Vice President and Treasurer

The principal business address of each officer of Artisan Distributors LLC is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

(c)	There are no commissions or other compensation received from the Registrant directly or indirectly, by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of an affiliated person.

ITEM 33. Location of Accounts and Records.

All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained as follows:

(1)	State Street Bank and Trust Company

Crown Colony Office Park

1200 Crown Colony Drive

Quincy, Massachusetts 02169

Rule 31a-1(a); Rules 31a-1(b)(1), (2), (3), (5), (6), (7), (8), (9)

Rules 31a-2(a)(1), (2)

(2)	Artisan Partners Limited Partnership (on its own behalf, or on behalf of Artisan Funds, Inc., Artisan Partners UK LLP, or Artisan Distributors LLC)

875 East Wisconsin Avenue, Suite 800

Milwaukee, Wisconsin 53202

777 East Wisconsin Ave, Suite 1200

Milwaukee, Wisconsin 53202

Iron Mountain

5170 S. 6th Street

Milwaukee, WI 53221

Rule 31a-1(a); Rules 31a-1(b)(4), (5), (6), (7), (9), (10), (11);

Rule 31a-1(d); Rule 31a-1(f); Rules 31a-2(a)(1), (2), (3), (4), (5), (6);

Rule 31a-2(c); Rule 31a-2(e)

(3)	Boston Financial Data Services

30 Dan Road

Canton, Massachusetts 02021

Rules 31a-1(b)(1), (2)(iv); Rule 31a-2(a)(1)

(4)	Ropes & Gray LLP

One Metro Center

700 12th Street NW, Suite 900

Washington, DC 20005-3948

Rule 31a-1(b)(4); Rule 31a-2(a)(1), (4)

ITEM 34. Management Services.

Not applicable.

ITEM 35. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, and the State of California on the 26th day of May 2011.

ARTISAN FUNDS, INC.

By:	/s/ Eric R. Colson
Eric R. Colson
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date
/s/ Eric R. Colson Eric R. Colson	President and Chief Executive Officer (principal executive officer)	May 26, 2011

/s/ Andrew A. Ziegler* Andrew A. Ziegler	Director	May 26, 2011

/s/ David A. Erne* David A. Erne	Director	May 26, 2011

/s/ Thomas R. Hefty* Thomas R. Hefty	Director	May 26, 2011

/s/ Jeffrey A. Joerres* Jeffrey A. Joerres	Director	May 26, 2011

/s/ Patrick S. Pittard* Patrick S. Pittard	Director	May 26, 2011

/s/ Howard B. Witt* Howard B. Witt	Director	May 26, 2011

/s/ Gregory K. Ramirez Gregory K. Ramirez	Chief Financial Officer, Vice President and Treasurer (principal financial and accounting officer)	May 26, 2011

By:	/s/ Alyssa Albertelli
Alyssa Albertelli
* By Alyssa Albertelli, Attorney-in-Fact, pursuant to powers of attorney filed herewith

Index of Exhibits Filed with this Registration Statement

Exhibit Number	Description

(e)(13)	Form of Notification to Distributor regarding addition of Artisan Growth Opportunities Fund – Institutional Shares and Artisan Value Fund – Institutional Shares.

(h)(16)	Form of Notification to Transfer Agent regarding addition of Artisan Growth Opportunities Fund – Institutional Shares and Artisan Value Fund – Institutional Shares.

(i)(17)	Consent of Godfrey & Kahn, S.C.

(j)(1)	Consent of Ropes & Gray LLP.

(n)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3.

(p)(1)	Artisan Funds, Inc. Code of Ethics for Directors.

(p)(2)	Artisan Funds, Inc., Artisan Partners Limited Partnership, Artisan Partners UK LLP and Artisan Distributors LLC Code of Ethics and Policy and Procedures to Prevent Misuse of Inside Information.

(99)(a)	Powers of Attorney for the Directors of Artisan Funds, Inc.